      As filed with the Securities and Exchange Commission on May 11, 2001

                     Registration Nos. 33-51268 and 811-7134

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         Pre-Effective Amendment No.                                     []
                                      -----
         Post-Effective Amendment No.  16                              [ x]
                                      ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No.  17                                              [x]
                       ----

                        (Check appropriate box or boxes)

             Separate Account II of Integrity Life Insurance Company
                           (Exact Name of Registrant)

                        Integrity Life Insurance Company
                               (Name of Depositor)

                  515 West Market Street, Louisville, KY 40202
         (Address of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code (502) 582-7900
                                                          --------------

                                 Kevin L. Howard
                        Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky 40202
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

             immediately upon filing pursuant to paragraph (b) of Rule 485
         ---

             on May 1, 2001 pursuant to paragraph (b) of Rule 485
         ---

          x  60 days after filing pursuant to paragraph (a)(1) of Rule 485
         ---

             on (date) pursuant to paragraph (a)(1) of Rule 485
         ---

             75 days after filing pursuant to paragraph (a)(2) of Rule 485
         ---

             on (date) pursuant to paragraph (a)(2) of Rule 485
         ---

If appropriate, check the following box:

             this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

    THIS FILING IS NOT INTENDED TO SUPERSEDE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
     OFFERED BY INTEGRITY LIFE INSURANCE COMPANY, CONTAINED IN REGISTRATION STATEMENT NOS. 33-51268 (POST-EFFECTIVE NUMBER 15) AND 811-7134(POST-EFFECTIVE
                      NUMBER 16), FILED ON APRIL 30, 2001.

PROSPECTUS
                                    PINNACLE
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                   issued by INTEGRITY LIFE INSURANCE COMPANY


This prospectus describes flexible premium variable annuity contracts offered to individuals and to groups by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contracts (collectively, a CONTRACT) provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Two separate accounts, Separate Account II and Separate Account Ten, fund the variable annuity contract. You may allocate contributions to various available investment divisions of the Separate Accounts, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Accounts are together referred to as INVESTMENT OPTIONS.

Your contributions to the Variable Account Options of Separate Account II are invested in shares of the Portfolios of corresponding mutual funds. The prospectuses for the Portfolios describe their investment objectives, policies and risks. Contributions to the Variable Account Options of Separate Account Ten are allocated to its Select Ten Plus Divisions, which invest directly in securities. The value of your contributions to the Variable Account Options reflects the performance of the Portfolios and/or the Select Ten Plus Divisions. There are 44 Variable Account Options available under the Separate Accounts:


       DEUTSCHE ASSET MANAGEMENT VIT FUNDS                    MFS FUNDS
       -----------------------------------                    ---------
       Deutsche VIT EAFE-Registered Trademark-
          Equity Index Fund                                   MFS Capital Opportunities Portfolio
       Deutsche VIT Equity Index Fund                         MFS Emerging Growth Portfolio
       Deutsche VIT Small Cap Index Fund                      MFS Investors Trust Portfolio
                                                              MFS Mid Cap Growth Portfolio
       FIDELITY VIP FUNDS                                     MFS New Discovery Portfolio
       ------------------------
       Fidelity VIP Equity-Income Portfolio
       Fidelity VIP Contrafund Portfolio                      MORGAN STANLEY UIF PORTFOLIOS
       Fidelity VIP Growth & Income Portfolio                 -----------------------------
       Fidelity VIP Growth Opportunities Portfolio            Morgan Stanley UIF Emerging Markets Debt Portfolio
       Fidelity VIP Growth Portfolio                          Morgan Stanley UIF High Yield Portfolio
       Fidelity VIP Mid Cap Portfolio                         Morgan Stanley UIF U.S. Real Estate Portfolio
       Fidelity VIP Money Market Portfolio
                                                              PUTNAM FUNDS
                                                              ------------
       JANUS ASPEN SERIES                                     Putnam VT Voyager Fund II
       ------------------                                     Putnam VT International Growth
       Janus Aspen Aggressive Growth Portfolio                Putnam VT Growth and Income Fund
       Janus Aspen Growth Portfolio                           Putnam VT Technology Fund
       Janus Aspen Capital Appreciation Portfolio             Putnam VT Small Cap Value Fund
       Janus Aspen Balanced Portfolio
       Janus Aspen Worldwide Growth Portfolio
       Janus Aspen Strategic Value                            SELECT TEN PLUS DIVISIONS
                                                              -------------------------
                                                              Select Ten Plus Division-March
       J.P. MORGAN SERIES TRUST II                            Select Ten Plus Division-June
       -----------------------------------                    Select Ten Plus Division-September
       J.P. Morgan International Opportunities Portfolio      Select Ten Plus Division-December
       J.P. Morgan Bond Portfolio

                                                              VAN KAMPEN LIFE UIT PORTFOLIOS - SERIES 1
       THE LEGENDS FUND                                       -----------------------------------------
       ----------------                                       Van Kampen Bandwidth & Telecommunications
       Baron Small Cap Portfolio                              Van Kampen Biotechnology & Pharmaceutical
       Gabelli Large Cap Value Portfolio                      Van Kampen Internet
       Harris Bretall Sullivan & Smith Equity Growth          Van Kampen Morgan Stanley High-Tech 35
       Third Avenue Value Portfolio                           Van Kampen Morgan Stanley U.S. Multinational


Part I of this prospectus describes the contract and provides background information about the Separate Accounts. Part II of this prospectus (beginning on page 45) provides information about the investment activities and operations of the Select Ten Plus Divisions, including their investment policies.


We also offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO can't be decreased below an amount equal to your contribution less prior withdrawals plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE SIX-MONTH STO INTO OTHER INVESTMENT OPTIONS WITHIN SIX MONTHS AND TRANSFER ALL CONTRIBUTIONS TO THE TWELVE-MONTH STO WITHIN ONE YEAR OF CONTRIBUTION. THIS IS DONE ON A MONTHLY OR QUARTERLY BASIS.

This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Portfolio prospectuses, which you should also read.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call us at 1-800-325-8583.

Registration statements relating to the contract, which include a Statement of Additional Information (SAI) dated July 16, 2001, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix C.

*NOTE: A CONTRACT ISSUED IN OREGON WILL BE A SINGLE PREMIUM VARIABLE ANNUITY RATHER THAN A FLEXIBLE PREMIUM VARIABLE ANNUITY. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR ANY CONTRACT ISSUED IN OREGON.

THE CONTRACT IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED BY, ANY BANK, NOR IS IT INSURED BY THE FDIC. IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACT OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACT AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACT ON THE SEC'S INTERNET SITE AT http://www.sec.gov. COPIES OF THAT INFORMATION ARE ALSO AVAILABLE, AFTER PAYING A DUPLICATING FEE, BY ELECTRONIC REQUEST TO publicinfo@sec.gov OR BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-0102.

The date of this prospectus is July 16, 2001.

                               TABLE OF CONTENTS

PART I                                                                                                       PAGE
SECTION 1 - SUMMARY

Your Variable Annuity Contract..................................................................................7
Your Benefits...................................................................................................7
How Your Contract is Taxed......................................................................................7
Your Contributions..............................................................................................7
Your Investment Options.........................................................................................7
Variable Account Options........................................................................................7
Account Value, Adjusted Account Value and Cash Value ...........................................................8
Transfers.......................................................................................................8
Charges and Fees................................................................................................8
Withdrawals.....................................................................................................8
Your Initial Right to Revoke....................................................................................8
Risk/Return Summary:  Investments and Risks.....................................................................9
Table of Annual Fees and Expenses..............................................................................10
Examples.......................................................................................................13

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

Integrity Life Insurance Company...............................................................................15
The Separate Accounts and the Variable Account Options.........................................................15
Assets of Our Separate Accounts................................................................................15
Changes In How We Operate......................................................................................15

SECTION 3 - YOUR INVESTMENT OPTIONS

Deutsche Asset Management VIT Funds............................................................................16
Fidelity VIP Funds.............................................................................................16
Janus Aspen Series.............................................................................................18
J.P. Morgan Series Trust II....................................................................................19
The Legends Fund...............................................................................................19
MFS Funds......................................................................................................20
Morgan Stanley UIF Portfolios..................................................................................21
Putnam Funds...................................................................................................21
Van Kampen Life UIT Portfolios.................................................................................22
The Select Ten Plus Divisions of Separate Account Ten..........................................................23
Fixed Accounts.................................................................................................24
       Guaranteed Rate Options.................................................................................24
          Renewals of GRO Accounts.............................................................................24
          Market Value Adjustments.............................................................................24
       Systematic Transfer Option..............................................................................25

SECTION 4 - DEDUCTIONS AND CHARGES

Separate Account Charges.......................................................................................25
Annual Administrative Charge...................................................................................26
Portfolio and Division Charges.................................................................................26
Reduction or Elimination of Separate Account or Administrative Charges.........................................26
State Premium Tax Deduction....................................................................................26
Contingent Withdrawal Charge...................................................................................26
Reduction or Elimination of the Contingent Withdrawal Charge...................................................27
Transfer Charge................................................................................................27
Hardship Waiver................................................................................................27

Tax Reserve....................................................................................................27

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract..............................................................................27
Your Account Value.............................................................................................28
Units in Our Separate Accounts.................................................................................28
How We Determine Unit Value....................................................................................28
Transfers......................................................................................................29
Excessive Trading..............................................................................................30
Withdrawals....................................................................................................30
Assignments....................................................................................................30
Death Benefits and Similar Benefit Distributions...............................................................31
Annuity Benefits...............................................................................................31
Annuities......................................................................................................31
Fixed Annuity Payments.........................................................................................32
Timing of Payment..............................................................................................32
How You Make Requests and Give Instructions....................................................................32

SECTION 6 - VOTING RIGHTS

Portfolio Voting Rights........................................................................................32
How We Determine Your Voting Shares............................................................................33
How Portfolio Shares Are Voted.................................................................................33
How Separate Account Ten Interests Are Voted...................................................................33
Separate Account Voting Rights.................................................................................33

SECTION 7 - TAX ASPECTS OF THE CONTRACT

Introduction...................................................................................................33
Your Contract is an Annuity....................................................................................34
Taxation of Annuities Generally................................................................................34
Distribution-at-Death Rules....................................................................................35
Diversification Standards......................................................................................35
Tax-Favored Retirement Programs................................................................................35
Federal and State Income Tax Withholding.......................................................................35
Impact of Taxes on Integrity...................................................................................35
Transfers Among Investment Options.............................................................................36

SECTION 8 - ADDITIONAL INFORMATION

Systematic Withdrawals.........................................................................................36
Income Plus Withdrawal Program.................................................................................36
Dollar Cost Averaging..........................................................................................37
Systematic Transfer Program....................................................................................37
Customized Asset Rebalancing...................................................................................37
Systematic Contributions.......................................................................................37
Legal Proceedings..............................................................................................38

SECTION 9 - PRIOR CONTRACTS

Death Benefit Information for Contacts Issued Before January 1, 1997...........................................38
Reduction in Charges...........................................................................................38
Contingent Withdrawal Charge ..................................................................................39
Retirement Date................................................................................................39
Contracts Issued to Oregon Residents...........................................................................39
Hardship Waivers...............................................................................................39

Limitation on Number of Investment Options for Contracts Issued Prior to July 17, 2000.........................40
Table of Annual Fees and Expenses for Contracts Issued Prior to July 16, 2001..................................40
Examples.......................................................................................................43

PART II - THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

The Divisions..................................................................................................45
Investment Objective...........................................................................................45
Investment Strategy............................................................................................46
Dow Jones Industrial Average...................................................................................47
Risk Factors...................................................................................................47

SECTION 2 - PERFORMANCE INFORMATION

Performance History of the Dogs of the Dow Strategy - Comparison of Total Return...............................48
Performance History of the Dogs of the Dow Strategy - $10,000 Hypothetical Investment .........................49

SECTION 3 - CONTRACTHOLDER INFORMATION

Pricing of Units...............................................................................................50
Dividends and Distributions....................................................................................50

SECTION 4 - MANAGEMENT

The Investment Adviser.........................................................................................50
The Sub-Adviser................................................................................................51

APPENDIX A  - FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS..................................................52
APPENDIX B - ILLUSTRATION OF A MARKET VALUE ADJUSTMENT.........................................................57
APPENDIX C - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........................................60

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GRO - Guaranteed Rate Option, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.

GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.

GUARANTEE PERIOD -- the duration of your GRO Account.

GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.

MARKET VALUE ADJUSTMENT ("MVA") - an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.

MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges), accumulated at 3% interest annually, less any administrative charge.

PORTFOLIO - an investment portfolio of a mutual fund in which Separate Account II invests its assets.

RETIREMENT DATE - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

SEPARATE ACCOUNTS - Separate Account II and Separate Account Ten of Integrity Life Insurance Company. Each Separate Account consists of assets that are segregated by Integrity and invested in Variable Account Options.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within either six months or one year of your most recent STO contribution.

UNIT - a measure of your ownership interest in a Variable Account Option.

UNIT VALUE - the value of each unit calculated on any Business Day.

VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Divisions and the Portfolios. The value of your contract will reflect the investment performance of the Variable Account Options you choose.

PART I

SECTION I - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company (INTEGRITY). When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all the rights under the contract until annuity payments begin. If there are joint owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first joint owner will determine the timing of distribution.

If you want to invest for retirement by buying a Pinnacle Variable Annuity, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part I, Section 7, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 ($3,000 in South Carolina and Pennsylvania). Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Part I, Section 5, "Contributions Under Your Contract."

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the INVESTMENT OPTIONS. See "Contributions Under Your Contract" in Part I, Section
5. The effective dates of contributions to the Select Ten Plus Divisions are subject to special rules. See "Investment Strategy" in Part II, Section 1. To select Investment Options that most closely reflect your investment goals, see
Part I, Section 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

Each of the Variable Account Options, except the Select Ten Plus Divisions, invests in shares of an investment portfolio of a mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information. The Select Ten Plus Divisions invest directly in securities. For a full description of the Select Ten Plus Divisions, see Part II.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the values of your Fixed Accounts and Variable Account Options added together. Your ADJUSTED ACCOUNT VALUE is your Account Value increased or decreased by any MARKET VALUE ADJUSTMENT. Your Account Value in the GROs can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Part I, Section 3, "Your Investment Options." Your Cash Value is your ADJUSTED ACCOUNT VALUE reduced by any withdrawal charges or pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail below.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these under "Transfers" in Part I, Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs:
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) transfer of your STO contributions. All of these programs are discussed in Part I,
Section 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.45% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.30%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about these charges, see Part I, Section 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from Separate Account Ten and from amounts Separate Account II invests in the Portfolios. The advisory fees of a Portfolio or Division can't be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below. For a discussion about the fees of various investment advisers and sub-advisers of the Portfolios, see the Portfolio prospectuses. For a discussion about the fees of investment adviser and sub-adviser of the Divisions, see Part II, Section 4.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 15% of your Account Value each contract year with no withdrawal charges. After the first 15% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Part I, Section 4, "Contingent Withdrawal Charge" and Part I, Section 5, "Withdrawals."

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your Account Value, which may be more or less than your initial contribution. If your state requires, upon cancellation we'll return your contribution without any adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the Pinnacle Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

The Select Ten Plus Divisions, Third Avenue Value Portfolio, Janus Aspen Aggressive Growth Portfolio and Janus Aspen Capital Appreciation Portfolio are non-diversified, which means that they invest a large amount of their assets in a very small number of issuers. As a result, an investment in one of these Divisions or Portfolios may experience greater fluctuations in value than an investment in a diversified Portfolio. In addition, the non-diversified Divisions or Portfolios may be concentrated in one or more market sectors. Concentration may involve addition risk because of the decreased diversification of economic, financial and market risks.

There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulations and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

For a complete discussion of the risks associated with an investment in any particular Portfolio, see the prospectus of that Portfolio. For a complete discussion of the risks associated with an investment in the Divisions, see Part II of this prospectus.

TABLE OF ANNUAL FEES AND EXPENSES

OWNER TRANSACTION EXPENSES
       Sales Load on Purchases...........................................................................................  $0
       Deferred Sales Load (as a percentage of contributions) (1)..................................................8% Maximum
       Exchange Fee (2)..................................................................................................  $0
ANNUAL ADMINISTRATIVE CHARGE
       Annual Administrative Charge*..................................................................................... $30
       *    This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement Date. See "Annual Administrative Charge" in Part I, Section 4.
Annual Expenses of Separate Account II
(as a percentage of separate account value) (3)
---------------------------------------------
       Mortality and Expense Risk Charge............................................................................1.30%
       Administrative Expenses...................................................................................... .15%
                                                                                                                    -----
       Total Separate Account II Annual Expenses....................................................................1.45%
                                                                                                                    =====



Portfolio Annual Expenses After Waivers/Reimbursements
(as a percentage of average net assets)
----------------------------------------
                                                                  MANAGEMENT           OTHER          12b-1         TOTAL ANNUAL
PORTFOLIO                                                            FEES            EXPENSES          FEE            EXPENSES
---------                                                            ----            --------          ---            --------
Deutsche VIT EAFE-Registered Trademark-Equity Index                   .45%            .20%(4)        .00%            .65%(4)
Deutsche VIT Equity Index                                             .20%            .10%(4)        .00%            .30%(4)
Deutsche VIT Small Cap Index                                          .35%            .10%(4)        .00%            .45%(4)
Fidelity VIP Equity-Income, Service Class 2                           .48%            .10%           .25%            .83%(5)
Fidelity VIP Contrafund, Service Class 2                              .57%            .10%           .25%            .92%(5)
Fidelity VIP Growth & Income, Service Class 2                         .48%            .12%           .25%            .85%(5)
Fidelity VIP Growth Opportunities, Service Class 2                    .58%            .12%           .25%            .95%(5)
Fidelity VIP Growth, Service Class 2                                  .57%            .09%           .25%            .91%(5)
Fidelity VIP Mid Cap, Service Class 2                                 .57%            .17%           .25%            .99%(5)
Fidelity VIP Money Market, Service Class 2                            .27%            .08%           .25%            .60%(6)
Janus Aspen Series Aggressive Growth, Service Shares                  .65%            .02%           .25%            .92%(7)
Janus Aspen Series Growth, Service Shares                             .65%            .02%           .25%            .92%(7)
Janus Aspen Series Capital Appreciation, Service Shares               .65%            .02%           .25%            .92%(7)
Janus Aspen Series Balanced, Service Shares                           .65%            .02%           .25%            .92%(7)
Janus Aspen Series Worldwide Growth, Service Shares                   .65%            .05%           .25%            .95%(7)
Janus Aspen Series Strategic Value, Service Shares                    .00%           1.25%           .25%           1.50%(7,8)
J.P. Morgan International Opportunities                               .60%            .60%(9)        .00%           1.20%(9)
J.P. Morgan Bond                                                      .30%            .45%           .00%            .75%
Baron Small Cap                                                      1.05%            .50%           .00%           1.55%(10)
Gabelli Large Cap Value                                               .90%            .50%           .00%           1.40%(10)
Harris Bretall Sullivan & Smith Equity Growth                         .65%            .38%           .00%           1.01%
Third Avenue Value                                                    .65%            .43%           .00%           1.08%
MFS Capital Opportunities, Service Class                              .75%            .16%           .20%           1.11%(11)
MFS Emerging Growth, Service Class                                    .75%            .10%           .20%           1.05%(11)
MFS Investors Trust, Service Class                                    .75%            .12%           .20%           1.07%(11)
MFS Mid Cap Growth, Service Class                                     .75%            .16%           .20%           1.11%(11)
MFS New Discovery, Service Class                                      .90%            .16%           .20%           1.26%(11)
Morgan Stanley UIF Emerging Markets Debt                              .59%            .81%           .00%           1.40%(12)
Morgan Stanley UIF High Yield                                         .26%            .54%           .00%            .80%(12)
Morgan Stanley UIF U.S. Real Estate                                   .74%            .36%           .00%           1.10%(12)
Putnam VT Voyager Fund II-Class IB Shares                             .70%            .30%           .25%(13)       1.25%(14)
Putnam VT International Growth Fund-Class IB Shares                   .76%            .18%           .25%(13)       1.19%(14)
Putnam VT Technology Fund-Class IB Shares                            1.00%            .78%           .25%(13)       2.03%(14)

Putnam VT Growth and Income Fund-Class IB Shares                      .46%            .04%           .25%(13)        .75%(14)
Putnam VT Small Cap Value Fund-Class IB Shares                        .80%            .30%           .25%(13)       1.35%(14)
Van Kampen Bandwidth & Telecommunications                             .00%           1.20%           .00%           1.20%(15)
Van Kampen Biotechnology & Pharmaceutical                             .00%           1.20%           .00%           1.20%(15)
Van Kampen Internet                                                   .00%           1.20%           .00%           1.20%(15)
Van Kampen Morgan Stanley High-Tech 35                                .00%           1.10%           .00%           1.10%(15)
Van Kampen Morgan Stanley U.S. Multinational                          .00%           1.10%           .00%           1.10%(15)


Annual Expenses of Separate Account Ten
(as a percentage of separate account value) (3)
---------------------------------------------
       Mortality and Expense Risk Charge............................................................................1.20%
       Administrative Expenses...................................................................................... .15%
                                                                                                                    -----
       Total Separate Account Ten Annual Expenses...................................................................1.35%
                                                                                                                    =====


Division Annual Expenses After Reimbursement
(as a percentage of average net assets)
---------------------------------------
                                         MANAGEMENT FEES(16)       OTHER EXPENSES(17)        TOTAL ANNUAL EXPENSES(17)
                                         -------------------       ------------------        ------------------------
Select Ten Plus Division-March                   .50%                   .35%                          .85%
Select Ten Plus Division-June                    .50%                   .35%                          .85%
Select Ten Plus Division-September               .50%                   .35%                          .85%
Select Ten Plus Division-December                .50%                   .35%                          .85%

-------------------------
(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part I,
Section 4. You may make a partial withdrawal of up to 15% of the Account Value in any contract year minus withdrawals during the current contract year, without incurring a withdrawal charge.

(2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, customized asset rebalancing, asset allocation and rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part I, Section 4.

(3) See "Deductions and Charges - Separate Account Charges" in Part I,
Section 4.

(4) Deutsche Asset Management, Inc. has voluntarily undertaken to waive its fees and to reimburse the Portfolios for certain expenses so that the EAFE-Registered Trademark- Equity Index Fund, Equity Index Fund and Small Cap Index Fund Total Annual Expenses will not exceed 0.65%, 0.30% and 0.45%, respectively. Without the waiver and reimbursement, Total Annual Expenses for the year ended December 31, 2001 would have been as follows: 0.92% for the EAFE-Registered Trademark- Equity Index Fund, 0.34% for the Equity Index Fund and 0.69% for the Small Cap Index Fund.

(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Portfolio paid was used to reduce the Portfolio's expenses, and/or because through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolio's custodian expenses. See the Portfolio's prospectus for details.

(6) The annual class operating expenses provided are based on historical expenses, adjusted to reflect the current management fee structure. The Portfolio's manager has voluntarily agreed to reimburse the class's expenses if they exceed a certain level. Without this reimbursement, the annual class operating expenses would have been 0.98%. This arrangement may be discontinued by the Portfolio's manager at any time.

(7) Expenses are based on expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth, Growth, Balanced, Capital Appreciation and Worldwide Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.

(8) Without waivers and reductions by Janus Capital, the Management Fee, Other Expenses, 12b-1 Fee and Total Annual Expenses would have been .65%, 2.82%, .25%, and 3.72%, respectively, for the Janus Aspen Strategic Value Portfolio.

(9) The information in this table has been restated to reflect a voluntary agreement by Morgan Guaranty Trust Company of New York, an affiliate of JPMIM, to reimburse the Portfolio to the extent certain expenses exceed 1.20% of the Portfolio's average daily net assets during fiscal year 2001. Without this agreement, the Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been as follows: 1.13% and 1.73% for the International Opportunities Portfolio.

(10) Touchstone Advisors has agreed to reimburse each of The Legends Fund Portfolios for Other Expenses (excluding management fees) above an annual rate of .50% of average net assets for all Portfolios of The Legends Fund. Without reimbursements, Total Annual Expenses for the Portfolio's fiscal year ended June 30, 2000 would have been 1.41% for the Gabelli Large Cap Value Portfolio and would have been 2.25% for the Baron Small Cap Portfolio. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but doesn't intend to do so during 2001. In The Legends Fund's prospectus, see "Management of the Fund."

(11) MFS has contractually agreed, subject to reimbursement, to bear the Portfolios' expenses so that the Other Expenses presented in the table do not exceed 0.15% annually (after taking into account the expense offset arrangement described below). These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees that oversees the Portfolios. Without these contractual fee arrangements, the Total Annual Expenses for the fiscal year ended December 31, 2000 for the Mid Cap Growth Portfolio would have been 2.41%, and for the New Discovery Portfolio would have been 1.29%. In addition, each Portfolio has an expense offset arrangement that reduces its custodian fee based upon the amount of cash it maintains with its custodian and dividend disbursing agent. The Portfolios may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing their expenses. The Other Expenses presented in the table do not take into account these expense reductions, and are therefore higher than the actual expenses of the Portfolios. Had these fee reductions been taken into account the Total Annual Expenses presented in the table would be lower, and are estimated to be 1.10% for the Capital Opportunities Portfolio, 1.04% for the Emerging Growth Portfolio, 1.06% for the Investors Trust Portfolio, 1.10% for the Mid Cap Growth Portfolio, and 1.25% for the New Discovery Portfolio.

(12) The Portfolios' expenses were voluntarily waived and reimbursed by the Portfolios' investment advisers. Without the waiver and/or reimbursement, the Management Fee, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been as follows: .80%, 0.81% and 1.61% for the Emerging Markets Debt Portfolio; .50%, 0.54% and 1.04% for the High Yield Portfolio; and .80%, 0.36% and 1.16% for the U.S. Real Estate Portfolio. MSAM or Miller Anderson & Sherrerd, LLP may modify or terminate the waivers or reductions at any time.

(13) The Funds' fees have been restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC. The trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.


(14) Reflects annualized expenses as of December 31, 2000.


(15) These expenses are estimated based upon an initial accumulation unit value of $10. Van Kampen Funds, Inc. has agreed if actual organizational costs and annual expenses exceed $0.10 per unit in any year, Van Kampen Funds, Inc. will voluntarily pay any excess at its own expense. Please see the Van Kampen Life Portfolios prospectus for more detail.

(16) Touchstone Advisors will pay a portion of its Management Fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Touchstone Advisors has guaranteed it or an affiliate will pay National Asset an annual minimum sub-advisory fee of $50,000.

(17) Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of each Division's average net assets. Without that reimbursement, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been .98% and 1.48%, respectively, for the March Division, 1.10% and 1.60%, respectively, for the June Division, .95% and 1.45%, respectively, for the September Division, and .55% and 1.05%, respectively, for the December Division. Touchstone Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions, but doesn't intend to do so during 2001.

EXAMPLES

The examples below show the expenses on a $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

PORTFOLIO                                                  1 YEAR       3 YEARS         5 YEARS       10 YEARS
---------                                                  ------       -------         -------       --------
Deutsche VIT EAFE-Registered Trademark- Equity Index       $102.02      $127.84         $156.16       $248.84
Deutsche VIT Equity Index                                  $ 98.43      $116.99         $137.92       $211.67
Deutsche VIT Small Cap Index                               $ 99.97      $121.65         $145.77       $227.76
Fidelity VIP Equity-Income: Service Class 2                $103.86      $133.40         $165.44       $267.44
Fidelity VIP Contrafund: Service Class 2                   $104.79      $136.16         $170.05       $276.62
Fidelity VIP Growth & Income: Service Class 2              $104.07      $134.01         $166.47       $269.49
Fidelity VIP Growth Opportunities: Service Class 2         $105.09      $137.08         $171.59       $279.66
Fidelity VIP Growth: Service Class 2                       $104.68      $135.86         $169.54       $275.61
Fidelity VIP Mid Cap: Service Class 2                      $105.50      $138.31         $173.63       $283.70
Fidelity VIP Money Market: Service Class 2                 $101.51      $126.30         $153.57       $243.61
Baron Small Cap                                            $111.24      $155.39         $201.84       $338.56
Gabelli Large Cap Value                                    $109.70      $150.84         $194.35       $324.17
Harris Bretall Sullivan & Smith Equity Growth              $105.71      $138.93         $174.65       $285.72
Third Avenue Value                                         $106.42      $141.07         $178.21       $292.73
Janus Aspen Aggressive Growth: Service Shares              $104.79      $136.16         $170.05       $276.62
Janus Aspen Growth: Service Shares                         $104.79      $136.16         $170.05       $276.62
Janus Aspen Capital Appreciation: Service Shares           $104.79      $136.16         $170.05       $276.62
Janus Aspen Balanced: Service Shares                       $104.79      $136.16         $170.05       $276.62
Janus Aspen Worldwide Growth: Service Shares               $105.09      $137.08         $171.59       $279.66
Janus Aspen Strategic Value: Service Shares                $110.73      $153.87         $199.35       $333.79
J.P. Morgan International Opportunities                    $107.65      $144.74         $184.29       $304.64
J.P. Morgan Bond                                           $103.04      $130.93         $161.33       $259.22
MFS Capital Opportunities: Service Class                   $106.73      $141.99         $179.73       $295.72
MFS Emerging Growth: Service Class                         $106.12      $140.15         $176.68       $289.73
MFS Investor Trust: Service Class                          $106.32      $140.76         $177.70       $291.73
MFS Mid Cap Growth: Service Class                          $106.73      $141.99         $179.73       $295.72
MFS New Discovery: Service Class                           $108.27      $146.57         $187.31       $310.54
Morgan Stanley UIF Emerging Markets Debt                   $109.70      $150.84         $194.35       $324.17
Morgan Stanley UIF High Yield                              $103.56      $132.47         $163.90       $264.37
Morgan Stanley UIF U.S. Real Estate                        $106.63      $141.68         $179.22       $294.73
Putnam VT Voyager Fund II-Class IB Shares                  $108.17      $146.27         $186.81       $309.56
Putnam VT International Growth Fund-Class IB Shares        $107.55      $144.44         $183.78       $303.66
Putnam VT Technology Fund-Class IB Shares                  $116.16      $169.87         $225.48       $383.13
Putnam VT Growth and Income Fund-Class IB Shares           $103.04      $130.93         $161.33       $259.22
Putnam VT Small Cap Value Fund-Class IB Shares             $109.19      $149.32         $191.84       $319.33
Select Ten Plus Division-March                             $103.04      $130.93         $161.33       $259.22
Select Ten Plus Division-June                              $103.04      $130.93         $161.33       $259.22
Select Ten Plus Division-September                         $103.04      $130.93         $161.33       $259.22
Select Ten Plus Division-December                          $103.04      $130.93         $161.33       $259.22
Van Kampen Bandwidth & Telecommunications                  $107.65      $144.74        $184.29       $304.64
Van Kampen Biotechnology & Pharmaceutical                  $107.65      $144.74        $184.29       $304.64
Van Kampen Internet                                        $107.65      $144.74        $184.29       $304.64
Van Kampen Morgan Stanley High-Tech 35                     $106.63      $141.68        $179.22       $294.73
Van Kampen Morgan Stanley U.S. Multinational 50            $106.63      $141.68        $179.22       $294.73

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT TO ANNUITIZE OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (I.E., NO DEFERRED SALES LOAD CHARGED):
--------------------------------------------------------

PORTFOLIO                                                  1 YEAR       3 YEARS         5 YEARS       10 YEARS
---------                                                  ------       -------         -------       --------
Deutsche VIT EAFE-Registered Trademark- Equity Index       $22.02           $67.84       $116.16     $248.84
Deutsche VIT Equity Index                                  $18.43           $56.99       $ 97.92     $211.67
Deutsche VIT Small Cap Index                               $19.97           $61.65       $105.77     $227.76
Fidelity VIP Equity-Income: Service Class 2                $23.86           $73.40       $125.44     $267.44
Fidelity VIP Contrafund: Service Class 2                   $24.79           $76.16       $130.05     $276.62
Fidelity VIP Growth & Income: Service Class 2              $24.07           $74.01       $126.47     $269.49
Fidelity VIP Growth Opportunities: Service Class 2         $25.09           $77.08       $131.59     $279.66
Fidelity VIP Growth: Service Class 2                       $24.68           $75.86       $129.54     $275.61
Fidelity VIP Mid Cap: Service Class 2                      $25.50           $78.31       $133.63     $283.70
Fidelity VIP Money Market: Service Class 2                 $21.51           $66.30       $113.57     $243.61
Baron Small Cap                                            $31.24           $95.39       $161.84     $338.56
Gabelli Large Cap Value                                    $29.70           $90.84       $154.35     $324.17
Harris Bretall Sullivan & Smith Equity Growth              $25.71           $78.93       $134.65     $285.72
Third Avenue Value                                         $26.42           $81.07       $138.21     $292.73
Janus Aspen Aggressive Growth: Service Shares              $24.79           $76.16       $130.05     $276.62
Janus Aspen Growth: Service Shares                         $24.79           $76.16       $130.05     $276.62
Janus Aspen Capital Appreciation: Service Shares           $24.79           $76.16       $130.05     $276.62
Janus Aspen Balanced: Service Shares                       $24.79           $76.16       $130.05     $276.62
Janus Aspen Worldwide Growth: Service Shares               $25.09           $77.08       $131.59     $279.66
Janus Aspen Strategic Value: Service Shares                $30.73           $93.87       $159.35     $333.79
J.P. Morgan International Opportunities                    $27.65           $84.74       $144.29     $304.64
J.P. Morgan Bond                                           $23.04           $70.93       $121.33     $259.22
MFS Capital Opportunities: Service Class                   $26.73           $81.99       $139.73     $295.72
MFS Emerging Growth: Service Class                         $26.12           $80.15       $136.68     $289.73
MFS Investor Trust: Service Class                          $26.32           $80.76       $137.70     $291.73
MFS Mid Cap Growth: Service Class                          $26.73           $81.99       $139.73     $295.72
MFS New Discovery: Service Class                           $28.27           $86.57       $147.31     $310.54
Morgan Stanley UIF Emerging Markets Debt                   $29.70           $90.84       $154.35     $324.17
Morgan Stanley UIF High Yield                              $23.56           $72.47       $123.90     $264.37
Morgan Stanley UIF U.S. Real Estate                        $26.63           $81.68       $139.22     $294.73
Putnam VT Voyager Fund II-Class IB Shares                  $28.17           $86.27       $146.81     $309.56
Putnam VT International Growth Fund-Class IB   Shares      $27.55           $84.44       $143.78     $303.66
Putnam VT Technology Fund-Class IB  Shares                 $36.16          $109.87       $185.48     $383.13
Putnam VT Growth and Income Fund-Class IB Shares           $23.04           $70.93       $121.33     $259.22
Putnam VT Small Cap Value Fund-Class IB Shares             $29.19           $89.32       $151.84     $319.33
Select Ten Plus Division-March                             $23.04           $70.93       $121.33     $259.22
Select Ten Plus Division-June                              $23.04           $70.93       $121.33     $259.22
Select Ten Plus Division-September                         $23.04           $70.93       $121.33     $259.22
Select Ten Plus Division-December                          $23.04           $70.93       $121.33     $259.22
Van Kampen Bandwidth & Telecommunications                  $27.65           $84.74       $144.29     $304.64
Van Kampen Biotechnology & Pharmaceutical                  $27.65           $84.74       $144.29     $304.64
Van Kampen Internet                                        $27.65           $84.74       $144.29     $304.64
Van Kampen Morgan Stanley High-Tech 35                     $26.63           $81.68       $139.22     $294.73
Van Kampen Morgan Stanley U.S. Multinational 50            $26.63           $81.68       $139.22     $294.73


These examples assume the current charges that are borne by the Separate Accounts, and the total annual expenses of the Portfolios and the Divisions as they were for their most recent fiscal years or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO/DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values. The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. Premium taxes at the time of payout also may be applicable. CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS IS PROVIDED IN APPENDIX A.

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

THE SEPARATE ACCOUNTS AND THE VARIABLE ACCOUNT OPTIONS

Under your contract, you may allocate contributions to our Separate Accounts or to our Fixed Accounts or both. Separate Account II is comprised of all of the Variable Account Options other than the Select Ten Plus Divisions. Separate Account Ten is comprised of the Select Ten Plus Divisions. The Separate Accounts are established and maintained under the insurance laws of the State of Ohio.

Separate Account II was established in 1992 and is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of Separate Account II. Each of Separate Account II's Variable Account Options invests in shares of a corresponding Portfolio. We may establish additional Investment Options from time to time. The Variable Account Options currently available are listed in Section 3, "Your Investment Options."

Separate Account Ten was established in 1998 and is registered with the SEC as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities according to their investment objective and policies.

ASSETS OF OUR SEPARATE ACCOUNTS

Under Ohio law, we own the assets of our Separate Accounts and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Accounts in proportion to the amounts in their contracts. We can't use the Separate Accounts' assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Accounts are credited to or charged against the Separate Accounts without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Accounts, and thus can participate proportionately in the Separate Accounts. Amounts in the Separate Accounts greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or our Separate Accounts operate, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

X add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Accounts, or withdraw assets relating to your contract from one Option and put them into another;

X     register or end the registration of the Separate Accounts under the 1940
      Act;

X operate our Separate Accounts under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);

X restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate Accounts;

X cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios;

X operate our Separate Accounts or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. Some of the Portfolios' investment advisers may compensate us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment adviser's assets. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

The investment adviser for the Deutsche Asset Management VIT Funds is Deutsche Asset Management, Inc. (DeAM). DeAM is a broad-based global investment firm that provides asset management capabilities to a variety of institutional clients worldwide. DeAM presence in all of the major investment markets gives its clients a global network and product range. DeAM manages U.S., international, emerging markets, and fixed income investments and is a leader in index strategies.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the Deutsche Asset Management VIT Funds. We can't guarantee that these objectives will be met. YOU SHOULD READ THE DEUTSCHE ASSET MANAGEMENT VIT FUNDS PROSPECTUSES CAREFULLY BEFORE INVESTING.

DEUTSCHE VIT EAFE-Registered Trademark- EQUITY INDEX FUND

The EAFE-Registered Trademark- Equity Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the EAFE-Registered Trademark- Index, which measures international stock market performance. The Fund attempts to invest in stocks and other securities that are representative of the EAFE-Registered Trademark- Index as a whole.

DEUTSCHE VIT EQUITY INDEX FUND

The Equity Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the S&P 500 Index, which emphasizes stocks of large U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the S&P 500 Index as a whole.

DEUTSCHE VIT SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to match, as closely as possible (before expenses are deducted), the performance of the Russell 2000 Index, which emphasizes stocks of small U.S. companies. The Fund attempts to invest in stocks and other securities that are representative of the Russell 2000 Index as a whole.

FIDELITY VIP FUNDS

Each of Fidelity's VIP Funds is a diversified mutual fund registered with the SEC. Fidelity Management & Research Company (FMR) serves as the investment adviser to each Portfolio. Deutsche Asset Management, Inc. is the Fidelity Index 500 Portfolio's sub-adviser.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ THE FIDELITY VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S&P
500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

FIDELITY VIP CONTRAFUND PORTFOLIO

Fidelity VIP Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FIDELITY VIP GROWTH & INCOME PORTFOLIO

Fidelity VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO

Fidelity VIP Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds which may be lower-quality debt securities.

FIDELITY VIP GROWTH PORTFOLIO

Fidelity VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FIDELITY VIP MID CAP PORTFOLIO

FMR normally invests the Fidelity VIP Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

FIDELITY VIP MONEY MARKET PORTFOLIO

Fidelity VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

JANUS ASPEN SERIES

Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES PROSPECTUSES CAREFULLY BEFORE INVESTING.

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

Janus Aspen Aggressive Growth Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2000, they ranged from approximately $102 million to $13 billion.

JANUS ASPEN GROWTH PORTFOLIO

Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ASPEN BALANCED PORTFOLIO

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with capital preservation and balanced by current income. It is a diversified portfolio that pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

JANUS ASPEN STRATEGIC VALUE PORTFOLIO

Janus Aspen Strategic Value Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

J.P. MORGAN SERIES TRUST II

Each portfolio of the J.P. Morgan Series Trust II is a diversified mutual fund registered with the SEC. J.P. Morgan Investment Management Inc. is the investment adviser to the J.P. Morgan Series Trust II.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series Trust II. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR J.P. MORGAN SERIES TRUST II CAREFULLY BEFORE INVESTING.

J.P. MORGAN BOND PORTFOLIO

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign companies. The Portfolio is designed for investors who have long-term investment goals and who want to diversify their investments by adding international equities, taking advantage of investment opportunities outside the U.S. The Portfolio seeks to meet its investment goal primarily through stock valuation and selection.

THE LEGENDS FUND

The Legends Fund is an open-end management investment company registered with the SEC. Touchstone Advisors, Inc. is the investment adviser to The Legends Fund. Touchstone Advisors has entered into a sub-advisory agreement with a professional manager to invest the assets of each of its Portfolios. The sub-adviser for each Portfolio is listed below.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of The Legends Fund Portfolios. We can't guarantee that these objectives will be met. YOU SHOULD READ THE LEGENDS FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

BARON SMALL CAP

Baron Small Cap Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of smaller companies with market values under $2 billion selected for their capital appreciation potential. In making investment decisions for the Portfolio, the sub-adviser seeks securities that it believes have (1) favorable price to value characteristics based on the sub-adviser's assessment of their prospects for future growth and profitability, and (2) the potential to increase in value at least 50% over two subsequent years. The sub-adviser to the Portfolio is BAMCO, Inc.

GABELLI LARGE CAP VALUE

Gabelli Large Cap Value Portfolio seeks long term capital appreciation. It is a diversified portfolio that seeks to achieve its objective by investing primarily in common stocks of large, well known, widely-held, high-quality companies that have a market capitalization greater than $5 billion. Companies of this general type are often referred to as "Blue Chip" companies. The sub-adviser is Gabelli Asset Management Company.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH

Harris Bretall Sullivan & Smith Equity Growth Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in stocks of established companies with proven records of superior and consistent earnings growth. In selecting equity securities for the Portfolio, the sub-adviser looks for successful companies that have exhibited superior growth in revenues and earnings, strong product lines and proven management ability over a variety of business cycles. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

THIRD AVENUE VALUE

Third Avenue Value Portfolio seeks long-term capital appreciation. It is a non-diversified portfolio that seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a substantial discount to what the sub-adviser believes is their true value. The Portfolio also seeks to acquire senior securities, such as preferred stock and debt instruments, that the sub-adviser believes are undervalued. The sub-adviser is EQSF Advisors, Inc.

MFS FUNDS

Each portfolio of the MFS Variable Insurance Trust is a diversified mutual fund registered with the SEC. Massachusetts Financial Services Company is the investment adviser to the MFS Funds.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the MFS Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR MFS VARIABLE INSURANCE TRUST CAREFULLY BEFORE INVESTING.

MFS CAPITAL OPPORTUNITIES PORTFOLIO

MFS Capital Opportunities Portfolio seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS EMERGING GROWTH PORTFOLIO

MFS Emerging Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS INVESTORS TRUST PORTFOLIO

MFS Investors Trust Portfolio (formerly known as MFS Growth with Income Portfolio) seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income by normally investing at least 65% of its total assets in common stocks and related securities. While the Portfolio may invest in companies of any size, it generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

MFS MID CAP GROWTH PORTFOLIO

MFS Mid Cap Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its total assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio's investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 65% investment policy. As of February 29, 2000, the top of the Russell Midcap Growth Index range was $59.6 billion.

MFS NEW DISCOVERY PORTFOLIO

MFS New Discovery Portfolio seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MORGAN STANLEY UIF PORTFOLIOS

Each of the Morgan Stanley UIF Portfolios is a diversified mutual fund registered with the SEC. Morgan Stanley Dean Witter Investment Management, Inc. (MSDW INVESTMENT MANAGEMENT) is the investment adviser for the Emerging Markets Debt, U.S. Real Estate, and Asian Equity Portfolios. MSDW Investment Management changed its name from Morgan Stanley Asset Management (MSAM) on December 1, 1998, but continues to do business in certain instances using the name Morgan Stanley Asset Management. Miller Anderson & Sherrerd, LLP (MAS) is the investment adviser for the High Yield Portfolio. MSAM and MAS are subsidiaries of Morgan Stanley Dean Witter & Co.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Morgan Stanley UIF Portfolios. There is no guarantee that these objectives will be met. YOU SHOULD READ THE MORGAN STANLEY UIF PROSPECTUS CAREFULLY BEFORE INVESTING.

MORGAN STANLEY UIF EMERGING MARKETS DEBT PORTFOLIO

Morgan Stanley UIF Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The adviser seeks high total return by investing in a portfolio of emerging market debt that offers low correlation to many other asset classes. Using macroeconomic and fundamental analysis, the adviser seeks to identify developing countries that are undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

MORGAN STANLEY UIF HIGH YIELD PORTFOLIO

Morgan Stanley UIF High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in high yield securities (commonly referred to as "junk bonds"). The Portfolio may also invest in investment grade fixed income securities, including U.S. government securities, corporate bonds and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities, including emerging market securities.

MORGAN STANLEY UIF U.S. REAL ESTATE PORTFOLIO

Morgan Stanley UIF U.S. Real Estate Portfolio seeks to achieve above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.

PUTNAM FUNDS


Each fund is a mutual fund registered with the SEC. Putnam Investment Management, LLC ("Putnam Management") serves as the investment adviser of each portfolio.


INVESTMENT OBJECTIVES OF THE FUNDS. Below is a summary of the investment objectives of Putnam's Funds. YOU SHOULD READ THE PROSPECTUS FOR PUTNAM VARIABLE TRUST CAREFULLY BEFORE INVESTING.

PUTNAM VT VOYAGER FUND II


The fund seeks long-term growth of capital. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase over time. The fund invests in companies of any size.


PUTNAM VT INTERNATIONAL GROWTH FUND


The fund seeks capital appreciation. The fund invests mainly in common stocks of companies outside the United States. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in midsized and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also known as emerging) markets.


PUTNAM VT GROWTH AND INCOME FUND


The fund seeks capital growth and current income. The fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income or both. If Putnam Management is correct and other investors recognize the value of the company, the price of the stock may rise. Value stocks are those stocks Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. It invests mainly in large companies.


PUTNAM VT TECHNOLOGY FUND


The fund seeks capital appreciation and invests mainly in common stocks of U.S. companies in the technology industries that Putnam Management believes offer the opportunity for gain. These types of stocks are typically considered growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings Putnam Management believes are likely to increase over time. The fund invests in companies of all sizes.


PUTNAM VT SMALL CAP VALUE FUND


The fund seeks capital appreciation. The fund invests mainly in common stocks of U.S. companies with a focus on value stocks. Values stocks are those that Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. The fund invests mainly in small companies. These are companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies.


VAN KAMPEN LIFE UIT PORTFOLIOS - SERIES 1


Each portfolio of Van Kampen Life Portfolios is a unit investment trust registered with the SEC. Van Kampen Funds, Inc. is the sponsor and depositor for each portfolio.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives and other information relating to the Van Kampen Life Portfolios. There is no guarantee that these objectives will be met. YOU SHOULD READ THE VAN KAMPEN LIFE PORTFOLIOS PROSPECTUSES CAREFULLY BEFORE INVESTING.


VAN KAMPEN BANDWIDTH & TELECOMMUNICATIONS PORTFOLIO


The Van Kampen Bandwidth and Telecommunications Portfolio seeks to increase the value of units over time by investing in a portfolio of stocks of companies diversified within the communications industry.


VAN KAMPEN BIOTECHNOLOGY AND PHARMACEUTICAL PORTFOLIO


The Van Kampen Biotechnology and Pharmaceutical Portfolio seeks to increase the value of units over time by investing in a portfolio of stocks of companies diversified within the biotechnology and pharmaceuticals industry. Van Kampen designed the portfolio to benefit from companies that are positioned for growth in these industries.

VAN KAMPEN INTERNET PORTFOLIO


The Van Kampen Internet Portfolio seeks to increase the value of units over time by investing in a portfolio of stocks of companies primarily involved in the enabling technology or communications services area of the Internet.


VAN KAMPEN HIGH-TECHNOLOGY 35 INDEX PORTFOLIO


The Van Kampen Morgan Stanley High-Technology 35 Index seeks to provide capital appreciation through investment in a portfolio of the common stocks included in the Morgan Stanley High-Technology 35 Index.-SM- In creating the index, the Morgan Stanley Technology Research Group sought to design a benchmark that provides broad industry representation of equally-weighted, highly liquid, pure technology companies that is rebalanced annually. The index currently includes 35 pure technology companies representing the full breadth of technology industry segments.


VAN KAMPEN MORGAN STANLEY U.S. MULTINATIONAL 50 INDEX PORTFOLIO


The Van Kampen Morgan Stanley U.S. Multinational 50 Index Portfolio seeks capital appreciation through an investment in a portfolio of the stocks included in the Morgan Stanley U.S. Multinational Index.-SM- The index consists of 50 of the largest U.S. based companies often referred to as the "New Nifty Fifty". The Morgan Stanley Research Group designed the index to measure the performance of companies that derive a significant portion of their activity from foreign operations.


TERMINATION OF VAN KAMPEN PORTFOLIOS


Because the Van Kampen Life Portfolio is a unit investment trust, it is only available for a fixed period of time. All of the Portfolios will be liquidated on May 1, 2003. We currently anticipate that the same investment strategy will be reapplied to any successor unit investment trust offered to succeed any of the Van Kampen Life Portfolios. However, there is no guarantee that Van Kampen will create a successor trust.


You will be required to give us instructions by April 30, 2003 about how to invest any account value in these Portfolios when they terminate. You will receive a notice requesting instructions prior to that time. Your choices at that time will include:


1. Giving us instructions to rollover your account value in the Van Kampen Life Portfolios to the successor portfolio, if available, or;


2. Giving us instructions to transfer any account value in the Van Kampen Life Portfolios to any other investment options available under contract. This transfer will be made on the date you give us your transfer instructions, unless you direct us to make the transfer on date of liquidation.


If you do not pick either of these choices at that time, you will be deemed to have instructed us to transfer any of you account value in the Van Kampen Life Portfolios to the Fidelity VIP Money Market Portfolio on the date of liquidation.

THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

Each Division is a non-diversified investment company that invests directly in securities. There is no guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other investment divisions that aren't available under the contract offered by this prospectus.

Touchstone Advisors serves as investment adviser of the Divisions and National Asset Management serves as the sub-adviser of the Divisions.

FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE "INVESTMENT OBJECTIVE," "INVESTMENT STRATEGY" AND "RISK FACTORS" IN PART II, SECTION 1. FOR EXPENSE INFORMATION, SEE PART II, SECTION 4 ENTITLED "MANAGEMENT OF SEPARATE ACCOUNT TEN."

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, GRO CONTRACTS HAVEN'T BEEN REGISTERED UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933 ("1933 ACT"). THUS, NEITHER THE GRO CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO Account are placed in a non-unitized separate account. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROs CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES. THE TEN-YEAR GRO ISN'T AVAILABLE IN OREGON.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Account. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals (and associated charges) from the GRO Account plus 3% interest, compounded annually and less any applicable contingent withdrawal and administrative charges. Withdrawal charges and the administrative expense charge could take away part of your principal.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                                 N/12                 N/12
       MVA = GRO Value x [(1 + A)    / (1 + B + .0025)    - 1], where

         A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

         B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

         N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula will be adjusted to comply with state requirements.

If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using a formula to find a value when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions you make to the six-month STO into other Investment Options within six months and transfer all contributions to the twelve-month STO within one year of contribution. Transfers are automatically made in approximately equal quarterly or monthly installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part I, Section 8 for details on this program. This option may not be available in some states.

New contributions to a Select Ten Plus Division can be held in the STO or another Investment Option until the next available Investment Date. You can also tell us to transfer approximately equal quarterly installments of at least $1,000 each over a one-year period from the STO to each of the four Divisions. We can hold new contributions received less than five Business Days before any Division's Investment Date, and put in the STO, in the STO until the following Investment Date. See Part II for important information on the Divisions.

SECTION 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the Unit Value equal to an effective annual rate of 1.45% of your Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent. Of the 1.45% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.30% for assuming the expense risk (.95%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contract will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charge may be changed, but the total 1.30% effective annual risk charge can't be increased.

We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

PORTFOLIO AND DIVISION CHARGES

Separate Account II buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without shareholder approval. The Divisions invest directly in securities. Management fees and other expenses are deducted directly from the Divisions.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%.

CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal - that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years before your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.

You may take up to 15% of your account value (less any earlier withdrawal in the same year) each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59 1/2, federal tax penalties may apply.

     Contribution Year in Which                       Charge as a % of the
     Withdrawn Contribution Was Made                 Contribution Withdrawn
     -------------------------------                 ----------------------
               Current..............................             8%
               First Prior..........................             7
               Second Prior.........................             6
               Third Prior..........................             5
               Fourth Prior.........................             4
               Fifth Prior..........................             3
               Sixth Prior..........................             2
               Seventh Prior and Earlier............             0

We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Part I, Section 5.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

HARDSHIP WAIVER

We can waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. Hardship circumstances include the owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all. The waivers of withdrawal charges and Market Value Adjustment apply to the owner, not to the Annuitant. If there are joint owners, the waivers apply to the primary owner. If no primary owner can be determined, the waivers will apply to the youngest owner.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 for residents of South Carolina and Pennsylvania). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. Contributions to the Select Ten Plus Divisions are subject to special rules described in Part II, Section 1, "Investment Strategy."

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5. For special rules on transfers to the Select Ten Plus Divisions, see Part II, Section 1, "Investment Strategy."

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part I, Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Accounts are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options isn't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part I, Section 3.

UNITS IN OUR SEPARATE ACCOUNTS

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Option. The Units of each Variable Account Option have different Unit Values.

The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's Unit Value, calculated as of the close of business that day. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units of Separate Account II fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses. The value of Units of Separate Account Ten varies with the performance of the securities held by the Divisions.

Your Unit Values also change because of deductions and charges we make to our Separate Accounts. The number of Units credited to you, however, won't vary due to changes in Unit Values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem Units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge. Please note that special rules apply to the timing of allocations to the Divisions. See Part II.

HOW WE DETERMINE UNIT VALUE

We determine Unit Values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option in Separate Account II for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the NET INVESTMENT FACTOR for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account II as follows:

- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

- Next, we add any dividends or capital gains distributions by the Portfolio on that day.

- Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

- Then we divide this amount by the value of the amounts in the Option at the close of business on the last day that a Unit Value was determined (after giving effect to any transactions on that day).

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

We determine a net investment factor for each Division as follows:

- First, we take the value of the assets in the Division at the end of the preceding period.

- Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

- Then we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

-      Next, we subtract any amount charged against the Division for any taxes.

- Then we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

- Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

Generally, this means that we adjust Unit Values to reflect what happens to the Portfolios and the Divisions and for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

You can transfer from a Select Ten Plus Division at any time. Transfers to a Select Ten Plus Division from any other Investment Option in which you are invested will be effected at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two Business Days before any Investment Date. See Part II for important information on the Divisions.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer programs, described in Section 8.

You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you've established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it, except for transfers to the Select Ten Plus Divisions (see Part
II). A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' Unit Values as of the close of business on the day you call, except that you'll receive the Unit Values for the Select Ten Plus Divisions as described in Part II. Accordingly, transfer requests for Variable Account Options (other than the Select Ten Plus Divisions) received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

EXCESSIVE TRADING

We reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe in our sole discretion that excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected underlying mutual funds. We also have the right, which may be exercised in our sole discretion, to prohibit transfers occurring on consecutive Business Days.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. ACCORDINGLY, YOU WILL NEED TO SUBMIT A NEW TRANSFER REQUEST IN ORDER TO MAKE A TRANSFER THAT WAS NOT MADE BECAUSE OF THESE LIMITATIONS.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.

When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contract" in Part I, Section 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part I, Section 7, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the Account Value at the end of the Business Day when we receive proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the Account Value at the end of the Business Day when we receive proof of death.

For contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

         (a) your highest Account Value on any contract anniversary (before age 81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);

         (b) total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or

         (c)    your current Account Value.

The reductions in death benefit described in (a) and (b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 85 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Account Value less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant, or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which:

(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to delay action to protect persons with interests in the Separate Accounts. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the cover page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 6 - VOTING RIGHTS

PORTFOLIO VOTING RIGHTS

We are the legal owner of the shares of the Portfolios held by Separate Account II and, therefore, have the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Portfolio on our behalf or to restrict owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Portfolio's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Portfolio. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Portfolio are sold to separate accounts of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by us from its owners.

Owners of Units in the Divisions also have voting rights. Each owner will be given one vote for every $1.00 of value in a Division. Fractional interests are counted, unless different voting rights are required under the law.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

           (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or

           (2) The holders of at least 67% of the votes that are present or represented by proxy at a meeting, assuming more than 50% of those entitled to vote are present or represented.

We'll determine the number of votes you can instruct us to vote 60 days or less before a Separate Account Ten special meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part I, Section 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

SECTION 7 - TAX ASPECTS OF THE CONTRACT

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include Integrity's tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract won't generally be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Internal Revenue Code of 1986, as amended (the CODE) governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive the amounts back in a distribution. Also, an owner generally isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

      (1) on or after the date on which the taxpayer attains age 59 1/2;

      (2) as a result of the owner's death;

      (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;

      (4) a result of the taxpayer becoming disabled within the meaning of Code
          Section 72(m)(7);

      (5) from certain qualified plans (note, however, other penalties may apply);

      (6) under a qualified funding asset (as defined in Section 130(d) of the Code);

      (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;

      (8) under an immediate annuity as defined in Code Section 72(u)(4);

      (9) for the purchase of a first home (distribution up to $10,000);

      (10) for certain higher education expenses; or

      (11) to cover certain deductible medical expenses.

      Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part I, Section 5.

All annuity contracts issued by us or our affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the date the annuity starts, the entire contract must be distributed within five years after the owner's death. However, any interest that is payable to a beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the owner dies. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.

DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. THE SAI CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contract allows us to charge the Separate Accounts for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance after any withdrawal. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one Business Day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent Withdrawal Charge" in Part I,
Section 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM GREATER THAN THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL AND TO INCOME TAXATION. See Part I, Section 7, "Tax Aspects of the Contract."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but thEy will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

X        the date you reach age 59 1/2; or
X        five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Withdrawal Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59 1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, or Systematic Transfer Option.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions allocated to the Fidelity VIP Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year. The Select Ten Plus Divisions aren't eligible for the dollar cost averaging program.

To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Fidelity VIP Money Market Portfolio to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which we transfer contributions allocated to the STO to one or more other Investment Options on a monthly or quarterly basis, as you determine. See Part I, Section 3, "Systematic Transfer Option." We'll transfer your STO contributions in equal installments of at least $1,000 over either a six-month or one-year period, depending upon the option you select. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

We'll hold new contributions to a Select Ten Plus Division in the STO until the next available Investment Date. You may ask us to transfer approximately equal quarterly installments of at least $1,000 each over the next year from the STO to each of the four Select Ten Plus Divisions. We can hold new contributions received less than five Business Days before any Investment Date in the STO until the next Investment Date. See Part II for important information on the Divisions.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a customized asset rebalancing program that allows you to determine how often the rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among the Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you are making contributions. We won't charge a transfer charge to transfers under our customized asset rebalancing program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

Fixed Accounts and the Select Ten Plus Divisions aren't included in the customized asset rebalancing program.

To enroll in our customized asset rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, and transfers and withdrawals that you make, may not work with the customized asset rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You may end your participation in the program upon one day's prior written notice, and we may end or change the customized asset rebalancing program at any time.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month. The Select Ten Plus Divisions aren't eligible for Systematic Contributions.

LEGAL PROCEEDINGS

Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on Integrity.

SECTION 9 - PRIOR CONTRACTS

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

      -   your Adjusted Account Value

      - the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals

      -   your total contributions less the sum of withdrawals

      - for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued during 1995, the amount of the death benefit is the greatest of:

      -   your Adjusted Account Value

      - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals

      -   your total contributions less the sum of withdrawals

For contracts issued during 1996, the amount of the death benefit is the greatest of:

      -   your Account Value

      - the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals

      -   your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.

The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any market value adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.

REDUCTION IN CHARGES

If your contract was issued on or after January 1, 1995, but before February 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

CONTINGENT WITHDRAWAL CHARGE

For contracts issued before February 15, 1997 (2/27/97 in Washington, 5/30/97 in Pennsylvania, 7/7/97 in Maryland, 10/16/97 in Oregon) the following rules apply even if they are different from other provisions in this prospectus:

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 15% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contract. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contract.

  Contribution Year in Which                        Charge as a % of the
  Withdrawn Contribution Was Made                   Contribution Withdrawn
  -------------------------------                   ----------------------

            Current.................................             7%
            First Prior.............................             6
            Second Prior............................             5
            Third Prior.............................             4
            Fourth Prior............................             3
            Fifth Prior.............................             2
            Sixth Prior and Earlier.................             0

   We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

   The minimum withdrawal permitted is $300.

RETIREMENT DATE

For contracts issued before January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

CONTRACTS ISSUED TO OREGON RESIDENTS

If you are a resident of Oregon and your Contract was issued before 10/16/97 (Contract Form No. 11960CNQ-I-OR), additional contributions into Investment Options are accepted, including the 10-Year GRO Account, and the prospectus provisions relating to these items apply.

HARDSHIP WAIVERS

Hardship Waivers aren't available.

LIMITATION ON NUMBER OF INVESTMENT OPTIONS FOR CONTACTS ISSUED PRIOR TO JULY 17, 2000


For most contracts issued prior to July 17, 2000, contractholders may not allocate to more than nine Investment Options. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option.


TABLE OF ANNUAL FEES AND EXPENSES FOR CONTACTS ISSUED PRIOR TO JULY 16, 2001


For contracts issued prior to July 16, 2001, and after that date in certain states (please see your contract for particular information relating to your Pinnacle Variable Annuity), the following fees and expenses are applicable:


OWNER TRANSACTION EXPENSES
--------------------------


   Sales Load on Purchases...................................................  $0
   Deferred Sales Load (as a percentage of contributions) (1)......... 8% Maximum
   Exchange Fee (2)..........................................................  $0


ANNUAL ADMINISTRATIVE CHARGE
----------------------------


       Annual Administrative Charge*.................................... $30


       * This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement Date. See "Annual Administrative Charge" in Part I, Section 4.


ANNUAL EXPENSES OF SEPARATE ACCOUNT II
(AS A PERCENTAGE OF SEPARATE ACCOUNT VALUE) (3)
-----------------------------------------------


       Mortality and Expense Risk Charge.............................  1.20%
       Administrative Expenses.......................................   .15%
                                                                       -----
       Total Separate Account Annual Expenses........................  1.35%
                                                                       =====


PORTFOLIO ANNUAL EXPENSES AFTER WAIVERS/REIMBURSEMENTS
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                        Management     Other              12b-1        Total Annual
Portfolio                                                               Fees           Expenses           Fee          Expenses
---------                                                               ----           --------           ----         --------
Deutsche VIT EAFE-Registered Trademark- Equity Index                    .45%            .20%(4)           .00%          .65%(4)
Deutsche VIT Equity Index                                               .20%            .10%(4)           .00%          .30%(4)
Deutsche VIT Small Cap Index                                            .35%            .10%(4)           .00%          .45%(4)
Fidelity VIP Equity-Income, Initial Class                               .48%            .08%              .00%          .56%(5)
Fidelity VIP Contrafund, Initial Class                                  .57%            .09%              .00%          .66%(5)
Fidelity VIP Growth & Income, Initial Class                             .48%            .10%              .00%          .58%(5)
Fidelity VIP Growth Opportunities, Initial Class                        .58%            .10%              .00%          .68%(5)
Fidelity VIP Growth, Service Class                                      .57%            .09%              .10%          .76%(5)
Fidelity VIP Mid-Cap, Service Class                                     .57%            .17%              .10%          .84%(5)
Janus Aspen Series Aggressive Growth, Service Shares                    .65%            .02%              .25%          .92%(6)
Janus Aspen Series Growth, Service Shares                               .65%            .02%              .25%          .92%(6)
Janus Aspen Series Capital Appreciation, Institutional Shares           .65%            .02%              .00%          .67%(6)
Janus Aspen Series Balanced, Institutional Shares                       .65%            .01%              .00%          .66%(6)
Janus Aspen Series Worldwide Growth, Institutional Shares               .65%            .04%              .00%          .69%(6)
Janus Aspen Series Strategic Value, Service Shares                      .00%           1.25%              .25%         1.50%(6),(7)
Janus Aspen Series Money Market, Institutional Shares                   .25%            .11%              .00%          .36%(6)
J.P. Morgan International Opportunities                                 .60%            .60%(8)           .00%         1.20%(8)
J.P. Morgan Bond                                                        .30%            .45%              .00%          .75%
Baron Small Cap                                                        1.05%            .50%              .00%         1.55%(9)
Gabelli Large Cap Value                                                 .90%            .50%              .00%         1.40%(9)
Harris Bretall Sullivan & Smith Equity Growth                           .65%            .38%              .00%         1.01%
Third Avenue Value                                                      .65%            .43%              .00%         1.08%
MFS Capital Opportunities, Service Class                                .75%            .16%              .20%         1.11%(10)
MFS Emerging Growth, Service Class                                      .75%            .10%              .20%         1.05%(10)
MFS Investors Trust, Service Class                                      .75%            .12%              .20%         1.07%(10)
MFS Mid Cap Growth, Service Class                                       .75%            .16%              .20%         1.11%(10)

MFS New Discovery, Service Class                                        .90%          .16%                .20%         1.26%(10)
Morgan Stanley UIF Emerging Markets Debt                                .59%(11)      .81%(11)            .00%         1.40%(11)
Morgan Stanley UIF High Yield                                           .26%(11)      .54%(11)            .00%          .80%(11)
Morgan Stanley UIF U.S. Real Estate                                     .74%(11)      .36%(11)            .00%         1.10%(11)


DIVISION ANNUAL EXPENSES AFTER REIMBURSEMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------


                                          Management Fees(12)             Other Expenses(13)             Total Annual Expenses(13)
                                         ---------------------           --------------------           ---------------------------
Select Ten Plus Division-March                   .50%                          .35%                                 .85%
Select Ten Plus Division-June                    .50%                          .35%                                 .85%
Select Ten Plus Division-September               .50%                          .35%                                 .85%
Select Ten Plus Division-December                .50%                          .35%                                 .85%


-------------------------
(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part I,
Section 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year minus withdrawals during the current contract year, without incurring a withdrawal charge.


(2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, customized asset rebalancing, asset allocation and rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part I, Section 4.


(3) See "Deductions and Charges - Separate Account Charges" in Part I,
Section 4.


(4) Deutsche Asset Management, Inc. has voluntarily undertaken to waive its fees and to reimburse the Portfolios for certain expenses so that the EAFE-Registered Trademark- Equity Index Fund, Equity Index Fund and Small Cap Index Fund Total Annual Expenses will not exceed 0.65%, 0.30% and 0.45%, respectively. Without the waiver and reimbursement, Total Annual Expenses for the year ended December 31, 2001 would have been as follows: 0.92% for the EAFE-Registered Trademark- Equity Index Fund, 0.34% for the Equity Index Fund and 0.69% for the Small Cap Index Fund.


(5) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the Portfolio paid was used to reduce the Portfolio's expenses, and/or because through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolio's custodian expenses. See the Portfolio's prospectus for details.


(6) Expenses are based on expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for Aggressive Growth, Growth, Balanced, Capital Appreciation and Worldwide Growth Portfolios. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of any expense offset arrangements.


(7) Without waivers and reductions by Janus Capital, the Management Fee, Other Expenses, 12b-1 Fee and Total Annual Expenses would have been .65%, 2.82%, .25%, and 3.72% respectively for the Janus Aspen Strategic Value Portfolio.


(8) The information in this table has been restated to reflect a voluntary agreement by Morgan Guaranty Trust Company of New York, an affiliate of JPMIM, to reimburse the Portfolio to the extent certain expenses exceed 1.20% of the Portfolio's average daily net assets during fiscal year 2001. Without this agreement, the Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been as follows: 1.13% and 1.73% for the International Opportunities Portfolio.


(9) Touchstone Advisors has agreed to reimburse each of The Legends Fund Portfolios for Other Expenses (excluding management fees) above an annual rate of .50% of average net assets for all Portfolios of The Legends Fund. Without reimbursements, Total Annual Expenses for the Portfolio's fiscal year ended June 30, 2000 would have been 1.41% for the Gabelli Large Cap Value Portfolio and would have been 2.25% for the Baron Small Cap Portfolio. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but doesn't intend to do so during 2001. In The Legends Fund's prospectus, see "Management of the Fund."

(10) MFS has contractually agreed, subject to reimbursement, to bear the Portfolios' expenses so that the Other Expenses presented in the table do not exceed 0.15% annually (after taking into account the expense offset arrangement described below). These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees that oversees the Portfolios. Without these contractual fee arrangements, the Total Annual Expenses for the fiscal year ended December 31, 2000 for the Mid Cap Growth Portfolio would have been 2.41%, and for the New Discovery Portfolio would have been 1.29%. In addition, each Portfolio has an expense offset arrangement that reduces its custodian fee based upon the amount of cash it maintains with its custodian and dividend disbursing agent. The Portfolios may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing their expenses. The Other Expenses presented in the table do not take into account these expense reductions, and are therefore higher than the actual expenses of the Portfolios. Had these fee reductions been taken into account the Total Annual Expenses presented in the table would be lower, and are estimated to be 1.10% for the Capital Opportunities Portfolio, 1.04% for the Emerging Growth Portfolio, 1.06% for the Investors Trust Portfolio, 1.10% for the Mid Cap Growth Portfolio, and 1.25% for the New Discovery Portfolio.


(11) The Portfolios' expenses were voluntarily waived and reimbursed by the Portfolios' investment advisers. Without the waiver and/or reimbursement, the Management Fee, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been as follows: .80%, 0.81% and 1.61% for the Emerging Markets Debt Portfolio; .50%, 0.54% and 1.04% for the High Yield Portfolio; and .80%, 0.36% and 1.16% for the U.S. Real Estate Portfolio. MSAM or Miller Anderson & Sherrerd, LLP may modify or terminate the waivers or reductions at any time.


(12) Touchstone Advisors will pay a portion of its Management Fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Touchstone Advisors has guaranteed it or an affiliate will pay National Asset an annual minimum sub-advisory fee of $50,000.


(13) Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of each Division's average net assets. Without that reimbursement, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 2000 would have been .98% and 1.48%, respectively, for the March Division, 1.10% and 1.60%, respectively, for the June Division, .95% and 1.45%, respectively, for the September Division, and .55% and 1.05%, respectively, for the December Division. Touchstone Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions, but doesn't intend to do so during 2001.

EXAMPLES


The examples below show the expenses on a $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.


CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:


Portfolio                                                          1 year      3 years         5 years       10 years
---------                                                          --------------------------------------------------
Deutsche VIT EAFE-Registered Trademark- Equity Index               $100.99      $124.75         $150.98       $238.35
Deutsche VIT Equity Index                                          $ 97.41      $113.87         $132.66       $200.80
Deutsche VIT Small Cap Index                                       $ 98.94      $118.54         $140.54       $217.06
Fidelity VIP Equity-Income: Initial Class                          $100.07      $121.96         $146.29       $228.82
Fidelity VIP Contrafund: Initial Class                             $101.10      $125.06         $151.50       $239.40
Fidelity VIP Growth & Income: Initial Class                        $100.28      $122.58         $147.34       $230.95
Fidelity VIP Growth Opportunities: Initial Class                   $101.30      $125.68         $152.54       $241.51
Fidelity VIP Growth: Service Class                                 $102.12      $128.15         $156.68       $249.88
Fidelity VIP Mid Cap: Service Class                                $102.94      $130.62         $160.81       $258.18
Baron Small Cap                                                    $110.22      $152.36         $196.85       $328.99
Gabelli Large Cap Value                                            $108.68      $147.79         $189.33       $314.46
Harris Bretall Sullivan & Smith Equity Growth                      $104.68      $135.86         $169.54       $275.61
Third Avenue Value                                                 $105.40      $138.01         $173.12       $282.69
Janus Aspen Aggressive Growth: Service Shares                      $103.76      $133.09         $164.93       $266.42
Janus Aspen Growth: Service Shares                                 $103.76      $133.09         $164.93       $266.42
Janus Aspen Capital Appreciation: Institutional Shares             $101.20      $125.37         $152.02       $240.46
Janus Aspen Balanced: Institutional Shares                         $101.10      $125.06         $151.50       $239.40
Janus Aspen Worldwide Growth: Institutional Shares                 $101.40      $125.99         $153.06       $242.56
Janus Aspen Strategic Value: Service Shares                        $109.70      $150.84         $194.35       $324.17
Janus Aspen Money Market: Institutional Shares                     $ 98.02      $115.74         $135.82       $207.33
J.P. Morgan International Opportunities                            $106.63      $141.68         $179.22       $294.73
J.P. Morgan Bond                                                   $102.02      $127.84         $156.16       $248.84
MFS Capital Opportunities: Service Class                           $105.71      $138.93         $174.65       $285.72
MFS Emerging Growth: Service Class                                 $105.09      $137.08         $171.59       $279.66
MFS Investor Trust: Service Class                                  $105.30      $137.70         $172.61       $281.68
MFS Mid Cap Growth: Service Class                                  $105.71      $138.93         $174.65       $285.72
MFS New Discovery: Service Class                                   $107.24      $143.52         $182.26       $300.69
Morgan Stanley UIF Emerging Markets Debt                           $108.68      $147.79         $189.33       $314.46
Morgan Stanley UIF High Yield                                      $102.53      $129.39         $158.75       $254.04
Morgan Stanley UIF U.S. Real Estate                                $105.61      $138.62         $174.14       $284.71
Select Ten Plus Division-March                                     $103.04      $130.93         $161.33       $259.22
Select Ten Plus Division-June                                      $103.04      $130.93         $161.33       $259.22
Select Ten Plus Division-September                                 $103.04      $130.93         $161.33       $259.22
Select Ten Plus Division-December                                  $103.04      $130.93         $161.33       $259.22

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT TO ANNUITIZE OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (I.E., NO DEFERRED SALES LOAD CHARGED):


Portfolio                                                         1 year           3 years      5 years     10 years
---------                                                         ------           -------      -------     --------
Deutsche VIT EAFE-Registered Trademark- Equity Index              $20.99           $64.75       $110.98     $238.35
Deutsche VIT Equity Index                                         $17.41           $53.87       $ 92.66     $200.80
Deutsche VIT Small Cap Index                                      $18.94           $58.54       $100.54     $217.06
Fidelity VIP Equity-Income: Initial Class                         $20.07           $61.96       $106.29     $228.82
Fidelity VIP Contrafund: Initial Class                            $21.10           $65.06       $111.50     $239.40
Fidelity VIP Growth & Income: Initial Class                       $20.28           $62.58       $107.34     $230.95
Fidelity VIP Growth Opportunities: Initial Class                  $21.30           $65.68       $112.54     $241.51
Fidelity VIP Growth: Service Class                                $22.12           $68.15       $116.68     $249.88
Fidelity VIP Mid Cap: Service Class                               $22.94           $70.62       $120.81     $258.18
Baron Small Cap                                                   $30.22           $92.36       $156.85     $328.99
Gabelli Large Cap Value                                           $28.68           $87.79       $149.33     $314.46
Harris Bretall Sullivan & Smith Equity Growth                     $24.68           $75.86       $129.54     $275.61
Third Avenue Value                                                $25.40           $78.01       $133.12     $282.69
Janus Aspen Aggressive Growth: Service Shares                     $23.76           $73.09       $124.93     $266.42
Janus Aspen Growth: Service Shares                                $23.76           $73.09       $124.93     $266.42
Janus Aspen Capital Appreciation: Institutional Shares            $21.20           $65.37       $112.02     $240.46
Janus Aspen Balanced: Institutional Shares                        $21.10           $65.06       $111.50     $239.40
Janus Aspen Worldwide Growth: Institutional Shares                $21.40           $65.99       $113.06     $242.56
Janus Aspen Strategic Value: Service Shares                       $29.70           $90.84       $154.35     $324.17
Janus Aspen Money Market: Institutional Shares                    $18.02           $55.74       $ 95.82     $207.33
J.P. Morgan International Opportunities                           $26.63           $81.68       $139.22     $294.73
J.P. Morgan Bond                                                  $22.02           $67.84       $116.16     $248.84
MFS Capital Opportunities: Service Class                          $25.71           $78.93       $134.65     $285.72
MFS Emerging Growth: Service Class                                $25.09           $77.08       $131.59     $279.66
MFS Investor Trust: Service Class                                 $25.30           $77.70       $132.61     $281.68
MFS Mid Cap Growth: Service Class                                 $25.71           $78.93       $134.65     $285.72
MFS New Discovery: Service Class                                  $27.24           $83.52       $142.26     $300.69
Morgan Stanley UIF Emerging Markets Debt                          $28.68           $87.79       $149.33     $314.46
Morgan Stanley UIF High Yield                                     $22.53           $69.39       $118.75     $254.04
Morgan Stanley UIF U.S. Real Estate                               $25.61           $78.62       $134.14     $284.71
Select Ten Plus Division-March                                    $23.04           $70.93       $121.33     $259.22
Select Ten Plus Division-June                                     $23.04           $70.93       $121.33     $259.22
Select Ten Plus Division-September                                $23.04           $70.93       $121.33     $259.22
Select Ten Plus Division-December                                 $23.04           $70.93       $121.33     $259.22


These examples assume the current charges that are borne by the Separate Accounts, and the investment management fees and other expenses of the Portfolios and the Divisions as they were for their most recent fiscal years or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO/DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.


The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of the Separate Accounts as well as those of the Portfolios and the Divisions. Premium taxes at the time of payout also may be applicable.


CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS IS PROVIDED IN APPENDIX A.

PART II

              THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN


SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available under the contract offered by this prospectus.

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

     (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

     (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

     (3) the stock may be a cyclical stock reacting to national and international economic developments; or

     (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stocks in the DJIA in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.

New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:

                DIVISION                                INVESTMENT DATE

    Select Ten Plus Division - March             last Business Day of March

    Select Ten Plus Division - June              last Business Day of June

    Select Ten Plus Division - September         last Business Day of September

    Select Ten Plus Division - December          last Business Day of December

The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

     (1)  time in the market is more important than timing the market;

     (2)  the stocks to buy are the ones everyone else is selling; and

     (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.

Transfers from any other Investment Option into one of the Divisions will be effective at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two business days before any Investment Date. See Part I,
Section 5, "Transfers."

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on Friday, March 30, 2001. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":

AT&T                                           Honeywell
Aluminum Co. of America                        IBM
American Express                               Intel
Boeing                                         International Paper*
Caterpillar*                                   Johnson & Johnson
Citigroup                                      J.P. Morgan Chase*
Coca-Cola                                      McDonald's
Disney                                         Merck
DuPont*                                        Microsoft
Eastman Kodak*                                 Minnesota Mining & Manufacturing*
Exxon Mobil                                    Philip Morris*
General Electric                               Proctor & Gamble*
General Motors*                                SBC Communications*
Hewlett-Packard                                United Technologies
Home Depot                                     Wal-Mart

The designations "Dow Jones-Registered Trademark-," "Dow Jones Industrial Average-SM-" and "DJIA-SM-" are the property of Dow Jones & Company, Inc.
(DOW Jones). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' shares to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.

RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

SECTION 2 -- PERFORMANCE INFORMATION

The performance of the investment strategy for the Divisions relative to other investment strategies can be shown using historical data. The returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                    COMPARISON OF HISTORICAL TOTAL RETURN (1)

                                Ten Highest Dividend
    Year                         Yielding Stocks (2)                DJIA
    ----                        --------------------                ----
    1973                               3.9%                        (13.1)%
    1974                              (1.3)%                       (23.1)%
    1975                              55.9%                         44.4%
    1976                              34.8%                         22.7%
    1977                               0.9%                        (12.7)%
    1978                              (0.1)%                         2.7%
    1979                              12.4%                         10.5%
    1980                              27.2%                         21.5%
    1981                               5.0%                         (3.4)%
    1982                              23.6%                         25.8%
    1983                              38.7%                         25.7%
    1984                               7.6%                          1.1%
    1985                              29.5%                         32.8%
    1986                              32.1%                         26.9%
    1987                               6.1%                          6.0%
    1988                              22.9%                         16.0%
    1989                              26.5%                         31.7%
    1990                              (7.6)%                        (0.4)%
    1991                              39.3%                         23.9%
    1992                               7.9%                          7.4%
    1993                              27.3%                         16.8%
    1994                               4.1%                          4.9%
    1995                              36.7%                         36.4%
    1996                              27.9%                         28.9%
    1997                              21.9%                         24.9%
    1998                              10.7%                         18.1%
    1999                               4.0%                         27.2%
    2000                               6.4%                         (4.7)%
    Cumulative                       8,056%                        2,937%

----------------------------------

(1) Total return is the sum of (1) the percentage change in market value of each group of stocks between the first and last trading days of a period and (2) the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period.

           Total return doesn't take into consideration any expenses or commissions. Over the course of the years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 17.0%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 12.9%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992, and "Beating the Dow," edited by John Downes, published by the Hirsch Organization. Used with permission of the authors. Source for 1998-2000: www.dogsofthedow.com.

(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

              PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY -
                         $10,000 HYPOTHETICAL INVESTMENT

                            Ten Highest Dividend
    Year                    Yielding DJIA Stocks                 DJIA Index
    ----                    --------------------                 ----------
    1973                       $  10,390                         $  8,690
    1974                          10,255                            6,683
    1975                          15,987                            9,650
    1976                          21,551                           11,840
    1977                          21,745                           10,336
    1978                          21,723                           10,616
    1979                          24,417                           11,730
    1980                          31,058                           14,252
    1981                          32,611                           13,768
    1982                          40,308                           17,320
    1983                          55,907                           21,771
    1984                          60,155                           22,010
    1985                          77,901                           29,230
    1986                         102,908                           37,092
    1987                         109,185                           39,318
    1988                         134,188                           45,609
    1989                         169,748                           60,067
    1990                         156,848                           59,827
    1991                         218,489                           74,125
    1992                         235,749                           79,610
    1993                         300,109                           92,985
    1994                         312,413                           97,541
    1995                         427,069                          133,046
    1996                         546,221                          171,496
    1997                         665,843                          214,199
    1998                         737,136                          252,971
    1999                         766,572                          319,152
    2000                         815,633                          303,673

The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA stocks from January 1, 1973 through December 31, 2000. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $477,236 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2)
management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.

Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Performance Information" in Part I, Section 8 for a discussion of how performance is calculated.

SECTION 3 -- CONTRACTHOLDER INFORMATION

PRICING OF UNITS

The net asset value of the Units of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m., Eastern Time. Each Division's Unit Value is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding Units of the Division.

Amounts contributed and transferred to the Divisions are invested on only four days each year, the INVESTMENT DATE for each of the four Divisions. Because of this, purchase orders are priced at the net asset value that is next computed at the end of the Business Day preceding the next available Investment Date after receipt of your order. Redemption orders and transfers out of the Divisions are priced at the net asset value next computed after receipt of your order. See
Part II, Section 2 - "Investment Strategy."

DIVIDENDS AND DISTRIBUTIONS

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.

SECTION 4 -- MANAGEMENT

THE INVESTMENT ADVISER

Touchstone Advisors Inc. serves as the investment adviser to the Select Ten Plus Divisions. Touchstone Advisors is part of The Western-Southern Enterprise, which is a family of companies that provides life insurance, annuities, mutual funds, asset management and other related financial services to millions of consumers nationwide. As of December 31, 2000, The Western-Southern Enterprise owned or managed assets of approximately $25.5 billion and Touchstone Advisors managed assets of approximately $605 million. Touchstone Advisors is located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

Touchstone Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Touchstone Advisors:

         - provides the overall business management and administrative services necessary for each Division's operation;

         - furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

         - acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

         - is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

         - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.

For providing investment management services to the Divisions, Touchstone Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Touchstone Advisors will then pay an advisory fee to the subadviser. Touchstone Advisors has guaranteed it or an affiliate would pay National Asset Management a minimum annual sub-advisory fee of $50,000.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Touchstone Advisors can change or terminate its expense reimbursement policy for the Divisions, but doesn't currently intend to do so.

THE SUB-ADVISER

National Asset serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.

On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

APPENDIX A

FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS

The table below shows the Unit Value for certain Variable Account Options at inception, the number of Units outstanding at December 31 of each year since inception, and the Unit Value at the beginning and end of each period.

                                                                      YEAR ENDED DECEMBER 31

                                                     2000         1999         1998         1997         1996
                                                     ----         ----         ----         ----         ----
THIRD AVENUE VALUE**
Unit value at beginning of period............       $23.76       $27.42       $23.47       $18.24       $14.85
Unit value at end of period..................       $26.06       $23.76       $27.42       $23.47       $18.24
Number of units outstanding at end of period.      620,186      930,696    1,385,723    1,278,296    1,119,634

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
Unit value at beginning of period............
Unit value at end of period..................
Number of units outstanding at end of period.       $35.32       $26.42       $19.74       $14.85       $13.21
                                                    $27.02       $35.32       $26.42       $19.74       $14.85
                                                 1,230,820    1,214,898    1,345,118    1,295,185    1,184,119

GABELLI LARGE CAP VALUE**
Unit value at beginning of period............       $18.45       $17.70       $18.32       $15.23       $13.44
Unit value at end of period..................       $17.36       $18.45       $17.70       $18.32       $15.23
Number of units outstanding at end of period.      514,402      804,931    1,761,932    2,107,245    2,434,199

BARON SMALL CAP**
Unit value at beginning of period............       $17.10       $17.80       $18.15       $14.71       $12.58
Unit value at end of period..................       $17.09       $17.10       $17.80       $18.15       $14.71
Number of units outstanding at end of period.      206,561      332,006      581,283      592,060      592,469

DEUTSCHE VIT EAFE-Registered Trademark- EQUITY INDEX
Unit value at beginning of period............       $14.22       $11.30        $9.42                         -
Unit value at end of period..................       $11.70       $14.22       $11.30        $9.42
Number of units outstanding at end of period.      247,563      240,439      177,704       19,652

DEUTSCHE VIT EQUITY INDEX
Unit value at beginning of period............       $15.32       $12.90       $10.16                         -
Unit value at end of period..................       $13.71       $15.32       $12.90       $10.16
Number of units outstanding at end of period.    2,509,913    2,454,241    1,563,771      224,706

DEUTSCHE VIT SMALL CAP INDEX
Unit value at beginning of period............       $10.80        $9.11        $9.44                         -
Unit value at end of period..................       $10.24       $10.80        $9.11        $9.44
Number of units outstanding at end of period.      528,324      456,819      389,699       70,238

VIP EQUITY-INCOME
Unit value at beginning of period............       $11.62       $11.08       $10.06                         -
Unit value at end of period..................       $12.43       $11.62       $11.08       $10.06
Number of units outstanding at end of period.    1,303,950    1,571,231    1,206,214      155,520

VIP CONTRAFUND
Unit value at beginning of period............       $15.29       $12.47        $9.73                         -
Unit value at end of period..................       $14.08       $15.29       $12.47        $9.73
Number of units outstanding at end of period.    1,735,357    1,652,352      893,485      129,361

VIP GROWTH & INCOME
Unit value at beginning of period............       $14.11       $13.10       $10.24                         -
Unit value at end of period..................       $13.41       $14.11       $13.10       $10.24
Number of units outstanding at end of period.    1,111,831    1,291,885      859,704      119,576

VIP GROWTH OPPORTUNITIES
Unit value at beginning of period............       $12.98       $12.62       $10.26                         -
Unit value at end of period..................       $10.62       $12.98       $12.62       $10.26
Number of units outstanding at end of period.      768,638      948,352      617,513       78,180



                                                                    YEAR ENDED DECEMBER 31

                                                       1995         1994        1993       1992   INCEPTION
                                                       ----         ----        ----       ----   ---------
THIRD AVENUE VALUE**
Unit value at beginning of period............         $10.34      $10.56      $10.07         -      $10.00
Unit value at end of period..................         $14.85      $10.34      $10.56    $10.07
Number of units outstanding at end of period.        806,752     733,336     547,498     3,540

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
Unit value at beginning of period............
Unit value at end of period..................                                                       $10.00
Number of units outstanding at end of period.         $10.17       $9.91      $10.05         -
                                                      $13.21      $10.17       $9.91    $10.05
                                                   1,342,971   1,014,016     830,307    18,906

GABELLI LARGE CAP VALUE**
Unit value at beginning of period............         $11.23      $11.33       $9.99         -      $10.00
Unit value at end of period..................         $13.44      $11.23      $11.33     $9.99
Number of units outstanding at end of period.      2,541,023   2,558,692    1,518,39    11,385

BARON SMALL CAP**
Unit value at beginning of period............         $10.53      $10.74           -         -      $10.00
Unit value at end of period..................         $12.58      $10.53      $10.74         -
Number of units outstanding at end of period.        587,830     567,827     425,500         -

DEUTSCHE VIT EAFE-Registered Trademark- EQUITY INDEX
Unit value at beginning of period............              -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

DEUTSCHE VIT EQUITY INDEX
Unit value at beginning of period............              -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

DEUTSCHE VIT SMALL CAP INDEX
Unit value at beginning of period............              -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

VIP EQUITY-INCOME
Unit value at beginning of period............              -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

VIP CONTRAFUND
Unit value at beginning of period............              -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

VIP GROWTH & INCOME
Unit value at beginning of period............              -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

VIP GROWTH OPPORTUNITIES
Unit value at beginning of period............              -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

                                      52

                                                                       YEAR ENDED DECEMBER 31

                                                      2000         1999         1998         1997         1996
                                                      ----         ----         ----         ----         ----
VIP GROWTH
Unit value at beginning of period............       $12.63                         -            -            - -
Unit value at end of period..................       $11.08       $12.63
Number of units outstanding at end of period.      364,255       54,439

VIP MID CAP
Unit value at beginning of period............       $12.96                         -            -            - -
Unit value at end of period..................       $17.07       $12.96
Number of units outstanding at end of period.      503,449       82,924

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period............       $24.33       $14.77        $9.47                         -
Unit value at end of period..................       $19.64       $24.33       $14.77        $9.47
Number of units outstanding at end of period.    2,289,751    1,953,906      712,285       92,194

JANUS ASPEN BALANCED
Unit value at beginning of period............       $16.49       $13.19        $9.95                         -
Unit value at end of period..................       $15.90       $16.49       $13.19        $9.95
Number of units outstanding at end of period.    3,292,580    3,904,271    5,548,134    5,661,088

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period............       $19.54       $12.04        $9.47                         -
Unit value at end of period..................       $16.26       $19.54       $12.04        $9.47
Number of units outstanding at end of period.    2,890,991    2,314,085    1,327,696      151,721

JANUS ASPEN MONEY MARKET
Unit value at beginning of period............       $10.85       $10.48       $10.08                         -
Unit value at end of period..................       $11.38       $10.85       $10.48       $10.08
Number of units outstanding at end of period.    1,569,997    2,017,825    1,709,186      634,249

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period............       $12.93        $9.59        $9.28                         -
Unit value at end of period..................       $10.73       $12.93        $9.59        $9.28
Number of units outstanding at end of period.      324,546      345,201      137,064       41,664

J.P. MORGAN BOND
Unit value at beginning of period............       $10.60       $10.85       $10.19                         -
Unit value at end of period..................       $11.55       $10.60       $10.85       $10.19
Number of units outstanding at end of period.    1,491,565    1,890,368    1,499,874      418,029

UNIVERSAL FUNDS ASIAN EQUITY
Unit value at beginning of period............       $13.83        $7.81        $8.46                         -
Unit value at end of period..................       $ 7.58       $13.83        $7.81        $8.46
Number of units outstanding at end of period.      254,436      320,760      476,370      484,093

UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period............       $ 8.32        $6.52        $9.23                         -
Unit value at end of period..................       $ 9.14        $8.32        $6.52        $9.23
Number of units outstanding at end of period.      192,477      310,684      607,509      653,365

UNIVERSAL FUNDS HIGH YIELD
Unit value at beginning of period............       $11.04       $10.45       $10.11                         -
Unit value at end of period..................       $ 9.74       $11.04       $10.45       $10.11
Number of units outstanding at end of period.      648,516      856,371      578,494       69,823

UNIVERSAL FUNDS U.S. REAL ESTATE
Unit value at beginning of period............       $ 8.68        $8.93       $10.15                         -
Unit value at end of period..................       $11.07        $8.68        $8.93       $10.15
Number of units outstanding at end of period.      238,338      234,609      252,794       67,357


                                                    1995         1994        1993       1992    INCEPTION
                                                    ----         ----        ----       ----    ---------
VIP GROWTH
Unit value at beginning of period............            -           -           -         -
Unit value at end of period..................
Number of units outstanding at end of period.

VIP MID CAP
Unit value at beginning of period............            -           -           -         -
Unit value at end of period..................
Number of units outstanding at end of period.

JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period............            -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

JANUS ASPEN BALANCED
Unit value at beginning of period............            -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period............            -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

JANUS ASPEN MONEY MARKET                                                                          $10.00
Unit value at beginning of period............            -           -           -         -
Unit value at end of period..................
Number of units outstanding at end of period.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period............            -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

J.P. MORGAN BOND
Unit value at beginning of period............            -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

UNIVERSAL FUNDS ASIAN EQUITY
Unit value at beginning of period............            -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period............            -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

UNIVERSAL FUNDS HIGH YIELD
Unit value at beginning of period............            -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

UNIVERSAL FUNDS U.S. REAL ESTATE
Unit value at beginning of period............            -           -           -         -      $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

                                      53

                                                                                             YEAR ENDED DECEMBER 31

                                                       2000         1999         1998         1997         1996  N
                                                       ----         ----         ----         ----         ----  -
JANUS ASPEN AGGRESSIVE GROWTH
Unit value at beginning of period............                         -            -            -            -
Unit value at end of period..................       $ 6.74
Number of units outstanding at end of period.      424,984

JANUS ASPEN GROWTH
Unit value at beginning of period............                         -            -            -            -
Unit value at end of period..................       $ 8.63
Number of units outstanding at end of period.      154,157

JANUS ASPEN STRATEGIC VALUE
Unit value at beginning of period............                         -            -            -            -
Unit value at end of period..................       $ 9.59
Number of units outstanding at end of period.       38,274

MFS CAPITAL OPPORTUNITIES
Unit value at beginning of period............                         -            -            -            -
Unit value at end of period..................        $8.73
Number of units outstanding at end of period.      477,460

MFS EMERGING GROWTH
Unit value at beginning of period............                         -            -            -            -
Unit value at end of period..................        $8.00
Number of units outstanding at end of period.      279,091

MFS INVESTORS TRUST
Unit value at beginning of period............                         -            -            -            -
Unit value at end of period..................       $10.14
Number of units outstanding at end of period.       56,839

MFS MID CAP GROWTH
Unit value at beginning of period............                         -            -            -            -
Unit value at end of period..................        $9.63
Number of units outstanding at end of period.      479,615

MFS NEW DISCOVERY
Unit value at beginning of period............                         -            -            -            -
Unit value at end of period..................        $9.27
Number of units outstanding at end of period.      214,134






                                                     1995        1994       1993      1992  INCEPTIO
                                                     ----        ----       ----      ----  --------
JANUS ASPEN AGGRESSIVE GROWTH
Unit value at beginning of period............          -           -          -         -    $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

JANUS ASPEN GROWTH
Unit value at beginning of period............          -           -          -         -    $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

JANUS ASPEN STRATEGIC VALUE
Unit value at beginning of period............          -           -          -         -    $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

MFS CAPITAL OPPORTUNITIES
Unit value at beginning of period............          -           -          -         -    $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

MFS EMERGING GROWTH
Unit value at beginning of period............          -           -          -         -    $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

MFS INVESTORS TRUST
Unit value at beginning of period............          -           -          -         -    $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

MFS MID CAP GROWTH
Unit value at beginning of period............          -           -          -         -    $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

MFS NEW DISCOVERY
Unit value at beginning of period............          -           -          -         -    $10.00
Unit value at end of period..................
Number of units outstanding at end of period.

                                                                                                YEAR ENDED DECEMBER 31

                                                      2000        1999         1998  1997  1996  1995  1994  1993  1992  INCEPTION
                                                      ----        ----         ----  ----  ----  ----  ----  ----  ----  ---------
SELECT TEN PLUS DIVISION-MARCH
Investment income............................       $0.35        $0.25
Expenses.....................................       $0.25        $0.21            -     -    -      -     -    -    -           -
Net investment income........................       $0.13        $0.04
Net realized and unrealized gains (losses)
on securities................................      (0.04)        $0.20
Net increase (decrease) in unit value........       $0.09        $0.24
Unit value at beginning of period............      $10.24       $10.00
Unit value at end of period..................      $10.33       $10.24
Expenses to average net assets...............       2.20%        2.20%
Portfolio turnover rate......................      37.03%       22.04%
Number of units outstanding at end of period.     424,796      664,381
SELECT TEN PLUS DIVISION-JUNE
Investment income............................       $0.35        $0.21        $0.14
Expenses.....................................       $0.24        $0.17        $0.11     -    -      -     -    -    -
Net investment income........................       $0.14        $0.02        $0.03
Net realized and unrealized gains (losses)
on securities................................       $0.42      ($0.31)        $0.40
Net increase (decrease) in unit value........       $0.56      ($0.29)        $0.43
Unit value at beginning of period............      $10.14       $10.43       $10.00                                        $10.00
Unit value at end of period..................      $10.70       $10.14       $10.43
Expenses to average net assets...............       2.20%        2.20%        2.20%
Portfolio turnover rate......................      35.36%       42.96%         .86%
Number of units outstanding at end of period.     376,205      634,209      195,841
SELECT TEN PLUS DIVISION-SEPTEMBER
Investment income............................       $0.39        $0.29        $0.07
Expenses.....................................       $0.66        $0.23        $0.06     -    -      -     -    -    -
Net investment income........................       $0.18        $0.05        $0.02
Net realized and unrealized gains (losses)
on securities................................       $0.24      ($0.20)        $0.24
Net increase (decrease) in unit value........       $0.42      ($0.15)        $0.26
Unit value at beginning of period............      $10.11       $10.26       $10.00                                        $10.00
Unit value at end of period..................      $10.53       $10.11       $10.26
Expenses to average net assets...............       2.20%        2.20%        2.20%
Portfolio turnover rate......................      28.21%       50.49%        1.35%
Number of units outstanding at end of period.    652,512     1,111,983    1,072,954
SELECT TEN PLUS DIVISION-DECEMBER
Investment income............................       $0.38        $0.30          $ -
Expenses.....................................       $0.27        $0.24        $ - *     -    -      -     -    -    -
Net investment loss..........................       $0.18        $0.05      ($ - *)
Net realized and unrealized gains (losses)
on securities................................       $0.19        $0.28      ($0.18)
Net increase (decrease) in unit value........       $0.37        $0.33      ($0.18)
Unit value at beginning of period............      $10.15        $9.82       $10.00                                        $10.00
Unit value at end of period..................      $10.52       $10.15        $9.82
Expenses to average net assets...............       2.20%        2.12%        2.12%
Portfolio turnover rate......................       8.73%       35.78%            -
Number of units outstanding at end of period.     585,170    1,291,739    1,478,641

         * Less than $0.01.

The Unit Value for each Variable Account Option at inception is $10.00. The inception date for the Harris Bretall Sullivan & Smith Equity Growth Option is December 8, 1992. The inception date for the Zweig Asset Allocation, Scudder Kemper Value and Zweig Equity Options is December 14, 1992. The inception date for the EAFE-Registered Trademark- Equity Index, Equity Index, Small Cap Index, VIP Equity-Income, VIP II Contrafund, VIP III Growth & Income, VIP III Growth Opportunities, Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth, Janus Aspen Money Market, J.P. Morgan International Opportunities, J.P. Morgan Bond, MSDW Universal Funds Asian Equity, MSDW Universal Funds Emerging Markets Debt, MSDW Universal Funds High Yield, and MSDW Universal Funds U.S. Real Estate Options is October 1, 1997. The inception date for the Select Ten Plus Division June is June 30, 1998. The inception date for the Select Ten Plus Division September is September 30, 1998. The inception date for the Select Ten Plus Division December is December 31, 1998. The inception date for the Select Ten Plus Division March is March 31, 1999. The inception date for the VIP Growth Portfolio and VIPIII Mid Cap Portfolio is May 1, 1999. The inception date for the Janus Aspen Aggressive Growth, Janus Aspen Growth, MFS Capital Opportunities, MFS Emerging Growth, MFS Investors Trust, MFS Mid Cap Growth, and MFS New Discovery Portfolios is May 1, 2000. The inception date for the Janus Aspen Strategic Value Portfolio is July 10, 2000. The inception date for the Putnam VT Voyager II, Putnam VT International Growth, Putnam VT Growth and Income, Putnam VT Technology, Putnam VT Small Cap Value, Van Kampen Bandwidth & Telecommunications, Van Kampen Biotechnology & Pharmaceutical, Van Kampen Internet, Van Kampen Morgan Stanley High-Tech 35, Van Kampen Morgan Stanley U.S. Multinational , and Fidelity VIP Money Market Portfolios is July 16, 2001. Because the Putnam VT Voyager II, Putnam VT International Growth, Putnam VT Growth and Income, Putnam VT Technology, Putnam VT Small Cap Value, Van Kampen Bandwidth & Telecommunications, Van Kampen Biotechnology & Pharmaceutical, Van Kampen Internet, Van Kampen Morgan Stanley High-Tech 35, Van

Kampen Morgan Stanley U.S. Multinational , and Fidelity VIP Money Market Portfolios had not yet begun operations as of the end of 2000, we have provided no data for these Variable Account Options.

** Financial information prior to November 1, 2000 reflects that of the Portfolio's previous sub-adviser.

                                                                     APPENDIX B

           ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                        Contribution:        $50,000.00

                        GRO Account duration:          7 Years

                        Guaranteed Interest Rate:      5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                                  48/12                     48/12
           -0.0551589 = [(1 + .05)     / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

           -$3,192.67 = -0.0551589 X $57,881.25

The Market Adjusted Value would be:

           $54,688.58 = $57,881.25 - $3,192.67

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

           $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

           $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

           $5,788.13 = $57,881.25 X .10

           Free Amount = $5,788.13

The non-free amount would be:

           $14,211.87 = $20,000.00 - $5,788.13

The Market Value Adjustment, which is only applicable to the non-free amount, would be

           - $783.91 = -0.0551589 X $14,211.87

The withdrawal charge would be:

           $957.18 = [($14,211.87+ $783.91)/(1 - .06)] - ($14,211.87+ 783.91)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

           $21,741.09 = $20,000.00 + $783.91 + $957.18

The ending Account Value would be:

           $36,140.16 = $57,881.25 - $21,741.09

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                                48/12                   48/12
           .0290890 = [(1 + .05)     / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

           $1,683.71 = .0290890 X $57,881.25

The Market Adjusted Value would be:

           $59,564.96 = $57,881.25 + $1,683.71

A withdrawal charge of 6% would be assessed against the $50,000 original contribution:

           $3,000.00 = $50,000.00 X .06

Thus, the amount payable on a full withdrawal would be:

           $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

               Free Amount =    $ 5,788.13

           Non-Free Amount =    $14,211.87

     The Market Value Adjustment would be:

           $413.41 = .0290890 X $14,211.87

     The withdrawal charge would be:

           $880.75 = [($14,211.87 - $413.41)/(1 - .06)] - ($14,211.87 - $413.41)

     Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

           $20,467.34 = $20,000.00 - $413.41 + $880.75

     The ending Account Value would be:

           $37,413.91 = $57,881.25 - $20,467.34

       Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below your premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

The above examples will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.

APPENDIX C - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Part 1 --  Integrity and Custodian
Part 2 --  Distribution of the Contract
Part 3 --  Investment Restrictions and Policies of the Select Ten Plus Divisions
Part 4 --  Management of Separate Account Ten
Part 5 --  Portfolio Transactions and Brokerage
Part 6 --  Performance Information
Part 7 --  Determination of Accumulation Unit Values
Part 8 --  Tax Favored Retirement Programs
Part 9 --  Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

-------------------------------------------------------------------------------

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account II (Pinnacle) and Separate Account
      Ten

Name:
          ---------------------------------------------------------------------

Address
          ---------------------------------------------------------------------

City:                            State:                   Zip:
          -------------------          ------------           -----------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 16, 2001

                                       FOR

                                    PINNACLE

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT II

                                     AND ITS

                              SEPARATE ACCOUNT TEN



                                TABLE OF CONTENTS

                                                                         Page
Part 1 - Integrity and Custodian............................................2
Part 2 - Distribution of the Contracts......................................2
Part 3 - Investment Restrictions and Policies of the Select
           Ten Plus Divisions...............................................3
Part 4 - Management of Separate Account Ten.................................5
Part 5 - Portfolio Transactions and Brokerage...............................9
Part 6 - Performance Information...........................................10
Part 7 - Determination of Accumulation Unit Values.........................14
Part 8 - Tax-Favored Retirement Programs...................................14
Part 9 - Financial Statements..............................................16
Appendix A.................................................................17
Appendix B.................................................................18

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated July 16, 2001. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company (INTEGRITY), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account II and Separate Account Ten, is a wholly owned subsidiary of The Western and Southern Life Insurance Company (W&S), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Until March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. (ARM).

ARM provided substantially all of the services required to be performed on behalf of Separate Account II since 1994, and on behalf of Separate Account Ten since its inception. Total fees paid to ARM by Integrity for management services, including services applicable to Separate Account II and Separate Account Ten, in 1998 were $27,158,002, in 1999 were $32,545,976, and in 2000 were $3,001,867.

Integrity is the custodian for the shares of Portfolios owned by Separate Account II. State Street KC is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form. Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "AAA" (Extremely Strong) from Standard & Poor's Corporation, "Aa2" (Excellent) from Moody's Investors Service, Inc., and "AAA" (Highest) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

During 1999, prior to acquisition by W&S, the following actions were taken by state insurance departments: 1) Integrity's Hawaii certificate of authority was cancelled September 16, 1999 and was reinstated during the fourth quarter of 1999; 2) Integrity agreed effective September 8, 1999 that it would not accept new applications from residents of the state of Colorado without the approval of the Commissioner of the Colorado Division of Insurance; 3) Integrity agreed effective January 20, 2000 that it would not write any general account or guaranteed separate account business in the State of California, and that upon the closing of the W&S acquisition that Integrity would request the consent of the California Insurance Commissioner prior to resumption of writing such business in California; 4) Integrity's certificate of authority was suspended in the State of Nevada effective September 21, 1999; however, the Nevada Division of Insurance advised of the rescission of such Order on March 10, 2000; 5) Integrity agreed effective January 7, 2000 that it would not write any general account business in the State of Florida until the closing of the acquisition by W&S and upon meeting certain statutory surplus requirements; (6) Integrity's North Carolina certificate of authority was restricted to "no new business" effective September 29, 1999.

As a result of the W&S acquisition of Integrity, all of the above restrictions have been lifted, and there are no remaining restrictions on Integrity.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from us and their operations form a part of us, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

Touchstone Securities, Inc., an indirect wholly owned subsidiary of W&S, is the principal underwriter of the contracts. Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National

Association of Securities Dealers, Inc. Touchstone Securities' address is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. The contracts are offered through Touchstone Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7.5% of initial contributions, plus .50% trail commission paid on Account Value after the eighth Contract Year. The amount of distribution allowances paid to Touchstone Securities, the principal underwriter for the contracts since March 3, 2000, was $3,407,594 for the year ended December 31, 2000. The amount of distribution allowances paid to ARM Securities Corporation, the principal underwriter for the contracts prior to March 3, 2000, was $399,896 for the year ended December 31, 2000, $11,028,481 for the year ended December 31, 1999, and $12,537,715 for the year ended December 31, 1998. Distribution allowances weren't retained by either ARM Securities Corporation or Touchstone Securities, as applicable, during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Part II of the prospectus under the captions "Investment Strategy" and "Investment Objective and Policies." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.

Each Division:

1. May not borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. May not make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in
Part II of the prospectus under the captions "Investment Strategy," "Investment Objective and Policies" and "Risk Factors."

LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loans at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Divisions' interest.

REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of five (5) members, or Managers, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten." The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.


Name, Age, and Address of Manager            Principal Occupation(s) During Past 5 Years
-------------------------------------------- -------------------------------------------
John R. Lindholm (52)*                       President of Integrity since November 1993; President of National Integrity
515 West Market Street                       since September 1997; Vice President-Chief Marketing Officer of National
Louisville, KY 40202                         Integrity from November 1993 to September 1997; Executive Vice
                                             President-Chief Marketing Officer of ARM Financial Group, Inc. from July
                                             1993 to March 2000. Director of The Legends Fund, Inc. since October 1993.
                                             Director of the mutual funds in the State Bond Group of mutual funds from
                                             June 1995 to December 1996.

John Katz (62)                               Managing partner, Associated Mezzanine Investors, LLC since March 2000;
10 Hemlock Road                              Director, Nations Flooring, Inc. since March 1998; investment banker since
Hartsdale, NY 10530                          January 1991. Director of The Legends Fund, Inc. since November 1992.
                                             Director of the mutual funds in the State Bond Group of mutual funds from
                                             June 1995 to December 1996.

William B. Faulkner (73)                     President, William Faulkner & Associates LLC (international trade business)
825 Goodrich Ave.                            since 1986; Manager, Carroll Family, LLC (commercial land development
St. Paul, MN 55105                           business) since 1996. Director of The Legends Fund, Inc. since November
                                             1995. Director of the mutual funds in the State Bond Group of mutual funds from 1980 to December 1996.

Chris LaVictoire Mahai (45)                  Chief Executive Officer, Aveus (an interactive strategy and development
425 Portland Avenue                          firm) since July 1999; President, clavm, inc. (a management consulting
Minneapolis, MN 55488                        group) since June 1998; Fellow, Poynter Institute for Media Studies, since
                                             June 1998; Board Member (Cowles Media) Star Tribune Foundation, from
                                             September 1992 to June 1998; Senior Vice President, Cowles Media
                                             Company/Star Tribune, from August 1993 to June 1998; Director of The
                                             Legends Fund, Inc. since February 1998; Director of the mutual funds in the
                                             State Bond Group of mutual funds, June 1984 to December 1996.

Irvin W. Quesenberry, Jr. (52)               Retired; Founder and Managing Director of National Asset Management
2939 Rainbow Drive                           Corporation (investment counseling firm) from 1979 to 1995**; Member of
Louisville, KY 40206                         Louisville Community Foundation Investment Committee; Board member,
                                             Louisville Water Company, since 1986.

* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with Integrity Life Insurance Company.

** Mr. Quesenberry no longer has any interest in National Asset Management Corporation.


Officers:
---------
                                       Position With
Name, Age & Address                    Separate Account            Principal Occupation(s) During Past 5 Years
-------------------                    ----------------            -------------------------------------------
Edward J. Haines (54)                  President                   Senior Vice President of Marketing of Integrity Life Insurance
515 W. Market Street                                               Company since March 2000; Senior Vice President of Marketing
Louisville, KY 40202                                               of ARM Financial Group, Inc. from December 1993 until March
                                                                   2000.

Kevin L. Howard (36)                   Secretary                   Senior Vice President and Counsel of Integrity Life Insurance
515 W. Market Street                                               Company since March 2000; Senior Vice President and Counsel of
Louisville, KY  40202                                              ARM Financial Group, Inc. from October 1998 until March 2000;
                                                                   Assistant General Counsel of ARM Financial Group, Inc. from
                                                                   January 1994 until October 1998.

Don W. Cummings (37)                   Controller                  Chief Financial Officer of Integrity Life Insurance Company
515 W. Market Street                                               since March, 2000; Chief Financial Officer, Retail Business
Louisville, KY 40202                                               Division of ARM Financial Group, Inc. from November, 1996
                                                                   until March, 2000; Strategic Initiatives Officer of ARM
                                                                   Financial Group, Inc. from April, 1996 until November, 1996;
                                                                   Controller of ARM Financial Group, Inc. from November, 1993 until April, 1996.

Meredith Hettinger (29)                Assistant Secretary         Financial Manager of Integrity Life Insurance Company since
515 W. Market Street                                               March, 2000; Financial Manager of ARM Financial Group Inc.
Louisville, KY 40202                                               from April, 1998 until March, 2000; Financial Analyst of ARM
                                                                   Financial Group, Inc. from June, 1995 until April, 1998.

Hope Oliver (25)                       Assistant Secretary         Financial Analyst of Integrity Life Insurance Company since
515 W. Market Street                                               March, 2000; Financial Analyst of ARM Financial Group Inc.
Louisville, KY 40202                                               from August, 1998 until March, 2000; Staff Accountant of
                                                                   McCauley, Nicolas & Company, LLC from January, 1997 until
                                                                   August, 1998.


Separate Account Ten pays Managers who are not interested persons of the Fund Independent Managers fees for serving as Managers. During the fiscal year ended December 31, 2000, Separate Account Ten paid the Independent Managers a combined total of $10,750, exclusive of expenses. Because the investment adviser and the sub-adviser perform substantially all of the services necessary for the operation of Separate Account Ten, Separate Account Ten requires no employees. No officer, director or employee of Integrity Life Insurance Company, National Integrity Life Insurance Company, the investment adviser or the sub-adviser receives any compensation from Separate Account Ten for acting as a Manager.

The Managers are also members of the Board of Directors of The Legends Fund, Inc., an open-end management investment company, which has the same investment adviser as Separate Account Ten.

The following table sets forth for the fiscal year ended December 31, 2000, the compensation to be paid by Separate Account Ten to the Independent Managers. Managers who are interested persons, as defined in the 1940 Act, receive no compensation from Separate Account Ten.


                                                      Pension or Retirement                                 Total Compensation
                            Aggregate Compensation    Benefits Accrued as Part                              From Separate
                            From Separate Account     of Separate Account Ten    Estimated Annual           Account Ten Paid to
Name of Manager             Ten                       Expense                    Benefits Upon Retirement   Managers
---------------             ----------------------    ------------------------   -------------------------- -------------------

William B. Faulkner         $2,500                    None                       N/A                        $2,500

John Katz                   $3,000                    None                       N/A                        $3,000

Chris L. Mahai              $3,000                    None                       N/A                        $3,000

Irvin W. Quesenberry, Jr.   $2,250                    None                       N/A                        $2,250


As of December 31, 2000, the Managers of Separate Account Ten as a group, owned less than 1% of the outstanding membership interests of the Fund.

The following individuals own 5% or more of one of the Divisions' units as of April 5, 2001:

Select Ten Plus Division - March
--------------------------------


Name                           Address                                  Percentage Ownership
----                           -------                                  --------------------
Effie D. Sumrall               823 Fraser Street                        6.79%
                               Aurora, CA


Select Ten Plus Division - June
-------------------------------


Name                           Address                                  Percentage Ownership
----                           -------                                  --------------------
Victoria Grossman              111 Colfax Road                          5.61%
                               Skillman, NJ


Select Ten Plus Division - September
------------------------------------


Name                           Address                                  Percentage Ownership
----                           -------                                  --------------------
David V. Wise                  128 Forestmere Circle                    8.65%
                               Butler, PA


Separate Account Ten, its investment adviser and principal underwriter have adopted codes of ethics under rule 17j-1 of the 1940 Act, and personnel subject to these codes are permitted, in certain circumstances, to invest in securities, including securities that may be purchased or held by Separate Account Ten.

THE INVESTMENT ADVISER

Touchstone Advisors is the investment adviser to Separate Account Ten under an investment advisory agreement. Touchstone Advisors is an indirect wholly owned subsidiary of W&S and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 311 Pike Street, Cincinnati, Ohio 45202.

Subject to the direction of the Board of Managers, Touchstone Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of Separate Account Ten other than those investment advisory services performed by the sub-adviser. These services include, but aren't limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten, (ii) providing Separate Account Ten, at Touchstone Advisor's expense, with the services of a adequate competent staff to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten, (iii) making its officers and employees available to the Board of Managers and officers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to owners as required by applicable law, (vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing Separate Account Ten, at Touchstone Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Touchstone Advisors are described in the prospectus.

Touchstone Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Divisions if at any time a sub-adviser isn't engaged to manage the Divisions' assets. If that should occur, Touchstone Advisors will be entitled to a fee that would otherwise be paid to the sub-adviser. This fee would be in addition to its usual compensation for services as investment adviser. The Divisions pay Touchstone Advisors a monthly fee based on an annual rate of .50% of the Division's average daily net assets. Touchstone Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under the sub-advisory agreement at an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisers has guaranteed that it or an affiliate will pay an annual minimum sub-advisory fee of $50,000 to National Asset.

Touchstone Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Touchstone Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 2001.

The following tables show the amount of advisory fees the Divisions paid to Touchstone Advisors, Separate Account Ten's investment adviser since March 3, 2000, to Integrity Capital Advisors, Separate Account Ten's investment adviser until March 3, 2000, the amount of sub-advisory fees Touchstone Advisors paid to National Asset for the period ended December 31, 2000, and the amount of sub-advisory fees Integrity Capital Advisors paid to National Asset, for the periods ended December 31, 1998, December 31, 1999 and December 31, 2000.


-------------------------------------- --------------------------------------------- --------------------------------------------
Period ended December 31, 1998          Amount Division Paid to Integrity Capital     Amount Integrity Capital Advisors Paid to
                                                         Advisors                                  National Asset
-------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-March                              $0                                           $0
-------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-June                           $4,990.01                                     $3,992.04
-------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-September                      $14,134.01                                    $2,826.84
-------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-December                          $199                                          $0
-------------------------------------- --------------------------------------------- --------------------------------------------


------------------------------------- --------------------------------------------- --------------------------------------------
Period ended December 31, 1999         Amount Division Paid to Integrity Capital     Amount Integrity Capital Advisors Paid to
                                                        Advisors                                  National Asset
------------------------------------- --------------------------------------------- --------------------------------------------

Select Ten Plus Division-March                         $31,558.49                                    $6,311.65
------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-June                          $24,047.31                                    $4,809.47
------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-September                     $57,325.43                                   $11,465.11
------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-December                      $72,975.62                                   $14,594.85
------------------------------------- --------------------------------------------- --------------------------------------------

------------------------------------- --------------------------------------------- --------------------------------------------
Period ended December 31, 2000         Amount Division Paid to Integrity Capital     Amount Integrity Capital Advisors Paid to
                                                        Advisors                                  National Asset
------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-March                         $3,857.36                                      $964.34
------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-June                          $3,573.23                                      $893.32
------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-September                     $6,376.45                                     $1,594.09
------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-December                      $7,122.38                                     $1,780.57
------------------------------------- --------------------------------------------- --------------------------------------------
------------------------------------- --------------------------------------------- --------------------------------------------
Period ended December 31, 2000        Amount Division Paid to Touchstone Advisors       Amount Touchstone Advisors Paid to
                                                                                                  National Asset
------------------------------------- --------------------------------------------- --------------------------------------------

Select Ten Plus Division-March                         $15,118.37                                    $3,779.52
------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-June                          $13,184.62                                    $3,296.19
------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-September                     $23,936.44                                    $5,984.22
------------------------------------- --------------------------------------------- --------------------------------------------
Select Ten Plus Division-December                      $21,758.30                                    $5,439.56
------------------------------------- --------------------------------------------- --------------------------------------------


THE SUB-ADVISER

National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Touchstone Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Touchstone Advisers has guaranteed it or an affiliate will pay a minimum annual sub-advisory fee of $50,000 to National Asset, beginning March 3, 2000. The tables above show actual sub-advisory fee amounts paid during 1998, 1999 and 2000.

On April 18, 2001, National Asset completed its merger with a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP, which is headquartered in Atlanta and London, is the largest publicly traded asset management firm in the world. In the transaction, AMVESCAP acquired all the outstanding shares of National Asset. As a result of the transaction, National Asset's business is now conducted by the National Asset Management Division of INVESCO, Inc. INVESCO manages more than $93 billion in assets for institutional investors, and offers a broad range of investment services. The main place of business of INVESCO is 1315 Peachtree Street, N.E., Suite 300, Atlanta, Georgia 30309.

Under the Investment Company Act of 1940, the merger resulted in an "assignment" of the existing sub-advisory agreement between National Asset and Touchstone Advisers, and, consequently, the automatic termination of the sub-advisory agreement at the closing of the merger. Because the contract owners of Separate Account Ten did not approve a new sub-advisory agreement prior to the closing of the merger, the Board of Managers approved an interim sub-advisory agreement that will be effective until the contract owners approve a new sub-advisory agreement. The terms of the interim sub-advisory agreement are substantially the same as the terms of the prior sub-advisory agreement. The merger is not expected to affect the daily operations of the Divisions or the investment management activities of the Divisions' investment adviser.

PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers of Separate Account Ten and Touchstone Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Touchstone Advisors and the Board of Managers of Separate Account Ten.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Touchstone Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.

Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission". The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

PART 6 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. The Janus Aspen Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown at the same time that don't take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $50,000 and won't reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge isn't reflected because the contracts are designed for long term investment. We use an assumed initial investment of $50,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge. For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations, although the Contracts weren't available at that time.

An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Option's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula:
P(1+T) to the power of n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD may be calculated for the Janus Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:
                                                        365/7
            Effective Yield = [(Base Period Return) + 1)     ] - 1

PLEASE SEE APPENDIX A FOR SEC STANDARDIZED PERFORMANCE DATA, AND APPENDIX B FOR NON-STANDARDIZED PERFORMANCE DATA.

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's units against certain widely recognized standards or indices for stock and bond market performance. Following are representative indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Historical data supplied by the research departments of various broker dealers, analysts or pricing services, including but not limited to First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch and Bloomberg L.P.

In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by Integrity or any of the sub-advisers derived from such indices or averages.

For those Variable Account Options which haven't been investment divisions within the Separate Accounts for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Options would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Accounts for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.

PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options other than the Janus Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. For the Janus Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - TAX-FAVORED RETIREMENT PROGRAMS

The contracts described in this Prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 70 1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The owner will be deemed to have consented to any other amendment unless the owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. Integrity doesn't administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70 1/2, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70 1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the owner reaches age 70 1/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 9 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Accounts. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of Separate Account II and Separate Account Ten as of December 31, 2000, and for the periods indicated in the financial statements, and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 2000 and 1999 included herein have been audited by Ernst & Young LLP as set forth in their reports.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Accounts and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in the Separate Accounts.

APPENDIX A

For Period Ending 12-31-00

                                                                       SEC Standardized Average Annualized Returns(1)

Variable Account Option                                   Inception Date(2)       1 Year         5 Years       10 Years    Life
-----------------------                                   --------------          ------         -------       --------    ----
Baron Small Cap Portfolio*                                    1/04/93             -7.07%          5.84           N/A       6.86%
Deutsche VIT-EAFE Equity Index                               10/22/97            -24.78%           N/A           N/A       3.60%
Deutsche VIT-Equity 500 Index                                10/01/97            -17.46%           N/A           N/A       8.95%
Deutsche VIT-Small Cap Index                                 10/07/97            -12.17%           N/A           N/A       -.81%
Fidelity's VIP Equity-Income: Initial Class                  10/02/97             -.04%            N/A           N/A       5.59%
Fidelity's VIP II Contrafund: Initial Class                  10/02/97            -14.88%           N/A           N/A       9.89%
Fidelity's VIP Growth Service Class                           6/11/99            -19.26%           N/A           N/A       2.42%
Fidelity's VIP III Growth Opportunities: Initial Class       10/02/97            -25.18%           N/A           N/A       .37%
Fidelity's VIP III Mid Cap: Service Class                     6/30/99             24.74%           N/A           N/A      38.73%
Fidelity's VIP III Growth & Income: Initial Class            10/02/97            -11.91%           N/A           N/A       8.19%
Gabelli Large Cap Value Portfolio*                           12/14/92            -12.90%          4.76%          N/A       7.10%
Harris Bretall Sullivan & Smith Equity Growth                12/07/92            -30.52%         15.04%          N/A      13.11%
Janus Aspen Series Balanced: Initial Class                    10/9/97            -10.59%           N/A           N/A      14.30%
Janus Aspen Series Worldwide Growth: Initial Class           10/02/97            -23.81%           N/A           N/A      15.03%
Janus Aspen Series Growth: Service Class                      5/09/00              N/A             N/A           N/A      -31.57%
Janus Aspen Series Aggressive Growth: Service Class           5/01/00              N/A             N/A           N/A      -54.14%
Janus Aspen Series Capital Appreciation : Initial Class      10/10/97            -26.29%           N/A           N/A      22.30%
Janus Aspen Series Strategic Value: Service Class             7/14/00              N/A             N/A           N/A      -24.02%
J.P. Morgan Bond                                             10/02/97             2.05%            N/A           N/A       3.14%
J.P. Morgan International Opportunities                      10/02/97            -23.97%           N/A           N/A       .71%
MFS Emerging Growth, Service Class                            5/01/00              N/A             N/A           N/A      -38.84%
MFS Mid-Cap Growth, Service Class                             5/01/00              N/A             N/A           N/A      -16.95%
MFS New Discovery, Service Class                              5/01/00              N/A             N/A           N/A      -21.97%
MFS Capital Opportunities, Service Class                      5/01/00              N/A             N/A           N/A      -29.27%
MFS Investors Trust Series: Service Class                     5/22/00              N/A             N/A           N/A      -10.65%
MSDW Universal Funds Asian Equity Portfolio                  10/22/97            -52.21%           N/A           N/A      -10.26%
MSDW Universal Funds Emerging Markets Debt Portfolio         10/03/97             2.89%            N/A           N/A      -4.39%
MSDW Universal Funds High Yield Portfolio                    10/16/97            -18.79%           N/A           N/A      -2.44%
MSDW Universal Funds U.S. Real Estate Portfolio              10/16/97             20.53%           N/A           N/A       1.73%
Select Ten Plus Investment Division-June                      6/30/98             -1.50%           N/A           N/A       .39%
Select Ten Plus Investment Division- September                9/30/98             -2.86%           N/A           N/A       -.29%
Select Ten Plus Investment Division- December                12/30/98             -4.08%           N/A           N/A       -.53%
Select Ten Plus Investment Division- March                    3/30/99             -6.03%           N/A           N/A      -2.10%
Third Avenue Value Portfolio*                                12/21/92             2.69%          11.51%          N/A      12.67%

(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment over the period indicated. The performance figures reflect mortality and expense charges totaling 1.35%.

(2) Inception date of the variable account option represents first trade date. Returns for account in operation for less than one year are not annualized.

APPENDIX B

For Period Ending 12-31-00

                                                          Non-Standardized Average Annualized Returns(1)
                                                        Fund              Cumulative Total Return
                                                      Inception                                    Life of
Variable Account Option                               Date (2)     3 year     5 years    10 years    Fund
Deutsche VIT-Equity 500 Index                         12/31/92     35.03%     106.01%      N/A     175.86%
Deutsche VIT-Small Cap Index                           8/13/96     8.48%        N/A        N/A      48.97%
Deutsche VIT-EAFE Equity Index                         6/21/96     24.16%       N/A        N/A      25.84%
Baron Small Cap Portfolio*                             1/04/93     -5.84%      35.82%      N/A      70.92%
Fidelity VIP II Contrafund                             1/03/95     44.79%     112.03%      N/A     192.31%
Fidelity VIP Equity-Income: Initial Class             10/09/86     23.55%      76.03%    332.35%   393.27%
Fidelity VIP III Growth & Income; Initial Class       12/31/96     30.92%       N/A        N/A      68.02%
Fidelity VIP Growth, Service Class                    10/09/86     63.39%     125.13%    440.63%   612.07%
Fidelity VIP Growth Opportunities, Initial Class       1/03/95     3.46%       54.74%      N/A     102.34%
Fidelity VIP Mid-Cap, Service Class                   12/28/98      N/A         N/A        N/A      99.55%
Janus Aspen Series Aggressive Growth, Service Class   12/31/99      N/A         N/A        N/A     -32.70%
Janus Aspen Series Balanced: Initial Class             9/13/93     59.71%     120.48%      N/A     188.31%
Janus Aspen Series Growth, Service Class              12/31/99      N/A         N/A        N/A     -15.90%
Janus Aspen Series Capital Appreciation, Initial       5/01/97    107.42%       N/A        N/A     160.22%
Class
Janus Aspen Series Strategic Value: Service Class      5/01/00      N/A         N/A        N/A      -.50%
Janus Aspen Series Worldwide Growth: Initial Class     9/13/93     71.66%     163.30%      N/A     293.12%
J.P. Morgan Bond                                       1/03/95     13.44%      22.57%      N/A      38.95%
J.P. Morgan International Opportunities                1/03/95     15.66%      34.27%      N/A      43.88%
Gabelli Large Cap Value Portfolio*                    12/14/92     -5.24%      29.17%      N/A      73.64%
Harris Bretall Sullivan & Smith Equity Growth         12/04/92     36.85%     104.49%      N/A     170.16%
Select Ten Plus Investment Division-June               6/30/98      N/A         N/A        N/A      6.98%
Select Ten Plus Investment Division-September          9/30/98      N/A         N/A        N/A      5.34%
Select Ten Plus Investment Division-December          12/30/98      N/A         N/A        N/A      4.93%
Select Ten Plus Investment Division-March              3/30/99      N/A         N/A        N/A      3.34%
Third Avenue Value Portfolio*                         12/21/92     11.01%      75.42%      N/A     160.57%
MSDW Universal Funds Emerging Markets Debt Portfolio   2/01/94     -.88%       70.51%      N/A      63.23%
MSDW Universal Funds High Yield Portfolio              8/31/92     -3.64%      21.23%      N/A      64.68%
MSDW Universal Funds U. S. Real Estate Portfolio       2/24/95     9.00%       84.23%      N/A     120.29%
MSDW Universal Funds Asian Equity Portfolio           12/31/91    -10.40%     -48.30%      N/A      13.61%
MFS Capital Opportunities: Service Class               8/14/96     72.74%       N/A        N/A     133.23%
MFS Emerging Growth, Service Class                     7/24/95     82.87%     153.86%      N/A     196.31%
MFS Investors Trust Series: Service Class              10/9/95     25.06%      96.57%      N/A     109.00%
MFS Mid-Cap Growth, Service Class                      5/01/00      N/A         N/A        N/A      -3.67%
MFS New Discovery, Service Class                       4/29/98      N/A         N/A        N/A      67.32%



APPENDIX B

For Period Ending 12-31-00

                                                       Non-Standardized Average Annualized Returns(1)
                                                                    Average Annual Return
                                                                                                Life of
Variable Account Option                                1 year    3 year    5 years   10 years    Fund
Deutsche VIT-Equity 500 Index                         -10.46%    10.53%     15.55%     N/A      13.52%
Deutsche VIT-Small Cap Index                           -5.17%     2.75%      N/A       N/A       9.52%
Deutsche VIT-EAFE Equity Index                         17.78%     7.48%      N/A       N/A       5.20%
Baron Small Cap Portfolio*                             -.07%     -1.99%     6.31%      N/A       6.94%
Fidelity VIP II Contrafund                             -7.88%    13.13%     16.22%     N/A      19.60%
Fidelity VIP Equity-Income: Initial Class              6.96%      7.30%     11.97%    15.77%    11.87%
Fidelity VIP III Growth & Income; Initial Class        -4.91%     9.40%      N/A       N/A      13.85%
Fidelity VIP Growth, Service Class                    -12.26%    17.78%     17.62%    18.38%    14.79%
Fidelity VIP Growth Opportunities, Initial Class      -18.18%     1.14%     9.12%      N/A      12.48%
Fidelity VIP Mid-Cap, Service Class                    31.74%      N/A       N/A       N/A      41.03%
Janus Aspen Series Aggressive Growth, Service Class   -32.70%      N/A       N/A       N/A      -32.64%
Janus Aspen Series Balanced: Initial Class             -3.59%    16.89%     17.13%     N/A      15.61%
Janus Aspen Series Growth, Service Class              -15.90%      N/A       N/A       N/A      15.87%
Janus Aspen Series Capital Appreciation, Initial      -19.29%    27.53%      N/A       N/A      29.78%
Class
Janus Aspen Series Strategic Value: Service Class       N/A        N/A       N/A       N/A       -.75%
Janus Aspen Series Worldwide Growth: Initial Class    -16.81%    19.74%     21.36%     N/A      20.63%
J.P. Morgan Bond                                       9.05%      4.29%     4.15%      N/A       5.64%
J.P. Morgan International Opportunities               -16.97%     4.97%     6.07%      N/A       6.26%
Gabelli Large Cap Value Portfolio*                     -5.90%    -1.78%     5.25%      N/A       7.10%
Harris Bretall Sullivan & Smith Equity Growth         -23.52%    11.02%     15.38%     N/A      13.10%
Select Ten Plus Investment Division-June               5.50%       N/A       N/A       N/A       2.73%
Select Ten Plus Investment Division-September          4.14%       N/A       N/A       N/A       2.34%
Select Ten Plus Investment Division-December           2.92%       N/A       N/A       N/A       2.43%
Select Ten Plus Investment Division-March               .97%       N/A       N/A       N/A       1.89%
Third Avenue Value Portfolio*                          9.69%      3.54%     11.90%     N/A      12.67%
MSDW Universal Funds Emerging Markets Debt Portfolio   9.89%      -.29%     11.26%     N/A       7.34%
MSDW Universal Funds High Yield Portfolio             -11.79%    -1.23%     3.93%      N/A       6.17%
MSDW Universal Funds U. S. Real Estate Portfolio       27.53%     2.92%     13.00%     N/A      14.45%
MSDW Universal Funds Asian Equity Portfolio           -45.21%    -3.59%    -12.36%     N/A       1.43%
MFS Capital Opportunities: Service Class               -5.05%    19.99%      N/A       N/A      21.33%
MFS Emerging Growth, Service Class                    -20.74%    22.29%     20.48%     N/A      22.10%
MFS Investors Trust Series: Service Class              -1.63%     7.74%     14.47%     N/A      15.14%
MFS Mid-Cap Growth, Service Class                       N/A        N/A       N/A       N/A      -5.45%
MFS New Discovery, Service Class                       -3.42%      N/A       N/A       N/A      21.22%



                                                       Non-Standardized Average Annualized Returns(1)
                                                                        Calendar Year Return

Variable Account Option                                1995      1996      1997      1998       1999      2000
Deutsche VIT-Equity 500 Index                         32.15%    20.35%    26.76%    26.98%     18.76%   -10.46%
Deutsche VIT-Small Cap Index                           N/A      10.76%    23.98%    -3.50%     18.54%    -5.17%
Deutsche VIT-EAFE Equity Index                         N/A      0.94%     0.40%     19.97%     25.88%   -17.78%
Baron Small Cap Portfolio*                            19.54%    16.87%    23.42%    -1.94%     -3.91%    -.07%
Fidelity VIP II Contrafund                            37.86%    19.57%    22.47%    28.23%     22.58%    -7.88%
Fidelity VIP Equity-Income: Initial Class             34.05%    12.73%    26.38%    10.12%     4.90%     6.96%
Fidelity VIP III Growth & Income; Initial Class        N/A       N/A      28.34%    27.84%     7.70%     -4.91%
Fidelity VIP Growth, Service Class                    33.54%    13.14%    21.82%    37.61%     35.58%   -12.26%
Fidelity VIP Growth Opportunities, Initial Class      30.76%    16.67%    28.20%    22.93%     2.87%    -18.18%
Fidelity VIP Mid-Cap, Service Class                    N/A       N/A       N/A        N/A      51.48%    31.74%
Janus Aspen Series Aggressive Growth, Service Class    N/A       N/A       N/A        N/A       N/A     -32.70%
Janus Aspen Series Balanced: Initial Class            23.11%    14.60%    20.45%    32.47%     25.05%    -3.59%
Janus Aspen Series Growth, Service Class               N/A       N/A       N/A        N/A       N/A     -15.90%
Janus Aspen Series Capital Appreciation, Initial       N/A       N/A      25.46%    55.98%     64.75%   -19.29%
Class
Janus Aspen Series Strategic Value: Service Class      N/A       N/A       N/A        N/A       N/A      -.50%
Janus Aspen Series Worldwide Growth: Initial Class    25.66%    27.28%    20.51%    27.18%     62.24%   -16.81%
J.P. Morgan Bond                                      13.36%     .54%     7.47%      6.55%     -2.37%    9.05%
J.P. Morgan International Opportunities               7.16%     11.62%    4.01%      3.32%     34.82%   -16.97%
Gabelli Large Cap Value Portfolio*                    19.75%    13.32%    20.30%    -3.39%     4.24%     -5.90%
Harris Bretall Sullivan & Smith Equity Growth         29.93%    12.42%    32.92%    33.83%     33.70%   -23.52%
Select Ten Plus Investment Division-June               N/A       N/A       N/A       4.30%     -2.78%    5.50%
Select Ten Plus Investment Division-September          N/A       N/A       N/A       2.60%     -1.41%    4.14%
Select Ten Plus Investment Division-December           N/A       N/A       N/A      -1.80%     3.82%     2.92%
Select Ten Plus Investment Division-March              N/A       N/A       N/A        N/A      2.35%      .97%
Third Avenue Value Portfolio*                         43.65%    22.78%    28.71%    16.79%    -13.35%    9.69%
MSDW Universal Funds Emerging Markets Debt Portfolio  25.75%    48.64%    15.74%    -29.33%   -27.63%    9.89%
MSDW Universal Funds High Yield Portfolio             21.29%    13.10%    11.24%     3.39%     5.66%    -11.79%
MSDW Universal Funds U. S. Real Estate Portfolio      19.58%    37.53%    22.89%    -12.06%    -2.80%    27.53%
MSDW Universal Funds Asian Equity Portfolio           5.21%     1.88%    -43.37%    -7.71%     77.20%   -45.21%
MFS Capital Opportunities: Service Class               N/A      7.52%     25.57%    25.09%     45.44%    -5.05%
MFS Emerging Growth, Service Class                    16.72%    15.43%    20.26%    32.35%     74.33%   -20.74%
MFS Investors Trust Series: Service Class             6.32%     22.76%    28.03%    21.62%     4.54%     -1.63%
MFS Mid-Cap Growth, Service Class                      N/A       N/A       N/A        N/A       N/A      -3.67%
MFS New Discovery, Service Class                       N/A       N/A       N/A       1.27%     71.08%    -3.42%

(1) The performance figures reflect mortality and expense charges totaling
1.35%.

(2) Represents inception date of underlying fund. Returns for accounts in operation for less than one year are not annualized.

* Performance shown also reflects that of each portfolio's sub-adviser prior to November 1, 2000.

                              Financial Statements

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                                December 31, 2000
                       With Report of Independent Auditors

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                              Financial Statements

                                December 31, 2000

                                    Contents

Report of Independent Auditors.................................................1

Audited Financial Statements

Statement of Assets and Liabilities............................................2
Statement of Operations........................................................5
Statements of Changes in Net Assets............................................8
Notes to Financial Statements.................................................13

                         Report of Independent Auditors

Contract Holders
         Separate Account II of Integrity Life Insurance Company
Board of Directors
         Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account II of Integrity Life Insurance Company (comprising, respectively, the Gabelli Large Cap Value, Harris Bretall Sullivan & Smith Equity Growth, Third Avenue Value, Baron Small Cap Value, EAFE Equity Index, Equity 500 Index, Small Cap Index, JPM International Opportunities, JPM Bond, Morgan Stanley Emerging Markets Debt, Morgan Stanley High Yield, Morgan Stanley U.S. Real Estate and Morgan Stanley Asian Equity; Initial Class: VIP Equity-Income, VIP II Contrafund, VIP III Growth & Income and VIP III Growth Opportunities; Institutional Shares: Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth and Janus Aspen Money Market; Service Shares: Janus Aspen Aggressive Growth, Janus Aspen Growth and Janus Aspen Strategic Value; and Service Class: VIP Growth, VIP III Mid Cap, MFS Emerging Growth, MFS Growth With Income, MFS Mid Cap Growth, MFS New Discovery and MFS Capital Opportunities Divisions) as of December 31, 2000 and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2000, by correspondence with the transfer agents of the respective mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account II of Integrity Life Insurance Company at December 31, 2000, the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
April 24, 2001

            Separate Account II of Integrity Life Insurance Company

                      Statement of Assets and Liabilities

                                December 31, 2000

                                                           Harris Bretall
                                                             Sullivan &
                                            Gabelli Large   Smith Equity      Third        Baron Small       EAFE         Equity
                                              Cap Value       Growth          Avenue        Cap Value     Equity Index  500 Index
                                              Division       Division     Value Division     Division       Division     Division
                                           -----------------------------------------------------------------------------------------
Assets
Investments, at value
     (aggregate cost of $418,945,537)      $  8,943,729     $ 33,236,760   $ 16,160,763   $  3,530,474   $  2,895,508  $ 34,419,968

Receivable from (payable to) the general
    account of Integrity                        (13,710)          19,996          1,284           (347)           979        (9,061)
                                           -----------------------------------------------------------------------------------------
Net assets                                 $  8,930,019     $ 33,256,756   $ 16,162,047   $  3,530,127   $  2,896,487  $ 34,410,907
                                           =========================================================================================
Unit value                                 $      17.36     $      27.02   $      26.06   $      17.09   $      11.70  $      13.71
                                           =========================================================================================
Units outstanding                               514,402        1,230,820        620,186        206,561        247,563     2,509,913
                                           =========================================================================================

                                                              JPM                       Morgan Stanley
                                             Small Cap   International                    Emerging     Morgan Stanley
                                               Index     Opportunities    JPM Bond       Markets Debt   High Yield
                                              Division     Division       Division        Division       Division
                                           ---------------------------------------------------------------------------
Assets
Investments, at value
     (aggregate cost of $418,945,537)      $  5,409,634  $  3,483,106    $ 17,234,688    $ 1,759,999    $6,316,094

Receivable from (payable to) the general
    account of Integrity                            404          (727)         (7,112)          (759)          452
                                           ---------------------------------------------------------------------------
Net assets                                 $  5,410,038  $  3,482,379    $ 17,227,576    $ 1,759,240    $6,316,546
                                           ===========================================================================
Unit value                                 $      10.24  $      10.73    $      11.55    $      9.14    $     9.74
                                           ===========================================================================
Units outstanding                               528,324       324,546       1,491,565        192,477       648,516
                                           ===========================================================================

See accompanying notes.

            Separate Account II of Integrity Life Insurance Company

                                December 31, 2000

                                                                                            Initial Class
                                                                         -----------------------------------------------------------

                                            Morgan Stanley                                                 VIP III       VIP III
                                              U.S. Real     Morgan Stanley  VIP Equity-      VIP II        Growth &       Growth
                                               Estate        Asian Equity      Income      Contrafund       Income     Opportunities
                                              Division         Division       Division      Division       Division      Division
                                            ----------------------------------------------------------------------------------------
Assets
Investments, at value
  (aggregate cost of $418,945,537)            $2,637,215      $1,928,238    $ 16,210,625  $ 24,442,301   $ 14,911,327   $ 8,163,201

Receivable from (payable to) the general
      account of Integrity                         1,187             387          (2,526)       (8,474)        (1,673)         (265)
                                            ----------------------------------------------------------------------------------------
Net assets                                    $2,638,402      $1,928,625    $ 16,208,099  $ 24,433,827   $ 14,909,654   $ 8,162,936
                                            ========================================================================================
Unit value                                    $    11.07      $     7.58    $      12.43  $      14.08   $      13.41   $     10.62
                                            ========================================================================================
Units outstanding                                238,338         254,436       1,303,950     1,735,357      1,111,831       768,638
                                            ========================================================================================

                                                                  Institutional Shares
                                            ----------------------------------------------------------

                                            Janus Aspen                    Janus Aspen
                                              Capital        Janus Aspen    Worldwide     Janus Aspen
                                            Appreciation      Balanced        Growth      Money Market
                                             Division         Division       Division       Division
                                            ----------------------------------------------------------
Assets
Investments, at value
  (aggregate cost of $418,945,537)          $44,969,186      $52,339,018   $46,995,119   $17,863,636

Receivable from (payable to) the general
      account of Integrity                        1,524           13,004        12,395         2,930
                                            ----------------------------------------------------------
Net assets                                  $44,970,710      $52,352,022   $47,007,514   $17,866,566
                                            ==========================================================
Unit value                                  $     19.64      $     15.90   $     16.26   $     11.38
                                            ==========================================================
Units outstanding                             2,289,751        3,292,580     2,890,991     1,569,997
                                            ==========================================================

See accompanying notes.

            Separate Account II of Integrity Life Insurance Company

                                December 31, 2000

                                                                Service Shares
                                             ---------------------------------------------------------------------------------
                                             Janus Aspen
                                              Aggressive  Janus Aspen    Janus Aspen                 VIP III    MFS Emerging
                                               Growth       Growth     Strategic Value  VIP Growth   Mid Cap      Growth
                                              Division      Division       Division      Division    Division    Division
                                             ---------------------------------------------------------------------------------
Assets
Investments, at value
     (aggregate cost of $418,945,537)         $2,864,605   $1,329,793      $367,180      $4,035,644 $8,593,884   $2,233,288

Receivable from (payable to) the general
    account of Integrity                           (213)          582         (132)             301       (10)        (560)
                                             ---------------------------------------------------------------------------------
Net assets                                    $2,864,392   $1,330,375      $367,048      $4,035,945 $8,593,874   $2,232,728
                                             =================================================================================
Unit value                                         $6.74        $8.63         $9.59          $11.08     $17.07        $8.00
                                             =================================================================================
Units outstanding                                424,984      154,157        38,274         364,255    503,449      279,091
                                             =================================================================================

                                             Service Class
                                             --------------------------------------------------------

                                             MFS Growth    MFS Mid Cap     MFS New       MFS Capital
                                             With Income     Growth       Discovery     Opportunities
                                              Division      Division       Division       Division         Total
                                             ------------------------------------------------------------------------
Assets
Investments, at value
     (aggregate cost of $418,945,537)          $576,086   $  4,619,640  $  1,985,588    $  4,170,594   $ 394,626,891

Receivable from (payable to) the general
    account of Integrity                            261         (948)         (566)         (2,368)            6,235
                                             ------------------------------------------------------------------------
Net assets                                     $576,347   $  4,618,692  $  1,985,022    $  4,168,226   $ 394,633,126
                                             ========================================================================
Unit value                                       $10.14   $       9.63  $       9.27    $       8.73
                                             ========================================================================
Units outstanding                                56,839        479,615       214,134         477,460
                                             ========================================================================

See accompanying notes.

            Separate Account II of Integrity Life Insurance Company

                             Statement of Operations

                          Year Emded December 31, 2000

                                                               Harris Bretall
                                                                 Sullivan &
                                                Gabelli Large   Smith Equity  Third Avenue    Baron Small      EAFE        Equity
                                                  Cap Value        Growth        Value         Cap Value   Equity Index   500 Index
                                                  Division        Division      Division        Division     Division     Division
                                                ------------------------------------------------------------------------------------
Investment income
    Reinvested dividends                         $ 1,425,628   $  6,848,005    $ 1,761,367    $    70,940   $  47,105   $    19,951

Expenses
    Mortality and expense risk and
       administrative charges                        152,331        566,991        224,842         56,121      43,333       513,697
                                                ------------------------------------------------------------------------------------
Net investment income (loss)                       1,273,297      6,281,014      1,536,525         14,819       3,772      (493,746)

Realized and unrealized gain (loss)
    on investments
       Net realized gain (loss) on sales
          of investments                          (2,487,363)     3,652,587     (4,256,415)    (1,093,260)    139,258     1,725,855
       Net unrealized appreciation
          (depreciation) of investments:
             Beginning of period                  (2,733,001)    12,911,247     (7,382,314)    (1,032,299)    589,635     6,077,220
             End of period                        (2,189,020)    (7,178,892)    (3,670,973)       (51,326)   (183,529)      799,463
                                                ------------------------------------------------------------------------------------
       Change in net unrealized appreciation/
          depreciation during the period             543,981    (20,090,139)     3,711,341        980,973    (773,164)   (5,277,757)
                                                ------------------------------------------------------------------------------------

Net realized and unrealized gain
    (loss) on investments                         (1,943,382)   (16,437,552)      (545,074)      (112,287)   (633,906)   (3,551,902)
                                                ------------------------------------------------------------------------------------

Net increase (decrease) in net assets
    resulting from operations                    $  (670,085)  $(10,156,538)   $   991,451    $   (97,468)  $(630,134)  $(4,045,648)
                                                ====================================================================================


                                                               JPM                    Morgan Stanley
                                                 Small Cap  International                Emerging     Morgan Stanley
                                                   Index    Opportunities   JPM Bond    Markets Debt   High Yield
                                                  Division    Division      Division      Division      Division
                                                 -------------------------------------------------------------------
Investment income
    Reinvested dividends                         $  28,090    $  82,554   $ 1,069,466    $ 182,335   $   793,911

Expenses
    Mortality and expense risk and
       administrative charges                       76,027       54,704       232,949       31,164        94,364
                                                 -------------------------------------------------------------------
Net investment income (loss)                       (47,937)      27,850       836,517      151,171       699,547

Realized and unrealized gain (loss)
    on investments
       Net realized gain (loss) on sales
          of investments                           160,185      183,489      (338,553)    (224,202)     (224,770)
       Net unrealized appreciation
          (depreciation) of investments:
             Beginning of period                   700,675      400,395      (739,119)    (266,111)     (324,383)
             End of period                         214,696     (565,664)      231,081       13,151    (1,607,564)
                                                 -------------------------------------------------------------------
       Change in net unrealized appreciation/
          depreciation during the period          (485,979)    (966,059)      970,200      279,262    (1,283,181)
                                                 -------------------------------------------------------------------

Net realized and unrealized gain
    (loss) on investments                         (325,794)    (782,570)      631,647       55,060    (1,507,951)
                                                 -------------------------------------------------------------------

Net increase (decrease) in net assets
    resulting from operations                    $(373,731)   $(754,720)  $ 1,468,164    $ 206,231   $  (808,404)
                                                 ===================================================================

See accompanying notes.

            Separate Account II of Integrity Life Insurance Company

                          Year Emded December 31, 2000

                                                                                             Initial Class
                                                                             -------------------------------------------------------
                                                 Morgan Stanley                                            VIP III        VIP III
                                                   U.S. Real    Morgan Stanley VIP Equity-    VIP II       Growth &       Growth
                                                     Estate      Asian Equity    Income     Contrafund      Income     Opportunities
                                                    Division       Division     Division     Division      Division      Division
                                                 -----------------------------------------------------------------------------------
Investment income
    Reinvested dividends                           $  57,737    $   845,682  $ 1,371,429   $ 3,518,932   $ 1,406,229   $   900,424

Expenses
    Mortality and expense risk and
       administrative charges                         28,575         50,826      210,151       360,445       215,218       140,500
                                                 -----------------------------------------------------------------------------------
Net investment income (loss)                          29,162        794,856    1,161,278     3,158,487     1,191,011       759,924

Realized and unrealized gain (loss)
    on investments
       Net realized gain (loss) on sales
          of investments                             (59,248)    (1,688,579)          --            --            --            --
       Net unrealized appreciation
          (depreciation) of investments:
             Beginning of period                    (192,641)       386,728      549,260     4,769,564     1,952,059       897,531
             End of period                           333,143       (304,043)     224,551      (692,459)      (70,274)   (1,822,178)
                                                 -----------------------------------------------------------------------------------
       Change in net unrealized appreciation/
          depreciation during the period             525,784       (690,771)    (324,709)   (5,462,023)   (2,022,333)   (2,719,709)
                                                 -----------------------------------------------------------------------------------

Net realized and unrealized gain
    (loss) on investments                            466,536     (2,379,350)    (324,709)   (5,462,023)   (2,022,333)   (2,719,709)
                                                 -----------------------------------------------------------------------------------

Net increase (decrease) in net assets
    resulting from operations                      $ 495,698    $(1,584,494) $   836,569   $(2,303,536)  $  (831,322)  $(1,959,785)
                                                 ===================================================================================

                                                                    Institutional Shares
                                                 --------------------------------------------------------
                                                   Janus Aspen                  Janus Aspen
                                                     Capital     Janus Aspen     Worldwide   Janus Aspen
                                                   Appreciation    Balanced       Growth     Money Market
                                                     Division      Division      Division      Division
                                                 --------------------------------------------------------
Investment income
    Reinvested dividends                         $    650,945   $  6,379,956   $  4,514,613   $1,104,432

Expenses
    Mortality and expense risk and
       administrative charges                         723,704        787,933        715,230      245,465
                                                 --------------------------------------------------------
Net investment income (loss)                          (72,759)     5,592,023      3,799,383      858,967

Realized and unrealized gain (loss)
    on investments
       Net realized gain (loss) on sales
          of investments                            4,735,204      5,628,006      6,950,191           --
       Net unrealized appreciation
          (depreciation) of investments:
             Beginning of period                   15,691,640     20,096,588      8,565,849            2
             End of period                           (425,860)     6,955,903    (11,737,728)           2
                                                 --------------------------------------------------------
       Change in net unrealized appreciation/
          depreciation during the period          (16,117,500)   (13,140,685)   (20,303,577)          --
                                                 --------------------------------------------------------

Net realized and unrealized gain
    (loss) on investments                         (11,382,296)    (7,512,679)   (13,353,386)          --
                                                 --------------------------------------------------------

Net increase (decrease) in net assets
    resulting from operations                    $(11,455,055)  $ (1,920,656)  $ (9,554,003)  $  858,967
                                                 ========================================================


See accompanying notes.

            Separate Account II of Integrity Life Insurance Company

                          Year Emded December 31, 2000

                                                                  Service Shares
                                                   -----------------------------------------------------------------------------
                                                   Janus Aspen
                                                    Aggressive   Janus Aspen     Janus Aspen                     VIP III
                                                      Growth        Growth     Strategic Value  VIP Growth        Mid Cap
                                                    Division (1)  Division (1)   Division (2)    Division        Division
                                                   -----------------------------------------------------------------------------
Investment income
      Reinvested dividends                         $  74,759       $  39,346       $    --       $  89,490       $  33,286

Expenses
      Mortality and expense risk and
       administrative charges                         12,595           7,441         1,275          32,212          57,228
                                                   -----------------------------------------------------------------------------
Net investment income (loss)                          62,164          31,905        (1,275)         57,278         (23,942)

Realized and unrealized gain (loss)
      on investments
       Net realized gain (loss) on sales
          of investments                                  --              --          (466)         39,329         606,245
       Net unrealized appreciation
          (depreciation) of investments:
             Beginning of period                          --              --            --          99,879         192,057
             End of period                          (953,682)       (292,144)       (7,768)       (473,912)        403,748
                                                   -----------------------------------------------------------------------------
       Change in net unrealized appreciation/
          depreciation during the period            (953,682)       (292,144)       (7,768)       (573,791)        211,691
                                                   -----------------------------------------------------------------------------
Net realized and unrealized gain
      (loss) on investments                         (953,682)       (292,144)       (8,234)       (534,462)        817,936
                                                   -----------------------------------------------------------------------------
Net increase (decrease) in net assets
      resulting from operations                    $(891,518)      $(260,239)      $(9,509)      $(477,184)      $ 793,994
                                                   =============================================================================

                                                               Service Class
                                                ------------------------------------------------------------------------------------

                                                MFS Emerging  MFS Growth    MFS Mid Cap     MFS New      MFS Capital
                                                   Growth     With Income      Growth      Discovery    Opportunities
                                                Division (1)  Division (1)  Division (1)  Division (1)   Division (1)     Total
                                                ------------------------------------------------------------------------------------
Investment income
      Reinvested dividends                       $      --     $    --      $      --      $      --       $      --   $ 33,316,612

Expenses
      Mortality and expense risk and
       administrative charges                       10,639       1,634         19,785          9,158          23,586      5,700,123
                                                ------------------------------------------------------------------------------------
Net investment income (loss)                       (10,639)     (1,634)       (19,785)        (9,158)        (23,586)    27,616,489
Realized and unrealized gain (loss)
      on investments
       Net realized gain (loss) on sales
          of investments                                --         333             --             --              --     13,447,826
       Net unrealized appreciation
          (depreciation) of investments:
             Beginning of period                        --          --             --             --              --     61,210,461
             End of period                        (345,167)     (5,802)      (263,456)      (134,234)       (518,709)   (24,318,646)
                                                ------------------------------------------------------------------------------------
       Change in net unrealized appreciation/
          depreciation during the period          (345,167)     (5,802)      (263,456)      (134,234)       (518,709)   (85,529,107)
                                                ------------------------------------------------------------------------------------
Net realized and unrealized gain
      (loss) on investments                       (345,167)     (5,469)      (263,456)      (134,234)       (518,709)   (72,081,281)
                                                ------------------------------------------------------------------------------------
Net increase (decrease) in net assets
      resulting from operations                  $(355,806)    $(7,103)     $(283,241)     $(143,392)      $(542,295)  $(44,464,792)
                                                ====================================================================================

(1)   For the period May 1, 2000 (commencement of operations) to December 31,
      2000.
(2) For the period July 10, 2000 (commencement of operations) to December 31, 2000.

See accompanying notes.

            Separate Account II of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Emded December 31, 2000

                                                                         Harris  Bretall
                                                                           Sullivan &
                                                         Gabelli Large    Smith Equity  Third Avenue   Baron Small
                                                           Cap Value        Growth          Value       Cap Value
                                                            Division        Division       Division      Division
                                                         -------------------------------------------------------------
Increase (decrease) in net assets
    from operations
       Net investment income (loss)                       $  1,273,297    $  6,281,014   $  1,536,525    $    14,819
       Net realized gain (loss) on sales of investments     (2,487,363)      3,652,587     (4,256,415)    (1,093,260)
       Change in net unrealized appreciation/
          depreciation during the
          period                                               543,981     (20,090,139)     3,711,341        980,973
                                                         -------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                           (670,085)    (10,156,538)       991,451        (97,468)

Increase (decrease) in net assets from contract
    related transactions
       Contributions from contract holders                     123,575       3,282,984        354,124        119,601
       Contract terminations and benefits                   (4,513,441)     (7,544,420)    (3,908,944)    (1,336,506)
       Net transfers among investment options                 (861,007)      4,764,533     (3,387,921)      (832,803)
                                                         -------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                      (5,250,873)        503,097     (6,942,741)    (2,049,708)
                                                         -------------------------------------------------------------
Increase (decrease) in net assets                           (5,920,958)     (9,653,441)    (5,951,290)    (2,147,176)

Net assets, beginning of year                               14,850,977      42,910,197     22,113,337      5,677,303
                                                         -------------------------------------------------------------

Net assets, end of year                                   $  8,930,019    $ 33,256,756   $ 16,162,047    $ 3,530,127
                                                         =============================================================

Unit transactions
    Contributions                                                6,862          97,356         15,677          7,303
    Terminations and benefits                                 (249,821)       (220,653)      (171,803)       (82,141)
    Net transfers                                              (47,570)        139,219       (154,384)       (50,607)
                                                         -------------------------------------------------------------
Net increase (decrease) in units                              (290,529)         15,922       (310,510)      (125,445)
                                                         =============================================================

                                                                                                          JPM
                                                             EAFE          Equity       Small Cap    International
                                                         Equity Index     500 Index       Index      Opportunities    JPM Bond
                                                           Division       Division       Division       Division       Division
                                                         --------------------------------------------------------------------------
Increase (decrease) in net assets
    from operations
       Net investment income (loss)                       $     3,772   $   (493,746)  $   (47,937)   $    27,850   $    836,517
       Net realized gain (loss) on sales of investments       139,258      1,725,855       160,185        183,489       (338,553)
       Change in net unrealized appreciation/
          depreciation during the
          period                                             (773,164)    (5,277,757)     (485,979)      (966,059)       970,200
                                                         --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                          (630,134)    (4,045,648)     (373,731)      (754,720)     1,468,164

Increase (decrease) in net assets from contract
    related transactions
       Contributions from contract holders                    283,694      2,372,798       251,509        462,653        398,188
       Contract terminations and benefits                    (180,643)    (3,205,673)     (241,879)      (285,967)    (2,362,121)
       Net transfers among investment options                   4,527      1,690,458       840,494       (403,036)    (2,314,556)
                                                         --------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                        107,578        857,583       850,124       (226,350)    (4,278,489)
                                                         --------------------------------------------------------------------------
Increase (decrease) in net assets                            (522,556)    (3,188,065)      476,393       (981,070)    (2,810,325)

Net assets, beginning of year                               3,419,043     37,598,972     4,933,645      4,463,449     20,037,901
                                                         --------------------------------------------------------------------------

Net assets, end of year                                   $ 2,896,487   $ 34,410,907   $ 5,410,038    $ 3,482,379   $ 17,227,576
                                                         ==========================================================================

Unit transactions
    Contributions                                              22,488        160,333        22,910         40,474         36,018
    Terminations and benefits                                 (13,793)      (214,596)      (21,968)       (24,887)      (216,999)
    Net transfers                                              (1,571)       109,935        70,563        (36,242)      (217,822)
                                                         --------------------------------------------------------------------------
Net increase (decrease) in units                                7,124         55,672        71,505        (20,655)      (398,803)
                                                         ==========================================================================


                                                           Morgan Stanley
                                                             Emerging       Morgan Stanley
                                                            Markets Debt      High Yield
                                                              Division         Division
                                                         ----------------------------------
Increase (decrease) in net assets
    from operations
       Net investment income (loss)                         $   151,171      $   699,547
       Net realized gain (loss) on sales of investments        (224,202)        (224,770)
       Change in net unrealized appreciation/
          depreciation during the
          period                                                279,262       (1,283,181)
                                                         ----------------------------------
Net increase (decrease) in net assets resulting
    from operations                                             206,231         (808,404)

Increase (decrease) in net assets from contract
    related transactions
       Contributions from contract holders                       47,745          425,915
       Contract terminations and benefits                      (764,435)      (1,016,912)
       Net transfers among investment options                  (315,192)      (1,738,389)
                                                         ----------------------------------
Net increase (decrease) in net assets
    from contract related transactions                       (1,031,882)      (2,329,386)
                                                         ----------------------------------
Increase (decrease) in net assets                              (825,651)      (3,137,790)

Net assets, beginning of year                                 2,584,891        9,454,336
                                                         ----------------------------------

Net assets, end of year                                     $ 1,759,240      $ 6,316,546
                                                         ==================================

Unit transactions
    Contributions                                                 5,683           42,635
    Terminations and benefits                                   (87,092)         (94,332)
    Net transfers                                               (36,798)        (156,158)
                                                         ----------------------------------
Net increase (decrease) in units                               (118,207)        (207,855)
                                                         ==================================

See accompanying notes.

            Separate Account II of Integrity Life Insurance Company

                          Year Ended December 31, 2000

                                                                                                              Initial Class
                                                                                       ---------------------------------------------
                                                             Morgan        Morgan                                        VIP III
                                                          Stanley U.S.  Stanley Asian   VIP Equity-       VIP II         Growth &
                                                          Real Estate      Equity         Income        Contrafund        Income
                                                            Division      Division       Division        Division        Division
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets
    from operations
      Net investment income (loss)                       $    29,162    $   794,856    $  1,161,278    $  3,158,487    $  1,191,011
      Net realized gain (loss) on sales of investments       (59,248)    (1,688,579)             --              --              --
      Change in net unrealized
      appreciation/depreciation during the period            525,784       (690,771)       (324,709)     (5,462,023)     (2,022,333)
                                                         ---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                          495,698     (1,584,494)        836,569      (2,303,536)       (831,322)

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                    150,930         48,228         819,262       2,753,892         615,096
      Contract terminations and benefits                    (150,145)      (496,431)     (1,485,810)     (2,902,330)     (1,816,356)
      Net transfers among investment options                 105,513       (474,789)     (2,219,626)      1,621,339      (1,286,261)
                                                         ---------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                       106,298       (922,992)     (2,886,174)      1,472,901      (2,487,521)
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets                            601,996     (2,507,486)     (2,049,605)       (830,635)     (3,318,843)

Net assets, beginning of year                              2,036,406      4,436,111      18,257,704      25,264,462      18,228,497
                                                         ---------------------------------------------------------------------------

Net assets, end of year                                  $ 2,638,402    $ 1,928,625    $ 16,208,099    $ 24,433,827    $ 14,909,654
                                                         ===========================================================================

Unit transactions
    Contributions                                             14,277          4,158          71,339         185,367          45,376
    Terminations and benefits                                (15,506)       (42,855)       (126,162)       (193,623)       (133,450)
    Net transfers                                              4,958        (27,627)       (212,458)         91,261         (91,980)
                                                         ---------------------------------------------------------------------------
Net increase (decrease) in units                               3,729        (66,324)       (267,281)         83,005        (180,054)
                                                         ===========================================================================

                                                                                          Institutional Shares
                                                      -----------------------------------------------------------------------------
                                                          VIP III      Janus Aspen                     Janus Aspen     Janus Aspen
                                                          Growth         Capital       Janus Aspen      Worldwide         Money
                                                      Opportunities    Appreciation      Balanced         Growth          Market
                                                         Division        Division        Division        Division        Division
                                                      -----------------------------------------------------------------------------
Increase (decrease) in net assets
    from operations
      Net investment income (loss)                     $    759,924    $    (72,759)   $  5,592,023    $  3,799,383    $    858,967
      Net realized gain (loss) on sales of
          investments                                            --       4,735,204       5,628,006       6,950,191              --
      Change in net unrealized
      appreciation/depreciation during the period        (2,719,709)    (16,117,500)    (13,140,685)    (20,303,577)             --
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                      (1,959,785)    (11,455,055)     (1,920,656)     (9,554,003)        858,967

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                   510,526       6,236,835       4,026,338       7,256,498       8,167,556
      Contract terminations and benefits                   (983,691)     (4,872,268)    (16,045,322)     (3,407,157)    (11,771,715)
      Net transfers among investment options             (1,713,723)      7,522,665       1,910,233       7,494,955      (1,281,643)
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                   (2,186,888)      8,887,232     (10,108,751)     11,344,296      (4,885,802)
                                                      -----------------------------------------------------------------------------
Increase (decrease) in net assets                        (4,146,673)     (2,567,823)    (12,029,407)      1,790,293      (4,026,835)

Net assets, beginning of year                            12,309,609      47,538,533      64,381,429      45,217,221      21,893,401
                                                      -----------------------------------------------------------------------------

Net assets, end of year                                $  8,162,936    $ 44,970,710    $ 52,352,022    $ 47,007,514    $ 17,866,566
                                                      =============================================================================

Unit transactions
    Contributions                                            41,641         266,652         247,797         371,955         731,581
    Terminations and benefits                               (81,049)       (207,896)       (979,169)       (174,138)     (1,069,849)
    Net transfers                                          (140,306)        277,089         119,681         379,089        (109,560)
                                                      -----------------------------------------------------------------------------
Net increase (decrease) in units                           (179,714)        335,845        (611,691)        576,906        (447,828)
                                                      =============================================================================

See accompanying notes.

            Separate Account II of Integrity Life Insurance Company

                          Year Ended December 31, 2000

                                                                          Service Shares
                                                            ------------------------------------------------------------------------
                                                            Janus Aspen
                                                            Aggressive     Janus Aspen     Janus Aspen                   VIP III
                                                              Growth         Growth      Strategic Value   VIP Growth     Mid Cap
                                                            Division (1)   Division (1)    Division (2)     Division     Division
                                                            ------------------------------------------------------------------------

Increase (decrease) in net assets
    from operations
      Net investment income (loss)                          $    62,164    $    31,905     $  (1,275)     $    57,278   $   (23,942)
      Net realized gain (loss) on sales of investments               --             --          (466)          39,329       606,245
      Change in net unrealized appreciation/
         depreciation during the period                        (953,682)      (292,144)       (7,768)        (573,791)      211,691
                                                            ------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                            (891,518)      (260,239)       (9,509)        (477,184)      793,994

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                       911,435        784,699       112,177        1,795,056     3,181,150
      Contract terminations and benefits                        (36,319)       (19,742)         (876)        (127,345)     (215,382)
      Net transfers among investment options                  2,880,794        825,657       265,256        2,157,853     3,759,417
                                                            ------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                        3,755,910      1,590,614       376,557        3,825,564     6,725,185
                                                            ------------------------------------------------------------------------
Increase (decrease) in net assets                             2,864,392      1,330,375       367,048        3,348,380     7,519,179

Net assets, beginning of year                                        --             --            --          687,565     1,074,695
                                                            ------------------------------------------------------------------------

Net assets, end of year                                     $ 2,864,392    $ 1,330,375     $ 367,048      $ 4,035,945   $ 8,593,874
                                                            ------------------------------------------------------------------------
Unit transactions
    Contributions                                               102,293         77,623        11,635          143,541       201,758
    Terminations and benefits                                    (4,064)        (2,002)          (90)         (10,409)      (14,389)
    Net transfers                                               326,755         78,536        26,729          176,684       233,156
                                                            ========================================================================
Net increase (decrease) in units                                424,984        154,157        38,274          309,816       420,525
                                                            ========================================================================

                                                                               Service Class
                                                            ---------------------------------------------------------------

                                                               MFS Emerging     MFS Growth    MFS Mid Cap     MFS New
                                                                 Growth         With Income      Growth       Discovery
                                                               Division (1)     Division (1)  Division (1)   Division (1)
                                                            ---------------------------------------------------------------

Increase (decrease) in net assets
    from operations
      Net investment income (loss)                             $   (10,639)     $  (1,634)    $   (19,785)   $    (9,158)
      Net realized gain (loss) on sales of investments                  --            333              --             --
      Change in net unrealized appreciation/
         depreciation during the period                           (345,167)        (5,802)       (263,456)      (134,234)
                                                            ---------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                               (355,806)        (7,103)       (283,241)      (143,392)

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                        1,556,771        397,146       1,145,957        734,264
      Contract terminations and benefits                           (25,839)       (10,906)        (52,500)       (16,716)
      Net transfers among investment options                     1,057,602        197,210       3,808,476      1,410,866
                                                            ---------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                           2,588,534        583,450       4,901,933      2,128,414
                                                            ---------------------------------------------------------------
Increase (decrease) in net assets                                2,232,728        576,347       4,618,692      1,985,022

Net assets, beginning of year                                           --             --              --             --
                                                            ---------------------------------------------------------------

Net assets, end of year                                        $ 2,232,728      $ 576,347     $ 4,618,692    $ 1,985,022
                                                            ---------------------------------------------------------------
Unit transactions
    Contributions                                                  166,349         38,934         110,901         75,222
    Terminations and benefits                                       (2,676)        (1,060)         (5,108)        (1,762)
    Net transfers                                                  115,418         18,965         373,822        140,674
                                                            ===============================================================
Net increase (decrease) in units                                   279,091         56,839         479,615        214,134
                                                            ===============================================================

                                                            ------------------------------

                                                              MFS Capital
                                                             Opportunities
                                                              Division (1)        Total
                                                            ------------------------------

Increase (decrease) in net assets
    from operations
      Net investment income (loss)                            $   (23,586)   $  27,616,489
      Net realized gain (loss) on sales of investments                 --       13,447,826
      Change in net unrealized appreciation/
         depreciation during the period                          (518,709)     (85,529,107)
                                                            ------------------------------
Net increase (decrease) in net assets resulting
    from operations                                              (542,295)     (44,464,792)

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                       1,580,833       50,907,435
      Contract terminations and benefits                          (52,846)     (69,850,637)
      Net transfers among investment options                    3,182,534       28,671,436
                                                            ------------------------------
Net increase (decrease) in net assets
    from contract related transactions                          4,710,521        9,728,234
                                                            ------------------------------
Increase (decrease) in net assets                               4,168,226      (34,736,558)

Net assets, beginning of year                                          --      429,369,684
                                                            ------------------------------

Net assets, end of year                                       $ 4,168,226    $ 394,633,126
                                                            ------------------------------
Unit transactions
    Contributions                                                 164,299
    Terminations and benefits                                      (5,119)
    Net transfers                                                 318,280
                                                            ==============================
Net increase (decrease) in units                                  477,460
                                                            ==============================

(1)   For the period May 1, 2000 (commencement of operations) to December 31,
      2000.

(2) For the period July 10, 2000 (commencement of operations) to December 31, 2000.

See accompanying notes.

                                                                             Harris Bretall
                                                                               Sullivan &
                                                               Zweig Asset    Smith Equity      Scudder       Zweig Equity
                                                               Allocation        Growth       Kemper Value    (Small Cap)
                                                                Division        Division        Division        Division
                                                              ------------    ------------    ------------    ------------
Increase (decrease) in net assets
      from operations
           Net investment income (loss)                       $  4,885,822    $    315,659    $  5,252,759    $    (41,653)
           Net realized gain (loss) on sales of investments       (887,327)      6,694,747      (1,350,260)       (783,323)
           Change in net unrealized appreciation/
                depreciation during the period                  (3,335,116)      4,193,199      (8,106,521)        305,746
                                                              ------------    ------------    ------------    ------------

Net increase (decrease) in net assets resulting
      from operations                                              663,379      11,203,605      (4,204,022)       (519,230)

Increase (decrease) in net assets from contract
      related transactions
           Contributions from contract holders                     183,155       5,925,254       3,052,325         440,132
           Contract terminations and benefits                  (11,510,357)    (14,030,877)    (12,798,757)     (3,772,818)
           Net transfers among investment options               (5,671,396)      4,274,197      (1,932,734)       (817,618)
                                                              ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
      from contract related transactions                       (16,998,598)     (3,831,426)    (11,679,166)     (4,150,304)
                                                              ------------    ------------    ------------    ------------
Increase (decrease) in net assets                              (16,335,219)      7,372,179     (15,883,188)     (4,669,534)

Net assets, beginning of year                                   31,186,196      35,538,018      37,996,525      10,346,837
                                                              ------------    ------------    ------------    ------------

Net assets, end of year                                       $ 14,850,977    $ 42,910,197    $ 22,113,337    $  5,677,303
                                                              ============    ============    ============    ============

Unit transactions
      Contributions                                                 10,283         203,629         108,800          25,979
      Terminations and benefits                                   (650,890)       (476,172)       (486,249)       (225,873)
      Net transfers                                               (316,394)        142,323         (77,578)        (49,383)
                                                              ------------    ------------    ------------    ------------

Net increase (decrease) in units                                  (957,001)       (130,220)       (455,027)       (249,277)
                                                              ============    ============    ============    ============
                                                                 EAFE Equity     Equity 500      Small Cap      VIP Equity-
                                                                    Index          Index           Index          Income
                                                                  Division        Division        Division       Division
                                                                 -----------    ------------    -----------    ------------
Increase (decrease) in net assets
      from operations
           Net investment income (loss)                          $   114,131    $    (67,841)   $   124,559    $    438,290
           Net realized gain (loss) on sales of investments           55,557       1,320,760       (112,135)        168,781
           Change in net unrealized appreciation/
                depreciation during the period                       491,807       4,068,757        782,925         (39,275)
                                                                 -----------    ------------    -----------    ------------

Net increase (decrease) in net assets resulting
      from operations                                                661,495       5,321,676        795,349         567,796

Increase (decrease) in net assets from contract
      related transactions
           Contributions from contract holders                       730,902      12,114,245        640,962       3,247,899
           Contract terminations and benefits                       (416,725)     (4,524,070)      (626,417)     (2,154,317)
           Net transfers among investment options                    435,316       4,514,475        573,593       3,231,475
                                                                 -----------    ------------    -----------    ------------
Net increase (decrease) in net assets
      from contract related transactions                             749,493      12,104,650        588,138       4,325,057
                                                                 -----------    ------------    -----------    ------------
Increase (decrease) in net assets                                  1,410,988      17,426,326      1,383,487       4,892,853

Net assets, beginning of year                                      2,008,055      20,172,646      3,550,158      13,364,851
                                                                 -----------    ------------    -----------    ------------

Net assets, end of year                                          $ 3,419,043    $ 37,598,972    $ 4,933,645    $ 18,257,704
                                                                 ===========    ============    ===========    ============

Unit transactions
      Contributions                                                   63,040         893,996         71,828         276,432
      Terminations and benefits                                      (35,343)       (336,333)       (68,568)       (188,156)
      Net transfers                                                   35,038         332,807         63,859         276,741
                                                                 -----------    ------------    -----------    ------------

Net increase (decrease) in units                                      62,735         890,470         67,119         365,017
                                                                 ===========    ============    ===========    ============

                                                                                     VIP III         VIP III       Janus Aspen
                                                                     VIP II         Growth &         Growth         Capital
                                                                   Contrafund        Income      Opportunities    Appreciation
                                                                    Division        Division        Division        Division
                                                                  ------------    ------------    ------------    ------------
Increase (decrease) in net assets
      from operations
           Net investment income (loss)                           $    245,724    $     10,808    $    103,782    $   (221,763)
           Net realized gain (loss) on sales of investments            610,842         684,280         229,705       1,308,844
           Change in net unrealized appreciation/
                depreciation during the period                       3,218,070         396,922         (46,300)     13,589,378
                                                                  ------------    ------------    ------------    ------------

Net increase (decrease) in net assets resulting
      from operations                                                4,074,636       1,092,010         287,187      14,676,459

Increase (decrease) in net assets from contract
      related transactions
           Contributions from contract holders                       7,629,814       5,610,473       3,329,042      14,478,003
           Contract terminations and benefits                       (2,914,365)     (2,914,365)     (1,525,950)     (3,619,586)
           Net transfers among investment options                    4,460,469       3,178,257       2,426,316      11,483,208
                                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
      from contract related transactions                            10,048,068       5,874,365       4,229,408      22,341,625
                                                                  ------------    ------------    ------------    ------------
Increase (decrease) in net assets                                   14,122,704       6,966,375       4,516,595      37,018,084

Net assets, beginning of year                                       11,141,758      11,262,122       7,793,014      10,520,449
                                                                  ------------    ------------    ------------    ------------

Net assets, end of year                                           $ 25,264,462    $ 18,228,497    $ 12,309,609    $ 47,538,533
                                                                  ============    ============    ============    ============

Unit transactions
      Contributions                                                    577,618         415,786         262,997         820,762
      Terminations and benefits                                       (155,990)       (217,419)       (121,867)       (201,603)
      Net transfers                                                    337,239         233,814         189,709         622,462
                                                                  ------------    ------------    ------------    ------------
Net increase (decrease) in units                                       758,867         432,181         330,839       1,241,621
                                                                  ============    ============    ============    ============

            Separate Account II of Integrity Life Insurance Company

                          Year Ended December 31, 1999


                                                                           Janus Aspen     Janus Aspen         JPM
                                                           Janus Aspen       Worldwide         Money      International
                                                             Balanced         Growth          Market      Opportunities
                                                             Division        Division        Division        Division
                                                           --------------------------------------------------------------
Increase (decrease) in net assets
     from operations
        Net investment income (loss)                       $    513,257    $   (309,415)   $    815,178    $    97,925
        Net realized gain (loss) on sales of investments     10,821,666       8,804,845              --        272,170
        Change in net unrealized appreciation/
           depreciation during the period                     4,054,948       7,488,035               2        424,100
                                                           --------------------------------------------------------------
Net increase (decrease) in net assets resulting
     from operations                                         15,389,871      15,983,465         815,180        794,195

Increase (decrease) in net assets from contract
     related transactions
        Contributions from contract holders                  10,217,054       8,504,360       7,363,257        147,261
        Contract terminations and benefits                  (38,503,325)     (2,220,245)    (13,801,952)      (242,586)
        Net transfers among investment options                4,097,942       6,964,181       9,604,647      2,450,135
                                                           --------------------------------------------------------------
Net increase (decrease) in net assets
     from contract related transactions                     (24,188,329)     13,248,296       3,165,952      2,354,810
                                                           --------------------------------------------------------------
Increase (decrease) in net assets                            (8,798,458)     29,231,761       3,981,132      3,149,005

Net assets, beginning of year                                73,179,887      15,985,460      17,912,269      1,314,444
                                                           --------------------------------------------------------------

Net assets, end of year                                    $ 64,381,429    $ 45,217,221    $ 21,893,401    $ 4,463,449
                                                           ==============================================================

Unit transactions
     Contributions                                              723,318         651,526         721,406         13,986
     Terminations and benefits                               (2,653,147)       (154,494)     (1,319,169)       (22,379)
     Net transfers                                              285,966         489,357         906,402        216,530
                                                           --------------------------------------------------------------
Net increase (decrease) in units                             (1,643,863)        986,389         308,639        208,137
                                                           ==============================================================

                                                                           Morgan                         Morgan
                                                                           Stanley          Morgan        Stanley        Morgan
                                                                           Emerging         Stanley      U.S. Real       Stanley
                                                            JPM Bond     Markets Debt     High Yield       Estate     Asian Equity
                                                            Division       Division        Division       Division      Division
                                                          --------------------------------------------------------------------------
Increase (decrease) in net assets
     from operations
        Net investment income (loss)                      $    272,204    $   280,509    $   610,817    $    83,945    $   (32,627)
        Net realized gain (loss) on sales of investments       (66,862)    (1,007,934)      (116,239)      (167,853)     1,698,479
        Change in net unrealized appreciation/
           depreciation during the period                     (640,434)     1,457,154        (59,406)          (450)       656,978
                                                          --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
     from operations                                          (435,092)       729,729        435,172        (84,358)     2,322,830

Increase (decrease) in net assets from contract
     related transactions
        Contributions from contract holders                  3,171,520        142,802      1,410,425        215,887        294,870
        Contract terminations and benefits                  (3,660,397)    (1,291,953)      (643,920)      (322,731)    (1,207,716)
        Net transfers among investment options               4,688,237       (956,646)     2,207,397        (29,842)      (694,323)
                                                          --------------------------------------------------------------------------
Net increase (decrease) in net assets
     from contract related transactions                      4,199,360     (2,105,797)     2,973,902       (136,686)    (1,607,169)
                                                          --------------------------------------------------------------------------
Increase (decrease) in net assets                            3,764,268     (1,376,068)     3,409,074       (221,044)       715,661

Net assets, beginning of year                               16,273,633      3,960,959      6,045,262      2,257,450      3,720,450
                                                          --------------------------------------------------------------------------

Net assets, end of year                                   $ 20,037,901    $ 2,584,891    $ 9,454,336    $ 2,036,406    $ 4,436,111
                                                          ==========================================================================

Unit transactions
     Contributions                                             296,836         20,580        131,432         23,954         30,068
     Terminations and benefits                                (345,524)      (175,054)       (60,092)       (36,678)      (109,912)
     Net transfers                                             439,182       (142,351)       206,537         (5,461)       (75,766)
                                                          --------------------------------------------------------------------------
Net increase (decrease) in units                               390,494       (296,825)       277,877        (18,185)      (155,610)
                                                          ==========================================================================

                                                                              VIP III
                                                              VIP Growth      Mid Cap
                                                            Service Class  Service Class
                                                             Division (1)    Division (1)       Total
                                                           ----------------------------------------------
Increase (decrease) in net assets
     from operations
        Net investment income (loss)                          $  (2,686)     $     3,774    $  13,493,158
        Net realized gain (loss) on sales of investments          1,783              765       28,181,291
        Change in net unrealized appreciation/
           depreciation during the period                        99,879          192,057       29,192,455
                                                           ----------------------------------------------
Net increase (decrease) in net assets resulting
     from operations                                             98,976          196,596       70,866,904

Increase (decrease) in net assets from contract
     related transactions
        Contributions from contract holders                     390,263           22,560       89,262,465
        Contract terminations and benefits                      (10,325)         (73,768)    (121,915,372)
        Net transfers among investment options                  208,651          929,307       55,625,244
                                                           ----------------------------------------------
Net increase (decrease) in net assets
     from contract related transactions                         588,589          878,099       22,972,337
                                                           ----------------------------------------------
Increase (decrease) in net assets                               687,565        1,074,695       93,839,241

Net assets, beginning of year                                        --               --      335,530,443
                                                           ----------------------------------------------

Net assets, end of year                                       $ 687,565      $ 1,074,695    $ 429,369,684
                                                           ==============================================

Unit transactions
     Contributions                                               39,136            3,042
     Terminations and benefits                                   (2,950)          (8,039)
     Net transfers                                               18,253           87,921
                                                           ----------------------------------------------
Net increase (decrease) in units                                 54,439           82,924
                                                           ==============================================

(1)   For the period June 1, 1999 (commencement of operations) to December 31,
      1999

See accompanying notes.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1.    Organization and Significant Accounting Policies

Organization and Nature of Operations

Integrity Life Insurance Company ("Integrity") established Separate Account II (the "Separate Account") on May 21, 1992, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The operations of the Separate Account are part of Integrity.

Prior to March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). Effective March 3, 2000, Integrity and its wholly owned subsidiary, National Integrity Life Insurance Company ("National Integrity"), were acquired by The Western and Southern Life Insurance Company ("W&S"). (See Note 5 of Notes to Financial Statements.)

Contract holders may allocate or transfer their account values to one or more investment divisions of the Separate Account or to one or more fixed guaranteed rate options or systematic transfer options of Integrity's Separate Account GPO. The Separate Account divisions invest in shares of the corresponding portfolios of the following funds or insurance trust funds ("Funds"): Deutsche Asset Managed VIT Funds ("Deutsche Funds"); Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II"), and Variable Insurance Products Fund III ("VIP III"), part of the Fidelity Investments group of companies (collectively, "Fidelity's VIP Funds"); The Legends Fund, Inc. ("Legends Fund"); Janus Aspen Series; J.P. Morgan Series Trust II ("JPM Series"); Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Universal Funds"); and MFS Variable Insurance Trust Funds ("MFS Funds"). Bankers Trust Global Asset Management Services, a unit of Bankers Trust Company, is the investment manager of the Deutsche Funds. Fidelity Management and Research Company serves as investment adviser to Fidelity's VIP Funds. Integrity Capital Advisors, Inc., a wholly owned subsidiary of ARM, was the investment adviser of the Legends Fund until March 3, 2000, when it was changed to Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone Advisors is a wholly owned subsidiary of W&S. Janus Capital Corporation serves as investment adviser to the Janus Aspen Series. J.P. Morgan Investment Management Inc. is the investment adviser to the JPM Series. Morgan Stanley Dean Witter Asset Management Inc. ("MSDW") serves as investment adviser to the Morgan Stanley Universal Funds except for Morgan Stanley High Yield Portfolio, for which Miller Anderson & Sherrerd, LLP serves as investment adviser. MSDW is a wholly owned

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Funds.

Effective November 1, 2000 shareholders of the Legends Fund approved new sub-advisory agreements for these Portfolios between Touchstone Advisors and three new sub-advisors. The new names of each Portfolio and their respective new Sub-Advisers are as follows:

-------------------------------------------------------------------------------------------------------------
             Portfolio                        New Portfolio Name                    New Sub-Adviser
-------------------------------------------------------------------------------------------------------------
Scudder Kemper Value Portfolio        Third Avenue Value Portfolio         EQSF Advisers, Inc.
Zweig Asset Allocation Portfolio      Gabelli Large Cap Value Portfolio    Gabelli Asset Management Co.
Zweig Equity Portfolio                Baron Small Cap Portfolio            BAMCO, Inc.
-------------------------------------------------------------------------------------------------------------

The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has thirty-one investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Funds.

      Gabelli Large Cap Value Portfolio seeks long term capital appreciation. It is a diversified portfolio that invests primarily in common stocks of large, well known, widely-held, high-quality companies that have a market capitalization greater than $5 billion, generally referred to as "Blue Chip" companies. The sub-adviser is Gabelli Asset Management Company.

      Harris Bretall Sullivan & Smith Equity Growth Portfolio seeks long-term capital appreciation. It invests primarily in stocks of established companies with proven records of superior and consistent earnings growth. In selecting equity securities for the Portfolio, the sub-adviser looks for successful companies that have exhibited superior growth in revenues and earnings, strong product lines and proven management ability over a variety of business cycles. The Portfolio may invest all or a portion of its assets in cash and cash equivalents if the sub-adviser considers the equities markets to be overvalued. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1.    Organization and Significant Accounting Policies (continued)

      Third Avenue Value Portfolio seeks long-term capital appreciation. It is a non-diversified portfolio that seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a substantial discount to what the sub-adviser believes is their true value. The Portfolio also seeks to acquire senior securities, such as preferred stock and debt instruments, that the sub-adviser believes are undervalued. The sub-adviser is EQSF Advisors, Inc.

      Baron Small Cap Value Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of smaller companies with market values under $2 billion selected for their capital appreciation potential. The sub-adviser seeks securities that it believes have (1) favorable price to value characteristics based on the sub-adviser's assessment of their prospects for future growth and profitability, and (2) the potential to increase in value at least 50% over two subsequent years. The sub-adviser to the Portfolio is BAMCO, Inc.

      EAFE Equity Index Portfolio seeks to replicate, as closely as possible (before expenses are deducted), the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index of common stock of approximately 1,100 companies located outside the United States. The Portfolio invests primarily in a statistically selected sample of the common stocks that comprise the EAFE Index that are determined to represent the industry diversification of the entire EAFE Index. Bankers Trust Global Asset Management Services is the investment adviser to the Portfolio.

      Equity 500 Index Portfolio seeks to replicate, as closely as possible (before expenses are deducted), the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an index used to portray the performance of the common stock of 500 large U.S. companies. The Portfolio invests primarily in a statistically selected sample of the common stocks of companies that comprise the S & P 500 that are determined to represent the industry diversification of the entire S & P 500. Bankers Trust Global Asset Management Services is the investment adviser to the Portfolio.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1.    Organization and Significant Accounting Policies (continued)

      Small Cap Index Portfolio seeks to replicate, as closely as possible (before expenses are deducted), the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index used to portray the performance of common stock of 2000 small U.S. companies. The Portfolio invests primarily in a statistically selected sample of the common stocks of companies that comprise the Russell 2000 Index that are determined to represent the industry diversification of the entire Russell 2000 Index. Bankers Trust Global Asset Management Services is the investment adviser to the Portfolio.

      JPM International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations. The Portfolio is designed for investors who have long-term investment goals and who want to diversify their investments by adding international equities by taking advantage of investment opportunities outside the U.S. The Portfolio seeks to meet its investment goal primarily through stock valuation and selection. J.P. Morgan Investment Management Inc. is the investment adviser to the Portfolio.

      JPM Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective. J.P. Morgan Investment Management Inc. is the investment adviser to the Portfolio.

      Morgan Stanley Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. MSDW serves as the investment adviser to the Portfolio.

      Morgan Stanley High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities of both U.S. and non-U.S. issuers. The adviser may also invest in other fixed income securities, including U.S. government securities, investment grade corporate bonds, mortgage securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will usually be greater than five years. Miller Anderson & Sherrerd, LLP serves as the investment adviser to the Portfolio.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1.    Organization and Significant Accounting Policies (continued)

      Morgan Stanley U.S. Real Estate Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies. MSDW serves as the investment adviser to the Portfolio.

      Morgan Stanley Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of Asian issuers (excluding Japan). The adviser employs a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The adviser evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets. MSDW serves as the investment adviser to the Portfolio.

      VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. It normally invests at least 65% of its assets in income-producing equity securities. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

      VIP II Contrafund Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks and in securities whose value the sub-adviser believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1.    Organization and Significant Accounting Policies (continued)

      VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation by investing mainly in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may also invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

      VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks. The Portfolio may also invest in other types of securities, including bonds which may be lower-quality debt securities. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

      Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks of issuers selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller emerging growth companies. Janus Capital Corporation serves as the investment adviser to the Portfolio.

      Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with capital preservation and balanced by current income. It is a diversified portfolio that pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities. Janus Capital Corporation serves as the investment adviser to the Portfolio.

      Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at any time invest in fewer than five countries or even in a single country. Janus Capital Corporation serves as the investment adviser to the Portfolio.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1.    Organization and Significant Accounting Policies (continued)

      Janus Aspen Money Market Portfolio seeks maximum current income to the extent it is consistent with stability of capital. There is no guarantee that the Portfolio will meet its investment goal or be able to maintain a stable net asset value of $1.00 per share. The Portfolio invests in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the Portfolio's investment adviser. The Portfolio may invest only in United States dollar-denominated instruments that have a remaining maturity of 397 days or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Janus Capital Corporation serves as the investment adviser to the Portfolio.

      Janus Aspen Aggressive Growth Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Janus Capital Corporation serves as the investment adviser to the Portfolio.

      Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies. Janus Capital Corporation serves as the investment adviser to the Portfolio.

      Janus Aspen Strategic Value Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks with the potential for long-term growth using a "value" approach. The "value" approach the adviser uses emphasizes investments in companies undervalued relative to their intrinsic worth. Janus Capital Corporation serves as the investment adviser to the Portfolio.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1.    Organization and Significant Accounting Policies (continued)

      VIP Growth Portfolio seeks capital appreciation through investing in companies believed to have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

      VIP III Mid Cap Portfolio invests primarily in common stocks. The Portfolio normally invests at least 65% in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy. Fidelity Management and Research Company serves as the investment advisor to the Portfolio.

      MFS Emerging Growth Portfolio seeks long term growth of capital by investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. MFS serves as the investment adviser to the Portfolio.

      MFS Growth With Income Portfolio seeks to provide reasonable current income and long-term growth of capital and income by investing at least 65% of its total assets in common stocks and related securities. It generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio also seeks to generate gross income equal to approximately 90% of the dividend yield on the S&P 500. MFS serves as the investment adviser to the Portfolio.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1.    Organization and Significant Accounting Policies (continued)

      MFS Mid Cap Growth Portfolio seeks long term growth of capital by investing at least 65% of its total assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio's investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 65% investment policy. MFS serves as the investment adviser to the Portfolio.

      MFS New Discovery Portfolio seeks capital appreciation by investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. MFS serves as the investment adviser to the Portfolio.

      MFS Capital Opportunities Portfolio seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. MFS serves as the investment adviser to the Portfolio.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1.    Organization and Significant Accounting Policies (continued)

Investments

Investments in shares of the Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds' shares are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Funds' portfolios are reinvested in the respective portfolios and are reflected in the unit values of the divisions of the Separate Account.

Unit Value

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

Taxes

Operations of the Separate Account are included in the income tax return of Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1.    Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Investments

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during 2000 and the cost of shares held at December 31, 2000 for each division were as follows:

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

2. Investments (continued)

                          Division                               Purchases             Sales                  Cost
------------------------------------------------------------------------------------------------------------------------
    Gabelli Large Cap Value                                     $ 1,847,728        $  5,814,110          $ 11,132,749
    Harris Bretall Sullivan & Smith Equity Growth                15,472,790           8,711,816            40,415,652
    Third Avenue Value                                            3,171,326           8,573,769            19,831,736
    Baron Small Cap Value                                           342,705           2,378,691             3,581,800
    EAFE Equity Index                                             1,189,356           1,080,045             3,079,037
    Equity 500 Index                                              8,915,988           8,530,527            33,620,505
    Small Cap Index                                               1,719,165             916,071             5,194,938
    JPM International Opportunities                               2,670,986           2,867,209             4,048,770
    JPM Bond                                                      4,000,469           7,426,930            17,003,607
    Morgan Stanley Emerging Markets Debt                            798,350           1,678,664             1,746,848
    Morgan Stanley High Yield                                     2,554,916           4,186,518             7,923,658
    Morgan Stanley U.S. Real Estate                                 877,519             742,414             2,304,072
    Morgan Stanley Asian Equity                                  33,074,406          33,203,776             2,232,281
Initial Class:
    VIP Equity-Income                                             4,899,695           6,626,409            15,986,074
    VIP II Contrafund                                            13,887,749           9,247,231            25,134,760
    VIP III Growth & Income                                       3,089,027           4,376,793            14,981,601
    VIP III Growth Opportunities                                  2,302,664           3,729,979             9,985,379
Institutional Shares:
    Janus Aspen Capital Appreciation                             18,329,753           9,520,619            45,395,046
    Janus Aspen Balanced                                         10,998,830          15,519,699            45,383,115
    Janus Aspen Worldwide Growth                                 40,980,476          25,847,790            58,732,847
    Janus Aspen Money Market                                     76,026,822          80,058,430            17,863,634
Service Shares:
    Janus Aspen Aggressive Growth                                 4,904,852           1,086,565             3,818,287
    Janus Aspen Growth                                            2,239,244             617,307             1,621,937
    Janus Aspen Strategic Value                                     395,768              20,354               374,948
Service Class:
    VIP Growth                                                    5,398,317           1,515,664             4,509,556
    VIP III Mid Cap                                               8,444,862           1,743,433             8,190,136
    MFS Emerging Growth                                           2,628,267              49,812             2,578,455
    MFS Growth With Income                                          609,736              28,181               581,888
    MFS Mid Cap Growth                                            6,103,631           1,220,535             4,883,096
    MFS New Discovery                                             2,139,789              19,967             2,119,822
    MFS Capital Opportunities                                     4,764,976              75,673             4,689,303
                                                                                                 -----------------------
                                                                                                         $418,945,537
                                                                                                 =======================

                               Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

3. Expenses

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

4. Amount Retained by Integrity

Integrity may allocate amounts to certain Separate Account divisions to facilitate the commencement of operations. Such amounts are not subject to charges for mortality and expense risks and administrative expenses. Amounts retained in the Separate Account by Integrity may be transferred by Integrity to its general account.

5. Events Relating to Integrity and ARM

On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. On December 17, 1999, ARM announced that it had signed a definitive agreement whereby W&S would acquire ARM's insurance subsidiaries, Integrity and National Integrity. The transaction closed on March 3, 2000.

W&S is part of the Western-Southern Enterprise, a financial services group which also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group exceed $20 billion. W&S is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

                              Separate Account Ten

                                       of

                        Integrity Life Insurance Company

                                December 31, 2000



                                    Contents

Report of Independent Auditors................................................2
Financial Statements, Financial Highlights, and Schedule of Investments:
    Select Ten Plus Division - March..........................................3
    Select Ten Plus Division - June...........................................7
    Select Ten Plus Division - September.....................................11
    Select Ten Plus Division - December......................................15
Notes to Financial Statements................................................19


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE UNIT HOLDERS OF THE SEPARATE ACCOUNT. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE SEPARATE ACCOUNT UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. NEITHER THE SEPARATE ACCOUNT NOR TOUCHSTONE SECURITIES, INC., THE PRINCIPAL UNDERWRITER FOR SEPARATE ACCOUNT UNITS, IS A BANK AND SEPARATE ACCOUNT UNITS ARE NOT BACKED OR GUARANTEED BY ANY BANK OR INSURED BY THE FEDERAL DEPOSITORY INSURANCE CORPORATION.

                         Report of Independent Auditors

The Unit Holders and Board of Directors
Separate Account Ten of Integrity Life
     Insurance Company

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Separate Account Ten of Integrity Life Insurance Company (the "Separate Account") (comprised of Select Ten Plus Division-March, Select Ten Plus Division-June, Select Ten Plus Division-September and Select Ten Plus Division-December), as of December 31, 2000, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Separate Account at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                                 /s/ ERNST & YOUNG LLP

Kansas City, Missouri
January 19, 2001

                       Select Ten Plus Division - March

                     Statement of Assets and Liabilities

                                                                             DECEMBER 31, 2000
                                                                           ----------------------
ASSETS
  Investments in securities, at value
  (cost $4,316,258) - See accompanying schedule                             $          4,394,418
  Cash                                                                                    21,821
  Due from investment advisor                                                              3,914
  Dividends receivable                                                                    13,073
                                                                           ----------------------
TOTAL ASSETS                                                                           4,433,226

LIABILITIES
  Accrued expenses                                                                        43,285
                                                                           ----------------------

NET ASSETS                                                                  $          4,389,941
                                                                           ======================

UNIT VALUE, offering and redemption price per unit                          $              10.33
                                                                           ======================

Units outstanding                                                                        424,796
                                                                           ======================

                           Statement of Operations

                                                                                 YEAR ENDED
                                                                             DECEMBER 31, 2000
                                                                           ----------------------
INVESTMENT INCOME - DIVIDENDS                                               $            149,239

EXPENSES
  Mortality and expense risk and administrative charges                                   64,043
  Investment advisory and management fees                                                 23,720
  Custody and accounting expenses                                                         20,339
  Professional fees                                                                        6,654
  Directors' fees and expenses                                                             8,319
  Printing and filing fees                                                                 4,385
  Other expenses                                                                           6,551
                                                                           ----------------------
    Total expenses before reimbursement                                                  134,011
    Less: expense reimbursement                                                          (29,644)
                                                                           ----------------------
    Net expenses                                                                         104,367
                                                                           ----------------------
Net investment income                                                                     44,872

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                                      (268,344)
  Net unrealized appreciation during
   the period on investments                                                              18,634
                                                                           ----------------------
Net realized and unrealized loss on investments                                         (249,710)
                                                                           ----------------------

Net decrease in net assets resulting from operations                        $           (204,838)
                                                                           ======================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - March

                     Statements of Changes in Net Assets

                                                                                             MARCH 31, 1999
                                                                                            (COMMENCEMENT OF
                                                                    YEAR ENDED             OPERATIONS) THROUGH
                                                                DECEMBER 31, 2000           DECEMBER 31, 1999
                                                              -----------------------    ------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $              44,872      $               24,254
  Net realized gain (loss) on investments                                   (268,344)                    147,764
  Net unrealized appreciation during
   the period on investments                                                  18,634                      59,526
                                                              -----------------------    ------------------------
    Net increase (decrease) in net assets
     resulting from operations                                              (204,838)                    231,544

Contract related transactions:
  Contributions from contract holders
   (119,903 and 798,422 units, respectively)                               1,110,586                   7,991,654
  Cost of units redeemed (359,488 and
   134,041 units, respectively)                                           (3,315,806)                 (1,423,199)
                                                              -----------------------    ------------------------
    Net increase (decrease) in net assets
     resulting from unit transactions                                     (2,205,220)                  6,568,455
                                                              -----------------------    ------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (2,410,058)                  6,799,999

NET ASSETS
Beginning of period                                                        6,799,999                           -
                                                              -----------------------    ------------------------

End of period                                                  $           4,389,941      $            6,799,999
                                                              =======================    ========================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - March

                             Financial Highlights

                                                                                                          MARCH 31, 1999
                                                                                                         (COMMENCEMENT OF
                                                                               YEAR ENDED               OPERATIONS) THROUGH
                                                                          DECEMBER 31, 2000 (a)          DECEMBER 31, 1999
                                                                       ---------------------------   -------------------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                                        $                  10.24      $               10.00
  Income from investment operations:
    Net investment income                                                                    0.13                       0.04
    Net realized and unrealized gain (loss) on investments                                  (0.04)                      0.20
                                                                       ---------------------------  -------------------------
    Total from investment operations                                                         0.09                       0.24
                                                                       ---------------------------  -------------------------
  Unit value, end of period                                              $                  10.33      $               10.24
                                                                       ===========================  =========================

TOTAL RETURN                                                                                0.97%                      2.35%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                 $                  4,390      $               6,800
Ratio of net investment income to average net assets                                        0.95%                      0.38%
Ratio of expenses to average net assets                                                     2.20%                      2.20%
Ratio of net investment income to average net assets
 before voluntary expense reimbursement                                                     0.32%                      0.18%
Ratio of expenses to average net assets
 before voluntary expense reimbursement                                                     2.83%                      2.40%
Portfolio turnover rate                                                                       37%                        22%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - March

                           Schedule of Investments

                              December 31, 2000

                                                                        NUMBER
                                                                       OF SHARES              VALUE
                                                                     --------------     -----------------
COMMON STOCKS (100.0%)
BASIC MATERIALS (19.5%)
  Du Pont (E.I.) de Nemours and Company                                      8,457       $       408,579
  International Paper Company                                               10,941               446,529
                                                                                        -----------------
                                                                                                 855,108
CAPITAL GOODS (24.6%)
  Caterpillar, Inc.                                                         11,119               526,068
  Minnesota Mining and Manufacturing Company                                 4,608               555,264
                                                                                        -----------------
                                                                                               1,081,332
COMMUNICATION SERVICES (9.4%)
  SBC Communications, Inc.                                                   8,679               414,422

CONSUMER CYCLICAL (13.2%)
  Eastman Kodak Company                                                      7,155               281,728
  General Motors Corporation                                                 5,829               296,915
                                                                                        -----------------
                                                                                                 578,643
CONSUMER STAPLE (13.1%)
  Philip Morris Companies, Inc.                                             13,114               577,016

ENERGY (9.6%)
  Exxon Mobil Corporation                                                    4,839               420,691

FINANCIAL (10.6%)
  J.P. Morgan & Company, Inc.                                                2,823               467,206
                                                                                        -----------------

TOTAL COMMON STOCKS (Cost $4,316,258)                                                          4,394,418
                                                                                        -----------------
TOTAL INVESTMENTS (100.0%)                                                               $     4,394,418
                                                                                        =================

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2000 aggregated $1,799,434 and $3,968,048, respectively. At December 31, 2000, net unrealized appreciation for tax purposes aggregated $78,160 of which $607,366 related to appreciated investments and $529,206 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - June

                     Statement of Assets and Liabilities

                                                                               DECEMBER 31, 2000
                                                                             ----------------------
ASSETS
  Investments in securities, at value
   (cost $4,099,052) - See accompanying schedule                              $          4,041,294
  Cash                                                                                      19,051
  Dividends receivable                                                                      12,240
  Due from investment advisor                                                                4,378
                                                                             ----------------------
TOTAL ASSETS                                                                             4,076,963

LIABILITIES
  Accrued expenses                                                                          52,401
                                                                             ----------------------

NET ASSETS                                                                    $          4,024,562
                                                                             ======================

UNIT VALUE, offering and redemption price per unit                            $              10.70
                                                                             ======================

Units outstanding                                                                          376,205
                                                                             ======================

                           Statement of Operations

                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 2000
                                                                             ----------------------
INVESTMENT INCOME - DIVIDENDS                                                 $            131,667

EXPENSES
  Mortality and expense risk and administrative charges                                     56,558
  Investment advisory and management fees                                                   20,947
  Custody and accounting expenses                                                           20,339
  Professional fees                                                                          7,009
  Printing and filing fees                                                                   6,588
  Directors' fees and expenses                                                               6,266
  Other expenses                                                                             6,104
                                                                             ----------------------
    Total expenses before reimbursement                                                    123,811
    Less: expense reimbursement                                                            (31,643)
                                                                             ----------------------
    Net expenses                                                                            92,168
                                                                             ----------------------
Net investment income                                                                       39,499

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                                        (584,541)
  Net unrealized appreciation during
   the period on investments                                                               663,574
                                                                             ----------------------
Net realized and unrealized gain on investments                                             79,033
                                                                             ----------------------

Net increase in net assets resulting from operations                          $            118,532
                                                                             ======================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - June

                     Statements of Changes in Net Assets

                                                                 YEAR ENDED                   YEAR ENDED
                                                             DECEMBER 31, 2000            DECEMBER 31, 1999
                                                         -------------------------    ------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                   $                 39,499       $              25,679
  Net realized gain (loss) on investments                                 (584,541)                    109,186
  Net unrealized appreciation (depreciation)
   during the period on investments                                        663,574                    (800,095)
                                                          -------------------------    ------------------------
    Net increase (decrease) in net assets
     resulting from operations                                             118,532                    (665,230)

Contract related transactions:
  Contributions from contract holders
   (45,090 and 557,624 units, respectively)                                409,921                   6,304,246
  Cost of units redeemed
   (303,094 and 119,256 units, respectively)                            (2,934,865)                 (1,251,062)
                                                          -------------------------    ------------------------
    Net increase (decrease) in net assets
     resulting from unit transactions                                   (2,524,944)                  5,053,184
                                                          -------------------------    ------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (2,406,412)                  4,387,954

NET ASSETS
Beginning of period                                                      6,430,974                   2,043,020
                                                          -------------------------    ------------------------

End of period                                              $             4,024,562      $            6,430,974
                                                          =========================    ========================

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - June

                             Financial Highlights

                                                                                                                 JUNE 30, 1998
                                                                                                                 (COMMENCEMENT
                                                                                                                OF OPERATIONS)
                                                                 YEAR ENDED                YEAR ENDED               THROUGH
                                                            DECEMBER 31, 2000 (a)      DECEMBER 31, 1999       DECEMBER 31, 1998
                                                          -------------------------  ----------------------  ----------------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                          $                 10.14    $              10.43    $              10.00
  Income (loss) from investment operations:
    Net investment income                                                     0.14                    0.02                    0.03
    Net realized and unrealized gain
     (loss) on investments                                                    0.42                   (0.31)                   0.40
                                                          -------------------------  ----------------------  ----------------------
    Total from investment operations                                          0.56                   (0.29)                   0.43
                                                          -------------------------  ----------------------  ----------------------
Unit value, end of period                                  $                 10.70    $              10.14    $              10.43
                                                          =========================  ======================  ======================

TOTAL RETURN                                                                 5.50%                  (2.78%)                  4.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $                 4,025    $              6,431    $              2,043
Ratio of net investment income to average net assets                         0.94%                   0.54%                   0.50%
Ratio of expenses to average net assets                                      2.20%                   2.20%                   2.20%
Ratio of net investment income (loss) to average net
 assets before voluntary expense reimbursement                               0.19%                  (0.08%)                 (1.50%)
Ratio of expenses to average net assets
 before voluntary expense reimbursement                                      2.95%                   2.82%                   4.20%
Portfolio turnover rate                                                        35%                     43%                      1%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - June

                           Schedule of Investments

                              December 31, 2000

                                                                         NUMBER OF
                                                                           SHARES              VALUE
                                                                       --------------     ----------------
COMMON STOCKS (100.0%)
BASIC MATERIALS (21.1%)
  Du Pont (E.I.) de Nemours and Company                                        8,295       $      400,752
  International Paper Company                                                 11,128              454,162
                                                                                          ----------------
                                                                                                  854,914
CAPITAL GOODS (24.5%)
  Caterpillar, Inc.                                                           10,297              487,177
  Minnesota Mining and Manufacturing Company                                   4,179              503,569
                                                                                          ----------------
                                                                                                  990,746
COMMUNICATION SERVICES (4.8%)
  AT & T Corporation                                                          11,152              193,069

CONSUMER CYCLICAL (13.9%)
  Eastman Kodak Company                                                        6,052              238,297
  General Motors Corporation                                                   6,313              321,587
                                                                                          ----------------
                                                                                                  559,884
CONSUMER STAPLE (24.4%)
  Philip Morris Companies, Inc.                                               11,711              515,284
  Proctor & Gamble Co.                                                         6,002              470,782
                                                                                          ----------------
                                                                                                  986,066
FINANCIAL (11.3%)
  J.P. Morgan & Company, Inc.                                                  2,759              456,615
                                                                                          ----------------

TOTAL COMMON STOCKS (Cost $4,099,052)                                                           4,041,294
                                                                                          ----------------
TOTAL INVESTMENTS (100.0%)                                                                 $    4,041,294
                                                                                          ================

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2000 aggregated $1,520,166 and $3,999,312, respectively. At December 31, 2000, net unrealized depreciation for tax purposes aggregated $57,758 of which $586,789 related to appreciated investments and $644,547 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - September

                     Statement of Assets and Liabilities

                                                                           DECEMBER 31, 2000
                                                                         ----------------------
ASSETS
  Investments in securities, at value
   (cost $6,990,129) - See accompanying schedule                          $          6,935,170
  Cash                                                                                  19,783
  Due from investment advisor                                                            8,204
  Dividends receivable                                                                  17,800
                                                                         ----------------------
TOTAL ASSETS                                                                         6,980,957

LIABILITIES
  Accrued expenses                                                                     107,356
                                                                         ----------------------

NET ASSETS                                                                $          6,873,601
                                                                         ======================

UNIT VALUE, offering and redemption price per unit                        $              10.53
                                                                         ======================

Units outstanding                                                                      652,512
                                                                         ======================


                           Statement of Operations

                                                                               YEAR ENDED
                                                                           DECEMBER 31, 2000
                                                                         ----------------------
INVESTMENT INCOME - DIVIDENDS                                             $            251,500

EXPENSES
  Mortality and expense risk and administrative charges                                102,306
  Investment advisory and management fees                                               37,891
  Custody and accounting expenses                                                       20,339
  Professional fees                                                                     13,941
  Directors' fees and expenses                                                          12,466
  Printing and filing fees                                                              13,103
  Other expenses                                                                        12,144
                                                                         ----------------------
    Total expenses before reimbursement                                                212,190
    Less: expense reimbursement                                                        (45,468)
                                                                         ----------------------
    Net expenses                                                                       166,722
                                                                         ----------------------
Net investment income                                                                   84,778

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments                                                    (212,946)
  Net unrealized appreciation
   during the period on investments                                                    224,556
                                                                         ----------------------
Net realized and unrealized gain on investments                                         11,610
                                                                         ----------------------

Net increase in net assets resulting from operations                      $             96,388
                                                                         ======================

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - September

                     Statements of Changes in Net Assets

                                                                     YEAR ENDED                  YEAR ENDED
                                                                 DECEMBER 31, 2000           DECEMBER 31, 1999
                                                              -------------------------    -----------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                        $                84,778      $              65,716
  Net realized gain (loss) on investments                                     (212,946)                   278,707
  Net unrealized appreciation (depreciation) during
   the period on investments                                                   224,556                   (547,581)
                                                              -------------------------    -----------------------
    Net increase (decrease) in net assets resulting
     from operations                                                            96,388                   (203,158)

Contract related transactions:
  Contributions from contract holders
   (19,753 and 427,004 units, respectively)                                    188,607                  4,567,272
  Cost of units redeemed (479,224 and
   387,975 units, respectively)                                             (4,657,948)                (4,129,946)
                                                              -------------------------    -----------------------
    Net increase (decrease) in net assets resulting
     from unit transactions                                                 (4,469,341)                   437,326
                                                              -------------------------    -----------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (4,372,953)                   234,168

NET ASSETS
Beginning of period                                                         11,246,554                 11,012,386
                                                              -------------------------    -----------------------

End of period                                                  $             6,873,601      $          11,246,554
                                                              =========================    =======================

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - September

                            Financial Highlights

                                                                                                              SEPTEMBER 30, 1998
                                                                                                                (COMMENCEMENT OF
                                                            YEAR ENDED                 YEAR ENDED             OPERATIONS) THROUGH
                                                      DECEMBER 31, 2000 (a)         DECEMBER 31, 1999          DECEMBER 31, 1998
                                                     ------------------------   -------------------------   ------------------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                     $                10.11     $                 10.26     $                10.00
  Income (loss)  from investment operations:
    Net investment income                                               0.18                        0.05                       0.02
    Net realized and unrealized gain
     (loss) on investments                                              0.24                       (0.20)                      0.24
                                                     ------------------------   -------------------------   ------------------------
    Total from investment operations                                    0.42                       (0.15)                      0.26
                                                     ------------------------   -------------------------   ------------------------
Unit value, end of period                             $                10.53     $                 10.11     $                10.26
                                                     ========================   =========================   ========================

TOTAL RETURN                                                           4.15%                      (1.42%)                     2.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $                6,874     $                11,247     $               11,012
Ratio of net investment income to average net
 assets                                                                1.12%                       0.57%                      0.57%
Ratio of expenses to average net assets                                2.20%                       2.20%                      2.20%
Ratio of net investment income to average net
 assets before voluntary expense reimbursement                         0.52%                       0.29%                      0.28%
Ratio of expenses to average net assets before
 voluntary expense reimbursement                                       2.80%                       2.48%                      2.49%
Portfolio turnover rate                                                  28%                         50%                         1%

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - September

                           Schedule of Investments

                              December 31, 2000

                                                                          NUMBER OF
                                                                           SHARES             VALUE
                                                                       --------------     --------------
COMMON STOCKS (100.0%)
BASIC MATERIALS (22.9%)
  Du Pont (E.I.) de Nemours and Company                                       15,229       $    735,751
  International Paper Company                                                 20,807            849,186
                                                                                          --------------
                                                                                              1,584,937
CAPITAL GOODS (24.4%)
  Caterpillar, Inc.                                                           18,248            863,358
  Minnesota Mining and Manufacturing Company                                   6,851            825,546
                                                                                          --------------
                                                                                              1,688,904
COMMUNICATION SERVICES (5.4%)
  AT&T Corporation                                                            21,726            376,131

CONSUMER CYCLICAL (15.8%)
  Eastman Kodak Company                                                       15,314            602,989
  General Motors Corporation                                                   9,710            494,594
                                                                                          --------------
                                                                                              1,097,583
CONSUMER STAPLE (22.4%)
  Philip Morris Companies, Inc.                                               19,334            850,696
  Proctor & Gamble Co.                                                         8,978            704,212
                                                                                          --------------
                                                                                              1,554,908
FINANCIAL (9.1%)
  J.P. Morgan & Company, Inc.                                                  3,823            632,707
                                                                                          --------------

TOTAL COMMON STOCKS (Cost $6,990,129)                                                         6,935,170
                                                                                          --------------
TOTAL INVESTMENTS (100.0%)                                                                 $  6,935,170
                                                                                          ==============

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2000 aggregated $2,213,973 and $6,552,765, respectively. At December 31, 2000, net unrealized depreciation for tax purposes aggregated $54,959 of which $1,011,082 related to appreciated investments and $1,066,041 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - December

                     Statement of Assets and Liabilities

                                                                              DECEMBER 31, 2000
                                                                            ----------------------
ASSETS
  Investments in securities, at value
   (cost $6,099,857) - See accompanying schedule                             $          6,144,832
  Cash                                                                                     85,911
  Due from investment advisor                                                               1,607
  Dividends receivable                                                                     19,687
  Receivable for investments sold                                                         569,357
                                                                            ----------------------
TOTAL ASSETS                                                                            6,821,394

LIABILITIES
  Payable for investments purchased                                                       632,023
  Accrued expenses                                                                         31,968
  Payable for fund shares purchased                                                         2,485
                                                                            ----------------------
TOTAL LIABILITIES                                                                         666,476
                                                                            ----------------------

NET ASSETS                                                                   $          6,154,918
                                                                            ======================

UNIT VALUE, offering and redemption price per unit                           $              10.52
                                                                            ======================

Units outstanding                                                                         585,170
                                                                            ======================

                           Statement of Operations

                                                                                  YEAR ENDED
                                                                              DECEMBER 31, 2000
                                                                            ----------------------
INVESTMENT INCOME - DIVIDENDS                                                $            224,442

EXPENSES
  Mortality and expense risk and administrative charges                                    97,472
  Investment advisory and management fees                                                  36,101
  Custody and accounting expenses                                                          20,339
  Professional fees                                                                         5,014
  Directors' fees and expenses                                                              6,266
  Printing and filing fees                                                                  3,305
  Other expenses                                                                            4,934
                                                                            ----------------------
    Total expenses before reimbursement                                                   173,431
    Less: expense reimbursement                                                           (14,910)
                                                                            ----------------------
    Net expenses                                                                          158,521
                                                                            ----------------------
Net investment income                                                                      65,921

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments                                                          6,717
  Net unrealized depreciation during the period on investments                           (434,331)
                                                                            ----------------------
Net realized and unrealized loss on investments                                          (427,614)
                                                                            ----------------------

Net decrease in net assets resulting from operations                         $           (361,693)
                                                                            ======================

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - December

                     Statements of Changes in Net Assets

                                                                YEAR ENDED                 YEAR ENDED
                                                            DECEMBER 31, 2000           DECEMBER 31, 1999
                                                        -------------------------    ------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                  $                65,921      $               74,132
  Net realized gain (loss) on investments                                  6,717                    (161,661)
  Net unrealized appreciation (depreciation)
   during the period on investments                                     (434,331)                    744,431
                                                        -------------------------    ------------------------
    Net increase (decrease) in net assets
     resulting from operations                                          (361,693)                    656,902

Contract related transactions:
  Contributions from contract holders
   (5,703 and 218,388 units, respectively)                                60,163                   2,213,528
  Cost of units redeemed
   (712,272 and 405,290 units, respectively)                          (6,656,277)                 (4,278,145)
                                                        -------------------------    ------------------------
  Net decrease in net assets resulting
   from unit transactions                                             (6,596,114)                 (2,064,617)
                                                        -------------------------    ------------------------

TOTAL DECREASE IN NET ASSETS                                          (6,957,807)                 (1,407,715)

NET ASSETS
Beginning of period                                                   13,112,725                  14,520,440
                                                        -------------------------    ------------------------

End of period                                            $             6,154,918      $           13,112,725
                                                        =========================    ========================

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - December

                             Financial Highlights


                                                                                                                FOR THE ONE DAY
                                                                                                                 PERIOD ENDED
                                                                                                               DECEMBER 31, 1998
                                                              YEAR ENDED                 YEAR ENDED              (COMMENCEMENT
                                                         DECEMBER 31, 2000 (a)        DECEMBER 31, 1999          OF OPERATIONS)
                                                       -------------------------   -----------------------   ----------------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                       $                 10.15     $                9.82     $              10.00
  Income (loss) from investment operations:
    Net investment income                                                  0.18                      0.05                    - *
    Net realized and unrealized gain
     (loss) on investments                                                 0.19                      0.28                    (0.18)
                                                       -------------------------   -----------------------   ----------------------
    Total from investment operations                                       0.37                      0.33                    (0.18)
                                                       -------------------------   -----------------------   ----------------------
Unit value, end of period                               $                 10.52     $               10.15     $               9.82
                                                       =========================   =======================   ======================

TOTAL RETURN                                                              3.62%                     3.38%                   (1.80%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $                 6,155     $              13,113     $             14,520
Ratio of net investment income (loss) to
 average net assets                                                       0.91%                     0.51%                   (2.12%)
Ratio of expenses to average net assets                                   2.20%                     2.12%                    2.12%
Ratio of net investment income (loss) to
 average net assets before voluntary expense
 reimbursement                                                            0.71%                     0.51%                   (2.12%)
Ratio of expenses to average net assets
 before voluntary expense reimbursement                                   2.40%                     2.12%                    2.12%
Portfolio turnover rate                                                      9%                       36%                       0%

*  Less than $0.01

PERCENTAGE AMOUNTS FOR PERIODS LESS THAN A FULL FISCAL YEAR ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

(a) Effective March 3, 2000, Touchstone Advisors, Inc. replaced Integrity Capital Advisors, Inc. as adviser for the Separate Account.

SEE ACCOMPANYING NOTES.

                     Select Ten Plus Division - December

                           Schedule of Investments

                              December 31, 2000

                                                                         NUMBER OF
                                                                           SHARES              VALUE
                                                                       --------------     ----------------
COMMON STOCKS (100.0%)
BASIC MATERIALS (19.7%)
  Du Pont (E.I.) de Nemours and Company                                       12,632       $      610,283
  International Paper Company                                                 14,674              598,883
                                                                                          ----------------
                                                                                                1,209,166
CAPITAL GOODS (20.1%)
  Caterpillar, Inc.                                                           13,080              618,848
  Minnesota Mining and Manufacturing Company                                   5,102              614,791
                                                                                          ----------------
                                                                                                1,233,639
COMMUNICATION SERVICES (10.2%)
  SBC Communications, Inc.                                                    13,208              630,682

CONSUMER CYCLICAL (20.2%)
  Eastman Kodak Company                                                       15,488              609,840
  General Motors Corporation                                                  12,350              629,100
                                                                                          ----------------
                                                                                                1,238,940
CONSUMER STAPLE (10.0%)
  Philip Morris Companies, Inc.                                               13,938              613,272

ENERGY (10.1%)
  Exxon Mobil Corporation                                                      7,168              623,168

FINANCIAL (9.7%)
  J.P. Morgan & Company, Inc.                                                  3,601              595,965
                                                                                          ----------------

TOTAL COMMON STOCKS (Cost $6,099,857)                                                           6,144,832
                                                                                          ----------------
TOTAL INVESTMENTS (100.0%)                                                                 $    6,144,832
                                                                                          ================

OTHER INFORMATION:
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 2000 aggregated $676,672 and $6,954,476, respectively. At December 31, 2000, net unrealized appreciation for tax purposes aggregated $44,975 of which $765,191 related to appreciated investments and $720,216 related to depreciated investments. The aggregate cost of investments was the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

            Separate Account Ten of Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2000

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Separate Account Ten of Integrity Life Insurance Company (the "Separate Account") was established as of February 4, 1998. The Separate Account is registered under the Investment Company Act of 1940 as a management investment company. Contributions to the Separate Account are currently limited to PINNACLE contract holders and SYNDICATED SELECT TEN PLUS contract holders. PINNACLE and SYNDICATED SELECT TEN PLUS are flexible premium variable annuity products issued by Integrity Life Insurance Company ("Integrity"). The Separate Account is currently divided into four divisions: Select Ten Plus Division - March, Select Ten Plus Division - June, Select Ten Plus Division - September, and Select Ten Plus Division - December (the "Division(s)"). Each Division is a non-diversified investment company that invests directly in securities. The Divisions seek total return by acquiring the ten highest yielding stocks in the Dow Jones Industrial Average in equal weights and holding them for approximately twelve months. Each Division is open for new investments on only one day of each year. The twelve month holding period begins on the last day of the month for which the Division is named. For example, the Select Ten Plus Division - March invests only on the last business day of March each year. The assets of the Separate Account are owned by Integrity.

Touchstone Securities, Inc. ("Touchstone Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes units of the Separate Account. Touchstone Advisors, Inc. ("Touchstone Advisors"), an investment adviser registered under the Investment Advisers Act of 1940, provides management services to the Separate Account pursuant to a management agreement. National Asset Management Corporation ("National Asset"), an investment adviser registered under the Investment Advisers Act of 1940, serves as the sub-adviser of the Divisions pursuant to a sub-advisory agreement.

The Western and Southern Life Insurance Company ("W&S") is the ultimate parent of Integrity, Touchstone Advisors and Touchstone Securities. ARM Financial Group, Inc. ("ARM") was the parent of Integrity prior to March 3, 2000. In addition, prior to March 3, 2000, ARM Securities Corporation and Integrity Capital Advisors, Inc. were the principal underwriter and investment adviser to the Separate Account, respectively. (See Note 4.)

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

            Separate Account Ten of Integrity Life Insurance Company

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITY VALUATION

Common stocks are valued at the last sale price on the exchange on which they are primarily traded.

SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date net of brokerage fees, commissions and transfer fees. Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued daily. Realized gains and losses on sales of investments are determined on the basis of the first-in, first-out method for all of the Divisions.

FEDERAL INCOME TAX MATTERS

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.       EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Divisions at an annual rate of 1.20% and 0.15% of average daily net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the contract holder's account value is less than $50,000 at the end of any participation year prior to the contract holder's retirement date (as defined by the contract).

            Separate Account Ten of Integrity Life Insurance Company

3.       INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Touchstone Advisors serves as investment adviser for the Divisions and National Asset serves as the sub-adviser for the Divisions. For providing investment management services to the divisions, Touchstone Advisors receives a monthly fee based on an annual rate of 0.50% of each Division's average daily net assets. Touchstone Advisors, not the Separate Account, pays sub-advisory fees to National Asset based on the average daily net assets of the Divisions. Fees under the sub-advisory agreement are paid at an annual rate of 0.10% of average daily net assets up to $100 million and 0.05% of average daily net assets in excess of $100 million.

Touchstone Advisors has agreed to reimburse each Division for operating expenses (excluding investment advisory and management fees and mortality and expense risk and administrative charges) above an annual rate of 0.35% of the Divisions' average net assets.

Certain officers and directors of the Separate Account are also officers of Touchstone Securities, Touchstone Advisors, and Integrity. The Separate Account does not pay any amounts to compensate these individuals.

4.       EVENTS RELATING TO INTEGRITY

On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. On December 17, 1999, ARM announced that it had signed a definitive agreement whereby W&S would acquire ARM's insurance subsidiaries, Integrity and National Integrity Life Insurance Company. The transaction closed on March 3, 2000. ARM Securities Corporation and Integrity Capital Advisors, Inc. ceased to be affiliated with Integrity subsequent to March 3, 2000 when the acquisition by W&S was complete. In conjunction with the acquisition, Touchstone Securities became the principal underwriter of variable annuities for Integrity and Touchstone Advisors became the investment adviser for the Separate Account.

W&S is part of the Western-Southern Enterprise, a financial services group which also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group exceed $20 billion. W&S is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

                              Financial Statements,
                                (Statutory Basis)

                                 Integrity Life
                                Insurance Company

                     Years Ended December 31, 2000 and 1999
                      with Report of Independent Auditors

                        Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)

                     Years Ended December 31, 2000 and 1999

                                    Contents

Report of Independent Auditors.................................................1

Audited Financial Statements

Balance Sheets (Statutory Basis)...............................................2
Statements of Operations (Statutory Basis).....................................4
Statements of Changes in Capital and Surplus (Statutory Basis).................5
Statements of Cash Flows (Statutory Basis).....................................6
Notes to Financial Statements (Statutory Basis)................................8

                         Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 2000 and 1999, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Integrity Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

April 6, 2001                                                  /s/ Ernst & Young
Cincinnati, Ohio

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)

                                                                 December 31,
                                                           2000               1999
                                                       -------------------------------
                                                               (In thousands)
Admitted assets
Cash and invested assets:
   Bonds                                               $ 1,422,318        $ 1,363,174
   Preferred stocks and non-affiliated common stock         80,431             75,828
   Investment in common stock of subsidiary                 72,422             55,179
   Mortgage loans                                           21,318              8,935
   Policy loans                                            107,400            104,194
   Cash and short-term investments                          21,608            177,279
   Other invested assets                                    20,590             50,405
                                                       ------------------------------
Total cash and invested assets                           1,746,087          1,834,994

Separate account assets                                  1,526,535          1,657,370
Accrued investment income                                   34,490             35,912
Reinsurance balances receivable                                360                101
Other admitted assets                                       18,819             14,769

                                                       ------------------------------
Total admitted assets                                  $ 3,326,291        $ 3,543,146
                                                       ==============================

                                                                  December 31,
                                                             2000             1999
                                                         ------------------------------
                                                                (In thousands)
Liabilities and capital and surplus
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                          $ 1,591,106       $ 1,712,587
      Unpaid claims                                              146               120
      Deposits on policies to be issued, net                     747               766
                                                         -----------------------------
    Total policy and contract liabilities                  1,591,999         1,713,473

    Separate account liabilities                           1,498,535         1,657,370
    Accounts payable and accrued expenses                      9,533             2,009
    Transfers from separate accounts due, net                (33,165)          (34,299)
    Reinsurance balances payable                                 915             1,561
    Payable for securities                                     5,440                 -
    Asset valuation reserve                                   22,024            24,942
    Interest maintenance reserve                              23,357            26,706
    Other liabilities                                         19,143            66,772
                                                         -----------------------------
Total liabilities                                          3,137,781         3,458,534

Capital and surplus:
    Common stock, $2 par value, 1,500,000 shares
      authorized, issued and outstanding                       3,000             3,000
    Paid-in surplus                                          294,330           173,506
    Unassigned deficit                                      (108,820)          (91,894)
                                                         -----------------------------
Total capital and surplus                                    188,510            84,612
                                                         -----------------------------
Total liabilities and capital and surplus                $ 3,326,291       $ 3,543,146
                                                         =============================

See accompanying notes.

                        Integrity Life Insurance Company

                   Statements of Operations (Statutory Basis)

                                                                                 Year ended December 31,
                                                                                 2000              1999
                                                                              ----------------------------
                                                                                     (In thousands)
Premiums and other revenues:
    Premiums and annuity considerations                                       $  13,365        $   19,316
    Deposit-type funds                                                          179,266           576,356
    Net investment income                                                       133,428           250,298
    Amortization of the interest maintenance reserve                              1,461             2,080
    Separate account net gains (losses) from operations
      (excluding unrealized gains and losses)                                    (9,996)           26,600
    Reserve adjustments on reinsurance ceded                                    (10,935)          210,442
    Fees from management of separate account mutual funds                        14,627            15,827
    Surrender charges                                                             6,462             8,064
    Other revenues                                                                3,703            15,207
    Gain on settlement of notes payable                                          22,716                 -
                                                                              ---------------------------
Total premiums and other revenues                                               354,097         1,124,190

Benefits paid or provided:
    Death benefits                                                                5,984             6,588
    Annuity benefits                                                             79,598           183,245
    Surrender benefits                                                          438,338         1,245,928
    Interest on funds left on deposit                                               299            92,441
    Payments on supplementary contracts                                          14,962            13,155
    Increase (decrease) in reserves and deposit fund liabilities               (135,066)           32,323
                                                                              ---------------------------
Total benefits paid or provided                                                 404,115         1,573,680

Insurance and other expenses:
    Commissions                                                                  11,512            34,299
    General expenses                                                             27,803            28,602
    Taxes, licenses and fees                                                      1,371             2,627
    Net transfers from separate accounts                                       (101,428)         (511,329)
    Other expenses                                                                2,897           192,588
                                                                              ---------------------------
Total insurance and other expenses                                              (57,845)         (253,213)
                                                                              ---------------------------
Gain (loss) from operations before federal income taxes and
    net realized capital gains                                                    7,827          (196,277)

Federal income tax (benefit) expense                                             (7,552)            2,706
                                                                              ---------------------------
Gain (loss) from operations before net realized capital gains                    15,379          (198,983)

Net realized capital gains (losses), excluding realized capital gains (losses), net of tax, transferred to the interest
    maintenance reserve (2000-$(1,888); 1999-$(137,773))                         (7,117)            8,284
                                                                              ---------------------------
Net income (loss)                                                             $   8,262        $ (190,699)
                                                                              ===========================

See accompanying notes.

                        Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 2000 and 1999

                                                Common         Paid-in            Unassigned           Total Capital
                                                Stock          Surplus         Surplus (Deficit)        and Surplus
                                             ------------------------------------------------------------------------
                                                                      (In thousands)
Balance, January 1, 1999                       $ 3,000        $ 122,006            $ 121,682             $ 246,688
Net loss                                                                            (190,699)             (190,699)
Net change in unrealized gain
    of subsidiary                                                                     (4,324)               (4,324)
Net change in nonadmitted assets
     and related items                                                                  (589)                 (589)
Change in reserve (change
    in valuation basis)                                                                3,000                 3,000
Decrease in asset valuation reserve                                                    9,636                 9,636
Change in surplus in
    separate accounts                                                                (26,600)              (26,600)
Capital contribution, net                                        51,500                                     51,500
Dividends to shareholder                                                              (4,000)               (4,000)
                                             ---------------------------------------------------------------------
Balance, December 31, 1999                       3,000          173,506              (91,894)               84,612

Net income                                                                             8,262                 8,262
Net change in unrealized gain
    of subsidiary                                                                    (24,581)              (24,581)
Net change in nonadmitted
    assets and related items                                                             641                   641
Change in reserve (change
    in valuation basis)                                                              (14,162)              (14,162)
Decrease in asset valuation reserve                                                    2,918                 2,918
Change in surplus in
    separate accounts                                                                  9,996                 9,996
Capital contribution                                            120,824                                    120,824
                                             ---------------------------------------------------------------------
Balance, December 31, 2000                     $ 3,000        $ 294,330            $(108,820)            $ 188,510
                                             =====================================================================

See accompanying notes.

                        Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)

                                                                      Year Ended December 31,
                                                                      2000              1999
                                                                   ----------------------------
                                                                         (In thousands)
Operations:
    Premiums, policy proceeds and other
      considerations received                                      $ 192,631       $   595,672
    Net investment income received                                   130,341           261,225
    Commission and expense allowances received (paid)
      on reinsurance ceded                                            (9,377)          222,417
    Benefits paid                                                   (539,155)       (1,449,145)
    Insurance expenses paid                                          (33,162)          (67,022)
    Other income received net of other expenses paid                  42,477             2,080
    Net transfers from separate accounts                              74,563           536,663
    Federal income taxes recovered (paid)                              4,998           (10,689)
                                                                   ---------------------------
Net cash provided by (used in) operations                           (136,684)           91,201

Investment activities:
Proceeds from sales, maturities, or repayments
    of investments:
      Bonds                                                          253,283         1,195,883
      Preferred stocks                                                     -            34,428
      Mortgage loans                                                     957             2,784
      Other invested assets                                           30,606            19,918
      Net gains (losses) on cash and short-term investments              (14)               18
      Profit on sale or maturity of derivative instruments                 -            13,633
      Miscellaneous proceeds                                               -             2,676
                                                                   ---------------------------
Total investment proceeds                                            284,832         1,269,340
Benefits recovered on capital gains                                        -             1,077
                                                                   ---------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                   284,832         1,270,417

                        Integrity Life Insurance Company

                                                                            Year Ended December 31,
                                                                            2000              1999
                                                                         ----------------------------
                                                                                (In thousands)
Cost of investments acquired:
    Bonds                                                                  321,418         1,589,428
    Preferred and common stocks                                                  -            70,728
    Mortgage loans                                                          13,340                 -
    Other invested assets                                                        -            19,112
    Miscellaneous applications                                                   -               813
                                                                         ---------------------------
Total cost of investments acquired                                         334,758         1,680,081
Net increase in policy loans and premium notes                               3,206             1,889
                                                                         ---------------------------
Net cash used in investment activities                                     (53,132)         (411,553)

Financing and miscellaneous activities:
Other cash provided:
    Capital and surplus paid-in                                            120,824            51,500
    Seed redemption from separate account                                        -            22,500
    Cash from term loans                                                         -            19,152
    Other sources                                                            8,508            13,263
                                                                         ---------------------------
Total other cash provided                                                  129,332           106,415

Other cash applied:
    Dividends to shareholder                                                     -             4,000
    Other applications, net                                                 95,187            16,858
                                                                         ---------------------------
Total other cash applied                                                    95,187            20,858
                                                                         ---------------------------
Net cash provided by financing and
    miscellaneous activities                                                34,145            85,557
                                                                         ---------------------------

Net decrease in cash and short-term investments                           (155,671)         (234,795)

Cash and short-term investments at beginning of year                       177,279           412,074
                                                                         ---------------------------
Cash and short-term investments at end of year                           $  21,608        $  177,279
                                                                         ===========================

See accompanying notes.

                        Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                                December 31, 2000

1. Organization and Accounting Policies

Organization

Integrity Life Insurance Company (the "Company") and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), are indirect wholly owned subsidiaries of The Western and Southern Life Insurance Company ("W&S"). The Company, domiciled in the state of Ohio and currently licensed in 47 states and the District of Columbia, and National Integrity specialize in the asset accumulation business with particular emphasis on retirement savings and investment products.

On March 3, 2000, W&S acquired the Company and National Integrity from ARM Financial Group, Inc. ("ARM") pursuant to a purchase agreement dated December 17, 1999 ("Purchase Agreement"). Under the terms of the Purchase Agreement, the purchase price of $119.3 million was placed into a recoverable escrow account and is subject to a number of downward price adjustments. These price adjustments relate primarily to an indemnification of losses from the sales or deemed sales of certain securities owned by the Company and National Integrity. As of December 31, 2000, the Company has recovered $47.5 million from the escrow account related to the sales of these securities.

Subsequent to March 3, 2000, the Company and National Integrity have been assigned an AAA (Extremely Strong) rating for financial strength by Standard and Poor's, AAA (Highest) for claims paying ability from Duff & Phelps', A (Excellent) for financial strength from A.M. Best and Aa2 (Excellent) for financial strength by Moody's Investor Services.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

Investments

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost,

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks would be based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus. Under GAAP, a valuation allowance would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such decline would be charged to earnings.

Subsidiary

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, would be deferred and amortized generally in proportion to the emergence of gross profits over the estimated terms of the underlying policies.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Nonadmitted Assets

Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Premiums and Benefits

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received would be accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value would be accounted for as a return of deposit instead of benefit expense.

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Federal Income Taxes

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Guaranty Fund Assessments

Guaranty fund assessments are accrued when the Company receives notice that an assessment is payable. Under GAAP, guaranty fund assessments would be accrued at the time the events occur on which assessments are expected to be based.

Statements of Cash Flows

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                           Year Ended December 31,
                                                                            2000            1999
                                                                         --------------------------
                                                                               (In thousands)
Net income (loss) as reported in the accompanying statutory basis
   financial statements                                                  $   8,262       $(190,699)

Deferred policy acquisition costs, net of amortization                       7,851          12,357
Adjustments to customer deposits                                            20,063         (10,053)
Adjustments to invested asset carrying values at acquisition date           10,876            (810)
Amortization of value of insurance in force                                (33,607)         (5,629)
Amortization of interest maintenance reserve                                (1,337)         (2,080)
Amortization of goodwill                                                    (1,313)             (7)
Adjustments for realized investment gains/losses                             4,415         (79,279)
Adjustments for federal income tax expense                                       -         (45,797)
Investment in subsidiary                                                      (845)         (1,500)
Other                                                                      (14,037)         36,739
                                                                         -------------------------

Net income (loss), GAAP basis                                            $     328       $(286,758)
                                                                         =========================

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

                                                                           Year Ended December 31,
                                                                            2000            1999
                                                                         --------------------------
                                                                               (In thousands)
Capital and surplus as reported in the accompanying statutory basis
   financial statements                                                  $ 188,510       $  84,612

Adjustments to customer deposits                                          (155,988)       (151,448)
Adjustments to invested asset carrying values at acquisition date         (175,477)        (25,667)
Asset valuation reserve and interest maintenance reserve                    45,381          51,648
Value of insurance in force                                                232,223          24,193
Goodwill                                                                    61,710               -
Deferred policy acquisition costs                                            7,851          93,762
Adjustments to investment in subsidiary excluding net unrealized
   gains (losses)                                                          (31,443)         28,321
Net unrealized losses on available-for-sale securities                     (47,725)       (202,554)
Other                                                                      (22,668)        (25,054)
                                                                         -------------------------

Stockholder's equity (deficit), GAAP basis                               $ 102,374       $(122,187)
                                                                         =========================

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

      Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Preferred stocks are reported at cost.

Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains and losses are reported in unassigned surplus without any adjustment for federal income taxes.

The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method. Changes in admitted asset carrying amounts for bonds, preferred stocks, non-affiliated common stocks and mortgage loans are credited or charged directly to unassigned surplus.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Interest on funds left on deposit represents, for 1999 only, interest credited on funding agreements and GIC deposit fund liabilities. Interest credited on all other life and annuity reserves is included as a component of annuity or surrender benefits.

Reinsurance

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Permitted Statutory Accounting Practices

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual

                        Integrity Life Insurance Company

2. Permitted Statutory Accounting Practices (continued)

and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual is effective January 1, 2001 and the State of Ohio has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual, as modified by the Ohio Department of Insurance, will be reported as an adjustment to surplus as of January 1, 2001. The implementation of Codification will have a negative effect on statutory surplus due primarily to writedowns for investment asset impairments. Although the effect on statutory surplus is negative, management expects the Company to remain in compliance with all regulatory and contractual obligations.

3. Investments

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                        Cost or             Gross           Gross
                                       Amortized         Unrealized      Unrealized
                                          Cost              Gains           Losses         Fair Value
                                      ----------------------------------------------------------------
                                                                (In thousands)
At December 31, 2000:
Mortgage-backed securities            $  344,729            $   60         $ 56,503        $  288,286
Corporate securities                     899,590             3,771           74,890           828,471
Asset-backed securities                  135,205                 -           27,191           108,014
U.S. Treasury securities and
   obligations of U.S. government
   agencies                               35,548               171                -            35,719
Foreign governments                        3,406                 -              115             3,291
States and political subdivisions          3,840                 -                -             3,840
                                      ---------------------------------------------------------------
Total bonds                           $1,422,318            $4,002         $158,699        $1,267,621
                                      ===============================================================

                        Integrity Life Insurance Company

3. Investments (continued)

                                         Cost or             Gross           Gross
                                        Amortized         Unrealized      Unrealized
                                           Cost              Gains           Losses         Fair Value
                                      -----------------------------------------------------------------
                                                                (In thousands)
At December 31, 1999
Mortgage-backed securities            $  351,180            $  382          $     -        $  351,562
Corporate securities                     827,300             3,933           47,704           783,529
Asset-backed securities                  131,566                 -            4,010           127,556
U.S. Treasury securities and
   obligations of U.S. government
   agencies                               41,562               360            1,638            40,284
Foreign governments                        7,671                 -              371             7,300
States and political subdivisions          3,895               159                -             4,054
                                      ---------------------------------------------------------------
Total bonds                           $1,363,174            $4,834          $53,723        $1,314,285
                                      ===============================================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 2000 and 1999, the fair value of investments in bonds includes $0.8 billion and $0.9 billion, respectively, of bonds that were valued at amortized cost.

                        Integrity Life Insurance Company

3. Investments (continued)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                                                     Cost or
                                                    Amortized            Fair
                                                       Cost              Value
                                                   -----------------------------
                                                         (In thousands)
Years to maturity:
   One or less                                     $    1,102        $    1,111
   After one through five                             125,466           122,258
   After five through ten                             175,899           173,005
   After ten                                          639,917           574,947
   Asset-backed securities                            135,205           108,014
   Mortgage-backed securities                         344,729           288,286
                                                   ----------------------------

Total                                              $1,422,318        $1,267,621
                                                   ============================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from the sales of investments in bonds during 2000 and 1999 were $253.3 million, and $4.6 billion, which, for 1999 only, included $3.4 billion of assets recaptured by General American Life Insurance Company (see Note 5); gross gains of $432,425 and $6.9 million, and gross losses of $9.3 and $202.2 million were realized on those sales, respectively.

At December 31, 2000 and 1999, bonds with an admitted asset value of $6,988,000 and $5,651,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                        Integrity Life Insurance Company

3. Investments (continued)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                                     Gross                Gross
                                                  Unrealized            Unrealized
                                     Cost            Gains                Losses        Fair Value
                                    --------------------------------------------------------------
                                                            (In thousands)
At December 31, 2000:
   Subsidiary                       $17,823           $54,599             $   -           $72,422
                                    =============================================================

At December 31, 1999:
   Subsidiary                       $17,823           $37,356             $   -           $55,179
                                    =============================================================

Historically, in 1999 the Company's mortgage loan portfolio was primarily comprised of commercial and agricultural loans. During 2000, the Company made $13.3 million of new investments in commercial mortgage loans. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 2000, the Company held no mortgages with interest more than one year past due. During 2000, excluding adjustments on adjustable rate mortgages, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

                        Integrity Life Insurance Company

3. Investments (continued)

Major categories of the Company's net investment income are summarized as follows:

                                                        Year Ended December 31,
                                                        2000             1999
                                                     ---------------------------
                                                           (In thousands)
Income:
   Bonds                                             $ 111,140        $ 229,082
   Preferred stocks                                      6,349            5,027
   Mortgage loans                                        1,004              850
   Policy loans                                          7,932            7,873
   Cash and short-term investments                       8,559            8,697
   Other investment income                                 927            2,760
                                                     --------------------------
Total investment income                                135,911          254,289

Investment expenses                                     (2,483)          (2,977)
Interest expense on repurchase agreements                    -           (1,014)
                                                     --------------------------

Net investment income                                $ 133,428        $ 250,298
                                                     ==========================

4. Derivative Instruments

The Company offers equity-indexed products through its separate accounts that meet consumer demand for equity investments with downside protection. After the acquisition on March 3, 2000, the Company closed out its position of S&P 500 futures contracts and purchased over-the-counter call options from Citibank N.A., New York, and custom-tailored options from W&S. These options are recorded at market value. Unrealized market value gains and losses on the option contracts are recorded in the separate account statements of operations to hedge against the Company's obligation to pay equity-indexed returns to policyholders.

                        Integrity Life Insurance Company

4. Derivative Instruments (continued)

During 1998, the Company entered into total yield swap transactions with two former affiliates of the Company, 312 Certificate Company ("312CC") and 212 Certificate Company ("212CC"). 312CC and 212CC were established as special purpose entities to offer privately placed institutional face-amount certificates. These swaps were considered off-balance sheet items.

The swap transactions generally provided that the Company pay an amount that approximated the interest credited to be paid to certificate holders plus outside credit enhancement fees and received the book income of the 312CC and 212CC investment portfolios, less investment advisory expenses. The Company accounted for the swap activity in its guaranteed separate account. During 1999, the Company recorded approximately $2.3 million and $1.4 million of net investment income from 312CC and 212CC, respectively in its separate account statement of operations.

During 1999, certain events caused the 312CC and 212CC institutional face-amount certificates to be paid prior to their stated maturity dates. At the payment dates, the fair value of the 312CC and 212CC investment portfolios were less than account value, as such, the swap transactions provided that the Company contribute the difference. Accordingly, expense charges of approximately $13.8 million and $23.7 million were recognized to terminate the swap transactions with 312CC and 212CC, respectively. As of December 31, 1999, the Company had notes payable outstanding of $7.8 million and $16.4 million for the above described swap transactions for 312CC and 212CC, respectively. Under the terms of the Purchase Agreement, the notes payable were forgiven or paid off on March 3, 2000.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

5. Reinsurance

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable

                        Integrity Life Insurance Company

5. Reinsurance (continued)

annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                       Year Ended December 31,
                                                        2000             1999
                                                     ---------------------------
                                                           (In thousands)
Direct premiums and amounts assessed
  against policyholders                              $ 195,202        $ 562,982
Reinsurance assumed                                        735          271,144
Reinsurance ceded                                       (3,306)        (238,454)
                                                     --------------------------
Net premiums, annuity considerations and
  deposit-type funds                                 $ 192,631        $ 595,672
                                                     ==========================

In 2000, the Company assumed $734,602 of Variable Life Insurance (VLI) premiums from a modified-coinsurance agreement with Safeco Life Insurance Company and in 1999, the Company assumed $271.0 million in funding agreement and GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

Reinsurance and Funding Agreement Recapture

As part of an institutional restructuring on August 3, 1999, the Company and General American Life Insurance Company ("General American") completed a transaction whereby General American recaptured approximately $3.4 billion of assets and related liabilities (GICs and funding agreements) previously ceded through a reinsurance agreement to the Company (the "Transaction"). The Transaction, which terminated the reinsurance and related agreements, including a marketing partnership agreement, was effective as of July 26, 1999. These assets and related liabilities were part of a joint product development, marketing and reinsurance relationship with General American involving funding agreements and GICs.

As a result of the Transaction, the Company recorded a loss on reinsurance recapture of approximately $146 million during the third quarter of 1999 primarily due to interest rate related decreases in the fair value of investment securities recaptured by General American.

                        Integrity Life Insurance Company

Reinsurance and Funding Agreement Recapture (continued)

Surplus was reduced by approximately $95 million on this transaction as a $51.5 million capital contribution was made by ARM to the Company as part of the Transaction. In addition, the Company recorded a loss and reduction in surplus of approximately $40 million to discharge an institutional liability in its separate accounts. The Company does not intend to pursue additional institutional spread or institutional fee business, nor does the Company have any remaining institutional business outstanding.

6. Federal Income Taxes

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations with current benefit being given for the use of National Integrity's losses and credits in the consolidated return.

The federal income tax provision reflects an effective tax rate different than the prevailing federal income tax rate due in part to various exclusions and special deductions available to life insurance companies. Following is a reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the statements of operations:

                                                                         Year Ended December 31,
                                                                           2000           1999
                                                                         ------------------------
                                                                              (In thousands)
     Federal income tax expense (benefit) computed at statutory rate      $ 2,739       $(62,697)

     Amortization of value of insurance in force                           (2,365)        (2,365)
     Adjustment to statutory reserves for tax purposes                      2,590          3,216
     Forgiveness of debt - Sec. 108(a)(1)(B)                               (7,951)             -
     Bond discount accrual                                                 (2,121)        (2,729)
     Deferred acquisition costs recorded for tax purposes                    (328)         1,097
     Amortization of interest maintenance reserve                            (511)          (728)
     Other                                                                    395          2,567
     Reinsurance recapture                                                      -         64,345

                                                                          ----------------------
     Federal income tax expense (benefit)                                 $(7,552)      $  2,706
                                                                          ======================

                        Integrity Life Insurance Company

6. Federal Income Taxes (continued)

The Company made tax payments in the amount of $8.6 million in 1999 (none in 2000).

7. Surplus

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from earned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory capital and surplus as of December 31, 2000 or (ii) the Company's statutory net income for the preceding year. The Company may not pay any dividends during 2001 without prior approval.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 2000, the Company did not receive any dividends from National Integrity.

Life/health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2000 and 1999, the Company meets the RBC requirements.

                        Integrity Life Insurance Company

8. Annuity Reserves

At December 31, 2000, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                          Amount            Percent
                                                                       -----------------------------
                                                                       (In thousands)
   Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                        $  454,480             16.4%
     At book value less surrender charge of 5% or more                      402,194             14.5%
     At market value                                                        932,508             33.7%
                                                                       -----------------------------
   Total with adjustment or at market value                               1,789,182             64.6%
   Subject to discretionary withdrawal (without adjustment) at book
     value with minimal or no charge or adjustment                          334,323             12.1%
   Not subject to discretionary withdrawal                                  644,938             23.3%
                                                                       -----------------------------
   Total annuity reserves and deposit fund liabilities (before
     reinsurance)                                                         2,768,443            100.0%
                                                                                             =======
   Less reinsurance ceded                                                   (19,185)
                                                                         ----------
  Net annuity reserves and deposit fund liabilities                      $2,749,258
                                                                         ==========

                        Integrity Life Insurance Company

9. Separate Accounts

The Company's guaranteed separate accounts include indexed products (i.e., equity-indexed annuities) and non-indexed products and options (i.e., guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's non guaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Assets held in separate accounts are carried at estimated fair values. Information regarding the separate accounts of the Company as of and for the year ended December 31, 2000 is as follows:

                                          Separate Accounts with
                                                 Guarantees
                                         --------------------------
                                                          Nonindexed      Nonguaranteed
                                                          Guaranteed         Separate
                                         Indexed         More than 4%        Accounts         Total
                                         --------------------------------------------------------------
                                                            (In thousands)
Premiums, deposits and other
   considerations                        $  1,667          $ 72,857          $102,104       $  176,628
                                         =============================================================

Reserves for separate accounts with
   assets at fair value                  $100,912          $422,455          $956,317       $1,479,684
                                         =============================================================

Reserves for separate accounts by
  withdrawal characteristics:
     Subject to discretionary
       withdrawal (with adjustment):
         With market adjustment           $51,362          $403,119          $      -       $  454,481
         At book value without market
           value adjustment and with
           current surrender charge of
           5% or more                           -            19,336                 -           19,336
         At market value                        -                 -           956,317          956,317
                                         -------------------------------------------------------------
     Total with adjustment or at market    51,362           422,455           956,317        1,430,134
       value
     Not subject to discretionary
       withdrawal                          49,550                 -                 -           49,550
                                         -------------------------------------------------------------
Total separate accounts reserves         $100,912          $422,455          $956,317       $1,479,684
                                         =============================================================

                        Integrity Life Insurance Company

9. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2000 and 1999 is presented below:

                                                              2000            1999
                                                           -------------------------
                                                                 (In thousands)
Transfers as reported in the Summary of Operations of
  the Separate Accounts Statement:
     Transfers to separate accounts                        $ 176,628       $ 235,977
     Transfers from separate accounts                       (279,386)       (748,943)
                                                           -------------------------
Net transfers from separate accounts                        (102,758)       (512,966)

Reconciling adjustments:
Policy deductions and other expense reported as other
  revenues                                                     1,330           1,637
                                                           -------------------------

Transfers as reported in the Summary of Operations         $(101,428)      $(511,329)
                                                           =========================

10. Fair Values of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                        Integrity Life Insurance Company

10. Fair Value of Financial Instruments (continued)

                                                        December 31, 2000                  December 31, 1999
                                                  ----------------------------------------------------------------
                                                   Carrying             Fair          Carrying             Fair
                                                    Amount             Value           Amount             Value
                                                  ----------------------------------------------------------------
                                                                          (In thousands)
Assets:
   Bonds                                          $1,422,318        $1,212,490       $1,363,174        $1,171,131
   Preferred stocks                                   80,431            79,380           75,828            66,369
   Mortgage loans                                     21,318            21,318            8,935             8,935
   Cash and short-term investments                    21,608            21,608          177,279           177,279
   Separate account assets                         1,526,535         1,526,535        1,657,370         1,657,370

Liabilities:
   Life and annuity reserves for
     investment-type contracts and deposit
     fund liabilities                             $1,295,299        $1,313,733       $1,408,722        $1,397,952
   Separate accounts annuity reserves              1,455,875         1,453,631        1,588,589         1,573,192

Bonds and Preferred Stocks

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

Mortgage Loans, Cash and Short-term Investments and Separate Account Assets

The carrying amounts of mortgage loans, cash and short-term investments and separate account assets approximate their fair value.

Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities

The fair values of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair values of deposit fund liabilities and the remaining annuity reserves are primarily based on the cash

                        Integrity Life Insurance Company

10. Fair Value of Financial Instruments (continued)

surrender values of the underlying contracts.

Separate Account Annuity Reserves

The fair value of separate account annuity reserves for investment-type products equals the cash surrender values.

11. Related Party Transactions

During 2000, the Company (i) received $105.8 million in capital contributions from W&S, (ii) received a $15.0 million capital contribution from ARM and (iii) recorded a $41.8 million capital contribution to National Integrity. The Company did not pay any dividends during 2000.

On March 3, 2000, W&S began performing certain administrative and special services for the Company to assist with its business operations. The services include tax compliance and reporting; payroll functions; administrative support services; and investment functions. Before March 3, 2000, certain administrative and special services were provided to the Company through Administrative and Investment Services agreements with ARM, the Company's former parent. During 2000, the Company paid $3.0 million and $1.1 million to ARM and Ft. Washington (a subsidiary of W&S), respectively, and received $6.0 million from National Integrity for charges for services in accordance with the requirements of applicable insurance law and regulations.

12. Concentration of Credit Risk

At December 31, 2000, the Company held unrated or less-than-investment grade bonds of $160.9 million with an aggregate fair value of $92.3 million. Those holdings amounted to 11% of the Company's investments in bonds and less than 5% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds. These evaluations are considered by the Company in their overall investment strategy.

At December 31, 2000, the Company held two commercial real estate mortgage loans totaling $13.3 million involving properties located in Kentucky and New Mexico. Such investment consist of first mortgage liens on completed income-producing properties.

                        Integrity Life Insurance Company

13. Direct Premiums Written by Managing General Agents/Third Party
    Administrators

The Company issued business through the following managing general agents in 2000:

                                                                                                               Total
                                                    Exclusive         Type of             Authority           Premiums
        Name and Address                EIN         Contract     Business Written          Granted            Written
--------------------------------------------------------------------------------------------------------------------------
Signature Financial Services
550 Pinetown Rd., Suite 208         ###-##-####        No         Fixed Annuities      Writing premium      $12,113,445
Ft. Washington,  PA  19034

The aggregate remaining premiums written by other managing general agents for 2000 was $15,827,799.

14. Other Items

Supervision Order

On August 20, 1999, the Ohio Department of Insurance issued a Supervision Order with respect to the Company. The Supervision Order was automatically extended until March 2, 2000, when it was released upon the close of the sale of the Company. Under the terms of the Supervision Order, the Company continued payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but was to receive written consent from the Ohio Department of Insurance for other payments including dividends to ARM. The Supervision Order also suspended the processing of surrenders of policies except in the cases of approved hardship.

Indemnified Realized Losses

Under the terms of the Purchase Agreement, W&S placed the entire $119.3 million purchase price in a recoverable escrow account ("Escrow Account") and identified certain securities as securities to be indemnified for statutory realized losses by ARM subsequent to the acquisition of the Company by W&S. As the assets in the escrow account were sold during 2000, W&S withdrew an amount from the Escrow Account equal to the statutory losses realized on the sold securities. The Escrow Account was to be drawn upon until either all of the identified securities were sold, or until the entire purchase price was recovered and the escrow balance was zero (see Note 15).

                        Integrity Life Insurance Company

Indemnified Realized Losses (continued)

In a separate agreement, W&S assigned the right to receive the recovery of the purchase price on indemnified securities to the Company. As of December 31, 2000, the Company had recovered $47.5 million from the Escrow Account as assigned by W&S. In accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance, the Company netted realized losses from the sale of securities in the Escrow Account with the related gain from indemnification. In addition, the interest maintenance reserve was not reduced by statutory realized losses from escrow assets sold during 2000 because those losses were netted with indemnification income.

15. Subsequent Event

On March 30, 2001, the Company received approximately $77.5 million related to the final settlement of the Escrow Account established under the terms of the Purchase Agreement with W&S (see Note 1). The $77.5 million was used to indemnify statutory realized losses from the deemed "sale or disposal" of the remaining escrow assets for the Company and National Integrity as of February 28, 2001.

16. Reconciliation of Annual Statement to Audited Financial Statements

Total admitted assets, net loss and total capital and surplus at December 31, 1999, as reported in the accompanying audited statutory basis financial statements, differ from the amount reported in the 1999 NAIC Annual Statement filed with insurance regulatory authorities as follows:

                                                           Total
                                                          Admitted                            Capital and
                                                           Assets             Net loss           Surplus
                                                         ------------------------------------------------
                                                                           (In Thousands)
Balance as of December 31, 1999 as reported
   in the NAIC Annual Statement                          $3,545,357           $188,488           $86,823
Reduction in federal income tax recoverable                  (2,211)             2,211            (2,211)
                                                         -----------------------------------------------
Balance as of December 31, 1999 as reported
   in the accompanying audited financial statements      $3,543,146           $190,699           $84,612
                                                         ===============================================

                                     PART C

                                OTHER INFORMATION


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(a)         FINANCIAL STATEMENTS INCLUDED IN PART A:

            Part 1 - Financial Information

            FINANCIAL STATEMENTS INCLUDED IN PART B:

            SEPARATE ACCOUNT II:

            Report of Independent Auditors
            Statement of Assets and Liabilities as of December 31, 2000 Statement of Operations for the Year Ended December 31, 2000 Statements of Changes in Net Assets for the Years Ended December 31, 2000 and 1999
            Notes to Financial Statements

            SEPARATE ACCOUNT TEN:

            Report of Independent Auditors
            Statement of Assets and Liabilities as of December 31, 2000 Statement of Changes in Net Assets for the Year Ended December 31, 2000 Statement of Operations for the Year Ended December 31, 2000 Notes to Financial Statements

            INTEGRITY LIFE INSURANCE COMPANY:

            Report of Independent Auditors
            Balance Sheets (Statutory Basis) as of December 31, 2000 and 1999 Statements of Income (Statutory Basis) for the Years Ended
                        December 31, 2000 and 1999
            Statements  of Changes in Capital and Surplus (Statutory Basis) for
                        the Years Ended December 31, 2000 and 1999
            Statements of Cash Flows (Statutory Basis) for the Years Ended
                        December 31, 2000 and 1999
            Notes to Financial Statements (Statutory Basis)

            (b)         EXHIBITS:

            The following exhibits are filed herewith:

            1. Resolutions of the Board of Directors of Integrity Life Insurance Company (INTEGRITY) and Certification of the Chief Executive Officer authorizing the establishment of Separate Account II, the Registrant. Incorporated by reference to Registrant's Form N-4 registration statement filed on August 24, 1992.

            2.          Not applicable.

            3.(a) Form of Selling/General Agent Agreement between Integrity and PaineWebber Incorporated. Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 registration statement on Form N-4 filed on November 9, 1992.

            3.(b) Form of Variable Contract Principal Underwriter Agreement with Touchstone Securities

                        Corporation. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

            4.(a) Form of trust agreement. Incorporated by reference to Registrant's Form N-4 registration statement filed on August 24, 1992.

            4.(b) Form of group variable annuity contract. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form N-4 registration statement filed on November 9, 1992.

            4.(c) Form of variable annuity certificate. Incorporated by reference to Registrant's N-4 registration statement filed on August 24, 1992.

            4.(d) Form of individual variable annuity contract. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51270), filed on November 9, 1992.

            4.(e) Forms of riders to certificate for qualified plans. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form N-4 registration statement filed on November 9, 1992.

            4.(f) Form of rider for use in certain states eliminating the Guarantee Period Options. Incorporated by reference to Form N-4 registration statement (File No. 33-56654).

            4.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

            5. Form of application. Incorporated by reference to post-effective amendment no. 1 to Form S-1 registration statement (File No. 33-51270).

            6.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 51268), filed on April 28, 1995.

            6.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on April 28, 1995.

            7.(a) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA). Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on April 28, 1995.

            7.(b) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

            8.(a) Form of Participation Agreement among Integrity Series Fund, Inc., Integrity Financial Services, Inc. and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed August 24, 1992.

            8.(b) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation ("FDC") and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Form N-4 registration statement of Separate Account I of Integrity (File No. 33-8903), filed on February 28, 1992.

            8.(c) Participation Agreement Among Variable Insurance Products Fund II, FDC and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Form N-4 registration statement of Separate Account I of Integrity (File No. 33-8903), filed on February 28, 1992.

            8.(d) Amendment No. 1 to Participation Agreements Among Variable Insurance Products Fund, Variable Insurance Products Fund II, FDC, and Integrity. Incorporated by reference from Form N-4 registration statement of Separate Account I of Integrity (File No. 33-56654), filed on May 1, 1996.

            8.(e) Participation Agreement Among Variable Insurance Products Fund III, FDC and Integrity, dated February 1, 1997. Incorporated by reference from Form N-4 registration statement of Separate Account I of Integrity (File No. 33-56658), filed on May 1, 1997.

            8.(f) Form of Participation Agreement Among BT Insurance Funds Trust, Bankers Trust Company and Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) filed on April 28, 1999.

            8.(g) Form of Participation Agreement Between Janus Aspen Series and Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on April 28, 1999.

            8.(h) Form of Participation Agreement Between JPM Series Trust II and Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on April 28, 1999.

            8.(i) Form of Participation Agreement Between Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and Integrity. Incorporated by reference to Registrant's Form N-4 registration statement (File No. 33-51268) on April 28, 1999.

            8.(j) Form of Participation Agreement (Service Shares) between Janus Aspen Series and National Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed April 24, 2000.

            8.(k) Form of Distribution and Shareholder Services Agreement (Service Shares) between Janus Distributors, Inc. and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed April 24, 2000.

            8.(l) Form of Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed April 24, 2000.

            8.(m) Form of Participation Agreement among Putnam Variable Trust, Putnam Mutual Fund Corp., Touchstone Securities, Inc. and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 333-44876) file November 13, 2000.

            8.(n) Form of Participation Agreement among Van Kampen Funds, Inc., Touchstone Securities, Inc. and Integrity, incorporated by reference to Registrant's registration statement. On Form N-4 (File No. 333-44876) filed November 13, 2000.

            9.          Opinion and Consent of Kevin L. Howard.

            10.         Consents of Ernst & Young LLP.

            11.         Not applicable.

            12.         Not applicable.

            13.         Schedule for computation of performance quotations.
                        Incorporated by reference to

                        Registrant's Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

            14.         Not applicable.

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

            Set forth below is information regarding the directors and principal officers of Integrity, the Depositor:



Directors:
----------
Name and Principal Business Address                     Position and Offices with Depositor
-----------------------------------                     ------------------------------------
John F. Barrett                                         Vice Chairman of the Board and Director
400 Broadway, Cincinnati, Ohio 45202

Dennis L. Carr                                          Director, Executive Vice President and Chief Actuary
515 W. Market, Louisville, Kentucky 40202

John R. Lindholm                                        Director and President
515 W. Market, Louisville, Kentucky 40202

Robert L. Walker                                        Director
400 Broadway, Cincinnati, Ohio 45202

William J. Williams                                     Chairman of the Board and Director
400 Broadway, Cincinnati, Ohio 45202

Donald J. Wuebbling                                     Director
400 Broadway, Cincinnati, Ohio 45202

Officers:
---------

John R. Lindholm*                                       President

Dennis L. Carr*                                         Executive Vice President & Chief Actuary

James G. Kaiser                                         Executive Vice President
333 Ludlow Street, Stamford, Connecticut 06902

Don W. Cummings*                                        Senior Vice President & Chief Financial Officer

William F. Ledwin                                       Senior Vice President & Chief Investment Officer
400 Broadway, Cincinnati, Ohio 45202

William H. Guth*                                        Senior Vice President

Edward J. Haines*                                       Senior Vice President

Kevin L. Howard*                                        Senior Vice President

Kenneth A. Palmer*                                      Senior Vice President

Jill R. Keinsley*                                       Senior Vice President

Scott Vincini                                           Senior Vice President, National Sales Manager
333 Ludlow Street, Stamford, Connecticut  06902



James J. Vance                                          Vice President & Treasurer
400 Broadway, Cincinnati, Ohio 45202

Joseph F. Vap*                                          Director, Financial Operations

Edward J. Babbitt                                       Secretary
400 Broadway, Cincinnati, Ohio 45202


* Principal Business Address:  515 West Market Street, Louisville, Kentucky
  40202

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INTEGRITY OR REGISTRANT

The Western and Southern Life Insurance Company ("WSLIC"); Ohio corporation

        Western-Southern Life Assurance Company ("WSLAC");
          Ohio corporation; 100% owned by WSLIC

               Courtyard Nursing Care, Inc.; Ohio corporation; 100%
                  owned by WSLAC; ownership and operation of real estate.

               IFS Financial Services, Inc. ("IFS"); Ohio corporation;
                  100% owned by WSLAC; development and marketing of financial products for distribution through financial institutions.

                  IFS Systems, Inc.; Delaware corporation; 100% owned by IFS;
                    development, marketing and support of software systems.

                  IFS Insurance Agency, Inc.; Ohio corporation; 99% owned by
                    IFS, 1% owned by William F. Ledwin; general insurance agency.

                  Touchstone Securities, Inc.; Nebraska corporation; 100% owned by IFS; securities broker-dealer.

                  Touchstone Advisors, Inc.; Ohio corporation; 100% owned by
                    IFS; registered investment adviser.

                  IFS Agency Services, Inc.; Pennsylvania corporation; 100%
                    owned by IFS; general insurance agency.

                  IFS Agency, Inc.; Texas corporation; 100% owned by an
                    individual; general insurance agency.

                  IFS General Agency, Inc.; Pennsylvania corporation; 100%
                    owned by William F. Ledwin; general insurance agency.

                  Fort Washington Brokerage Services, Inc.; Ohio corporation;
                    100% owned by IFS Financial Services, Inc.; registered investment advisor and broker dealer.

                  IFS Fund Distributors, Inc.; Ohio corporation; 100% owned
                    by IFS Financial Services, Inc.; registered broker dealer

                  Integrated Fund Services, Inc.; Ohio corporation; 100%
                    owned by IFS Financial Services, Inc.; registered transfer agent

        Integrity Life Insurance Company; Ohio corporation; 100% owned by WSLIC.

            National Integrity Life Insurance Company; New York corporation;
              100% owned by Integrity Life

              Insurance Company.

        Seasons Congregate Living, Inc.; Ohio corporation; 100% owned by WSLIC;
          ownership and operation of real estate.

        Latitudes at the Moors, Inc.; Florida corporation; 100% owned by WSLIC; ownership and operation of real estate.

        WestAd Inc.; Ohio corporation; 100% owned by WSLIC, general advertising, book-selling and publishing.

        Fort Washington Investment Advisors, Inc.; Ohio corporation; 100% owned by WSLIC; registered investment adviser.

          Todd Investment Advisors, Inc.; Kentucky corporation; 100% owned by Fort Washington Investment Advisors, Inc.; registered investment adviser.

            Fort Washington Brokerage Services, Inc.; Ohio corporation;
                100% owned by IFS Financial Services, Inc.; registered investment advisor and broker dealer.

            IFS Fund Distributors, Inc.; Ohio corporation; 100% owned by
                IFS Financial Services, Inc.; registered broker dealer

            Integrated Fund Services, Inc.; Ohio corporation; 100%
                owned by IFS Financial Services, Inc.; registered transfer agent

        Columbus Life Insurance Company; Ohio corporation; 100% owned by WSLIC;
          insurance.

          Colmain Properties, Inc.; Ohio corporation; 100% owned by
            Columbus Life Insurance Company; acquiring, owning, managing, leasing, selling real estate.

            Colpick, Inc.; Ohio corporation; 100% owned by Colmain
              Properties, Inc.; acquiring, owning, managing, leasing and selling real estate.

          CAI Holding Company, Inc.; Ohio corporation; 100% owned by Columbus Life Insurance Company; holding company.

            Capital Analysts Incorporated; Delaware
              corporation; 100% owned by CAI Holding
              Company; securities broker-dealer and
              registered investment advisor.

            Capital Analysts Agency, Inc.; Ohio corporation;
              99% owned by Capital Analysts Incorporated,
              1% owned by William F. Ledwin; general insurance agency.

            Capital Analysts Agency, Inc.; Texas corporation;
              100% owned by an individual who is a
              resident of Texas, but under contractual association with Capital Analysts
              Incorporated; general insurance agency.

            Capital Analysts Insurance Agency, Inc.; Massachusetts
              corporation; 100% owned by Capital Analysts
              Incorporated; general insurance agency.

          CLIC Company I; Delaware corporation; 100% owned by Columbus
             Life Insurance Company; holding company.

          CLIC Company II; Delaware corporation; 100% owned by Columbus
             Life Insurance Company; holding company.

        Eagle Properties, Inc.; Ohio corporation; 100% owned by WSLIC;
          ownership, development and management of real estate.

          Seasons Management Company; Ohio corporation; 100% owned by
            Eagle Properties, Inc.; management of real estate.

        Waslic Company II; Delaware corporation; 100% owned by WSLIC; holding company.

        WestTax, Inc.; Ohio corporation, 100% owned by WSLIC; preparation and electronic filing of tax returns.

        Florida Outlet Marts, Inc.; Florida corporation; 100% owned by WSLIC;
          ownership and operation of real estate.

        AM Concepts Inc.; Delaware corporation, 100% owned by WSLIC;
          venture capital investment in companies engaged in alternative marketing of financial products.

        Western-Southern Agency, Inc.; Ohio corporation; 99% owned by WSLIC;
          1% owned by William F. Ledwin; general insurance agency.

        Western-Southern Agency Services, Inc.; Pennsylvania corporation;
          100% owned by WSLIC; general insurance agency.

        W-S Agency of Texas, Inc.; Texas corporation; 100% owned by an individual; general insurance agency.

ITEM 27.   NUMBER OF CONTRACT OWNERS

           As of March 1, 2001 there were 7,510 contract owners of Separate Account II of Integrity.

ITEM 28.   INDEMNIFICATION

BY-LAWS OF INTEGRITY. Integrity's By-Laws provide, in Article V, as follows:

           Section 5.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

           (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

           (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

                  (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

           (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

           (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

                  (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                  (2) If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

                  (3)  By the Shareholders; or

                  (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

           Any determination made by the disinterested Directors under Article
           (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

           (e) (1) Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

                       (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

                       (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

                  (2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

           (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

           (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

ITEM 29.   PRINCIPAL UNDERWRITERS

       (a) Touchstone Securities is the principal underwriter for Separate Account II. Touchstone Securities also serves as an underwriter for Separate Account I and Ten of Integrity, Separate Accounts I and II of National Integrity Life Insurance Company, contracts issued under Western-Southern Life Assurance Company's Separate Accounts 1 and 2; The Legends Fund, Inc.; and for the shares of several series (Funds) of Touchstone Series Trust (formerly Select Advisors Trust A), Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Tax-Free Trust; each of which is affiliated with the Depositor. Integrity is the Depositor of Separate Accounts II, I, Ten and VUL.

(b) The names and business addresses of the officers and directors of, and their positions with, Touchstone Securities are as follows:


Directors:
----------
Name and Principal Business Address    Position and Offices with Touchstone Securities
-----------------------------------    ------------------------------------------------
 James N. Clark(1)                     Director

 Jill T. McGruder(3)                   Director, Chief Executive Officer and President

 Edward S. Heenan(1)                   Director and Controller

 William F. Ledwin(1)                  Director

 Donald J. Wuebbling(1)                Director

Officers:
---------
 Jill T McGruder(3)                    President and CEO

 Richard K. Taulbee(1)                 Vice President

 Robert F. Morand(1)                   Secretary



 Patricia Wilson(3)                    Chief Compliance Officer

 Edward S. Heenan(1)                   Controller

 James J. Vance(1)                     Vice President and Treasurer

 Robert F. Morand(1)                   Secretary

 Terrie A. Wiedenheft(3)               Chief Financial Officer

 Don W. Cummings(2)                    Vice President

 Elaine M. Reuss(1)                    Assistant Treasurer

 Jospeh Vap(2)                         Assistant Treasurer

 David L. Anders(2)                    Assistant Vice President

 Laurel S. Durham(2)                   Assistant Vice President

 Lisa C. Heffley(2)                    Assistant Vice President

 Patricia L. Tackett(2)                Assistant Vice President

 Mark Murphy(2)                        Assistant Vice President


 (1) Principal Business Address: 400 Broadway, Cincinnati, Ohio 45202
 (2) Principal Business Address: 515 W. Market St. Louisville, Kentucky 40202
 (3) Principal Business Address: 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202

  (c)       Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

 The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.

ITEM 31.    MANAGEMENT SERVICES

 There are currently no management-related services provided to the Registrant.

ITEM 32.    UNDERTAKINGS

 The Registrant hereby undertakes:

 (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

 (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

 Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                   SIGNATURES

 As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 11th day of May, 2001.

                                               SEPARATE ACCOUNT II OF
                                          INTEGRITY LIFE INSURANCE COMPANY
                                                    (Registrant)

                                        By:  Integrity Life Insurance Company
                                                     (Depositor)



                                       By:   /s/ John R. Lindholm
                                          -----------------------------------
                                                  John R. Lindholm
                                                      President



                                          INTEGRITY LIFE INSURANCE COMPANY
                                                     (Depositor)



                                       By:   /s/ John R. Lindholm
                                          -----------------------------------
                                                  John R. Lindholm
                                                      President

                                   SIGNATURES

 As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:        /s/ John R. Lindholm
                                 --------------------------------------------
                                 John R. Lindholm, President
                                 Date:  05/11/01


PRINCIPAL FINANCIAL OFFICER:        /s/ Don W. Cummings
                                 --------------------------------------------
                                 Don W. Cummings, Chief Financial Officer
                                 Date: 05/11/01


PRINCIPAL ACCOUNTING OFFICER:       /s/ Joseph F Vap
                                 ---------------------------------------------
                                 Joseph F. Vap, Director, Financial Operations
                                 Date: 05/11/01

DIRECTORS:

   /s/ Dennis L. Carr              /s/  Robert L. Walker
--------------------------       ---------------------------------------
Dennis L. Carr                   Robert L. Walker
Date: 05/11/01                   Date: 05/11/01

   /s/ Donald J. Wuebbling         /s/ William J. Williams
--------------------------       ---------------------------------------
Donald E. Wuebbling              William J. Williams
Date: 05/11/01                   Date: 05/11/01

   /s/ John R. Lindholm
--------------------------
John R. Lindholm
Date: 05/11/01

   /s/ John F. Barrett
--------------------------
John F. Barrett
Date: 05/11/01

                                  EXHIBIT INDEX

Exhibit No.

             9.      Opinion and Consent of Kevin L. Howard.

            10.      Consents of Ernst & Young LLP.